[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Strategic Allocation:
  Conservative
  Moderate
  Aggressive


May 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months ended May 31, 2001, saw the continuation of a trend toward sharp volatility in the financial markets, which has caused many swift, unpredictable reversals of fortune in recent years. Such dramatic changes are why we believe investors are best served by taking a diversified approach to their portfolios.

     Investors in the American Century Strategic Asset Allocation funds benefited from this diversified approach during a period that was difficult for stocks but good for bonds. The funds' investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     Turning to corporate matters, we're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), became the subsidiary's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience, while removing the responsibility for the day-to-day management of ACIM. Bob can focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
STRATEGIC ALLOCATION: CONSERVATIVE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    9
STRATEGIC ALLOCATION: MODERATE
   Performance Information ................................................   20
   Management Q&A .........................................................   21
   Schedule of Investments ................................................   24
STRATEGIC ALLOCATION: AGGRESSIVE
   Performance Information ................................................   38
   Management Q&A .........................................................   39
   Schedule of Investments ................................................   42
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   55
   Statement of Operations ................................................   56
   Statement of Changes
      in Net Assets .......................................................   57
   Notes to Financial
      Statements ..........................................................   58
   Financial Highlights ...................................................   62
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   71
   Background Information
      Investment Philosophy
         and Policies .....................................................   72
      Comparative Indices .................................................   72
      Investment Team
         Leaders ..........................................................   72
      Neutral Asset Mixes .................................................   72
   Glossary ...............................................................   73


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six months ended May 31, 2001, were difficult for the U.S. economy. The technology and manufacturing sectors stumbled, while inflation rose because of surging energy costs.

* Corporate profits slumped, but news wasn't all bad for stocks. Small- and mid-cap stocks did very well, and value beat growth shares.

* Technology stocks suffered the biggest declines because their extremely high valuations left them vulnerable to a sharp sell-off as business conditions deteriorated.

* Bonds performed very well during the period; in general, the higher a bond sector's yield, the better it performed.

* Overseas markets also endured a bumpy ride. Economies and currencies weakened from Europe to Asia, weighing on foreign financial markets.

STRATEGIC ALLOCATION: CONSERVATIVE

* The fund's heavy weighting in bonds meant positive returns for shareholders despite poor performance by stocks and the economy.

* Investors benefited from our decisions to hold slightly more bonds and value-oriented stocks, and slightly fewer growth and international shares.

* We positioned the bond portfolio conservatively, reducing our overweight in corporate bonds and adding Treasurys.

* We see a slow, rocky road to recovery for the economy. That argues for more volatility in financial markets, and a continuation of our conservative fund positioning.

STRATEGIC ALLOCATION: MODERATE

* Good performance by the fund's bond position meant positive returns for shareholders despite poor performance by stocks and the economy.

* Investors benefited from our decisions to hold slightly more bonds and value-oriented stocks, and slightly fewer growth and international shares.

* We positioned the stock and bond portfolios conservatively. In equities, we focused on defensive sectors, while reducing our exposure to technology stocks. In bonds, we trimmed our overweight in corporates and added Treasurys.

* We see a slow, rocky road to recovery for the economy. That argues for more volatility in financial markets, and a continuation of our conservative fund positioning.

STRATEGIC ALLOCATION: AGGRESSIVE

* Fund returns were slightly negative, pulled down by weakness in stocks and the economy. Nevertheless, the fund's allocation to cash and bonds helped mitigate those losses.

* Investors benefited from our decisions to hold slightly more bonds and value-oriented stocks, and slightly fewer growth and international shares.

* We positioned our stock portfolio conservatively, focusing on the energy, utilities, and health care sectors. We also underweighted the highest-flying technology stocks.

* We see a slow, rocky road to recovery for the economy. That argues for more volatility in financial markets, and a continuation of our conservative fund positioning.

[left margin]

                  CONSERVATIVE(1)
                      (TWSCX)
    TOTAL RETURNS:                AS OF 5/31/01
       6 Months                           3.76%(2)
       1 Year                             6.32%
    INCEPTION DATE:                     2/15/96
    NET ASSETS:                  $213.1 million(3)

                    MODERATE(1)
                      (TWSMX)
    TOTAL RETURNS:                AS OF 5/31/01
       6 Months                           1.86%(2)
       1 Year                            -0.51%
    INCEPTION DATE:                     2/15/96
    NET ASSETS:                  $620.5 million(3)

                    AGGRESSIVE(1)
                      (TWSAX)
    TOTAL RETURNS:                AS OF 5/31/01
       6 Months                          -0.41%(2)
       1 Year                            -5.55%
    INCEPTION DATE:                     2/15/96
    NET ASSETS:                  $378.5 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

See Total Returns on pages 5, 20, and 38.
Investment terms are defined in the Glossary on pages 73-74.


2      1-800-345-2021


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
[photo of Jeff Tyler]
Jeff Tyler, senior vice president and lead manager of the Strategic Asset Allocation funds

U.S. ECONOMY

     Economic growth slowed dramatically during the six months ended May 31, 2001, with the manufacturing and technology sectors hardest hit. Consumer and business confidence headed south in response to slower growth, falling stock prices, and rising energy costs.

     On many levels, the prevailing sentiment among investors continued to shift away from the unbridled optimism of the late 1990s to a more cautious and pragmatic approach. The shift toward caution that began in March of 2000 gained momentum over the last six months, weighing on economic growth. The highest flying stocks continued to lose altitude, business and consumer spending slowed from its torrid pace, and layoff announcements skyrocketed.

     The Federal Reserve moved to rescue the ailing economy, cutting short-term interest rates by 2.5% during the reporting period. Toward the end of the period, the Fed's economic stimulus and an impending tax cut, as well as resilient auto and home sales, seemed to calm consumers and the financial markets. However, declining corporate profits, overcapacity in many sectors of the economy, and international weakness continued to pose challenges for growth ahead.

VALUE MATTERS

     A cautious approach to financial risk drove the stock market's performance, causing value stocks to outperform growth shares by a wide margin. Many investors sought companies with clear visions of future profitability, or defensive sectors with steady growth rates.

     In recent months, the performance disparity between growth and value narrowed somewhat, as recession fears subsided and investors began to hope for better times ahead.

     The market's focus on valuation boosted small- and mid-cap stocks after several years of underperformance. Although smaller stocks are often considered riskier in uncertain economic times, investors couldn't pass up their relatively low prices.

NEW ECONOMY STOCKS DIVE

     Technology stocks suffered the steepest declines. Deterioration in their business fundamentals and high valuations made the sector extremely vulnerable to the market's bargain-shopping mentality. Tech companies suffered from a severe drop in demand, as corporations with sagging earnings cut costs by reducing investments in technology.

     Going into November of 2000, the tech-laden Nasdaq Composite Index had already lost nearly half its value. But earnings in the sector continued to plummet, bringing on several waves of selling that lasted through March.

     Telecommunications shares also lost ground for many of the same reasons. Demand for telecommunication equipment dropped off sharply as companies--faced with slower consumer demand and delays in the next generation of wireless technology--cut back on spending after an extended buying spree.

[right margin]

"ECONOMIC GROWTH SLOWED DRAMATICALLY DURING THE SIX MONTHS ENDED MAY 31, 2001."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 2001
   S&P 500                         -3.90%
   S&P MIDCAP 400                   9.13%
   S&P SMALLCAP 600                15.10%

FOREIGN STOCK MARKET PERFORMANCE (IN U.S. DOLLARS)
FOR THE SIX MONTHS ENDED MAY 31, 2001
   MSCI EAFE(reg.tm) INDEX         -8.06%
   MSCI Europe Index               -8.35%
   MSCI Far East Index             -8.48%
   MSCI Emerging Markets
      Latin American Index         11.46%
   MSCI EAFE(reg.tm) INDEX
      (IN LOCAL CURRENCIES)        -4.65%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 72.


                                                 www.americancentury.com      3


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
                                                                    (Continued)

     In addition, the sector was haunted by worries about vendor financing--a common telecom industry practice in which the seller finances the buyer for equipment purchases. The long-term viability of some vendor-financed loans seems questionable in the current economic context.

OLD ECONOMY SHARES THRIVE

     The exodus out of technology and the search for reasonably priced stocks ended with many old economy names, causing the Dow to finish higher. In what was a healthy sign for financial markets, investors embraced companies in a diverse group of industries. Execution and financial results seemed to become more highly valued than future promises, as fundamentally strong companies generally traded higher. In particular, defensive sectors like energy and utilities turned in strong performances. Investors favored these shares because consumer spending for food, health care, electricity, and oil is relatively consistent no matter the state of the economy.

BONDS RALLY

     Bonds staged an impressive rally, with corporates leading the pack and Treasurys lagging behind. The Fed's rate cuts and relatively low Treasury yields encouraged the bond market to shift toward higher-yielding securities. Within corporates, high-yield bonds--higher-risk debt with low credit quality--outperformed all other major sectors of the bond market. High-quality, investment grade corporates also rallied despite record-breaking supply.

     Behind corporates, mortgage-backed securities turned in a strong performance. The relatively high yields of mortgages attracted investors despite heavy refinancing activity at the beginning of the year.

     Agencys also performed well. The government-sponsored mortgage lenders that issue the majority of agency debt implemented some moderate fiscal reforms after coming under fire from Capitol Hill. That relieved some of the political risks that had become associated with the sector, stimulating a rally in agencys.

OVERSEAS MARKETS

     The last six months were a rocky period for overseas markets. In Europe, signs of an economic slowdown and persistent inflation plagued financial markets, causing stocks to fall in most European countries. Worries over inflation and continued weakness in the European Union's common currency prevented the European Central Bank from aggressively cutting interest rates to stimulate the economies of the region.

     In Asia, Japanese economic growth dipped into negative territory, continuing a 10-year recession. Japanese financial markets tumbled during the six months, as financial and political leaders contemplated banking reform measures. Japanese banks are struggling with problems that include defaulted loans and oversized equity positions.

     The government's reform plan would have the banks write off massive amounts of bad debt and significantly reduce their equity holdings. Selling stocks would sink the already depressed equity market, so the government has proposed a public fund for stock purchases. Whatever the resolution, it will almost undoubtedly have negative near-term implications for Japanese financial markets.

[left margin]

"BONDS STAGED AN IMPRESSIVE RALLY, WITH CORPORATES LEADING THE PACK AND TREASURYS LAGGING BEHIND."

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 2001
   LEHMAN AGGREGATE BOND INDEX             5.14%
   Lehman Corporate Bond Index             6.91%
   Lehman Fixed-Rate Mortgage-Backed
      Securities Index                     5.22%
   Lehman Treasury Bond Index              3.34%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 72.


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Strategic Conservative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                                 INVESTOR CLASS (INCEPTION 2/15/96)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                     CONSERVATIVE                   AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)             3.76%          -3.90%         5.14%          2.33%
1 YEAR                  6.32%         -10.55%        13.12%          5.45%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 6.96%           6.15%         6.42%          5.11%
5 YEARS                 9.16%          15.13%         7.68%          5.13%
LIFE OF FUND            8.77%          15.45%(2)      7.01%(2)       5.13%(2)

                                 ADVISOR CLASS (INCEPTION 10/2/96)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                     CONSERVATIVE                   AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)             3.63%          -3.90%         5.14%          2.33%
1 YEAR                  6.06%         -10.55%        13.12%          5.45%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 6.69%           6.15%         6.42%          5.11%
5 YEARS                  --              --            --             --
LIFE OF FUND            8.97%          15.44%(3)      7.52%(3)       5.13%(3)

                              INSTITUTIONAL CLASS (INCEPTION 8/1/00)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                     CONSERVATIVE                   AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)             4.05%          -3.90%         5.14%          2.33%
1 YEAR                   --              --            --             --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                  --              --            --             --
5 YEARS                  --              --            --             --
LIFE OF FUND            5.19%(1)      -11.32%(1)      9.81%(1)       4.42%(1)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

See pages 71-73 for information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/01
S&P 500                           $21,255
Strategic Conservative            $15,597
Lehman Aggregate Bond Index       $14,271
90-Day T-Bill Index               $13,010

                Strategic                     Lehman Aggregate      90-Day
               Conservative       S&P 500        Bond Index       T-Bill Index
DATE              VALUE            VALUE            VALUE            VALUE
2/15/1996        $10,000          $10,000          $10,000          $10,000
3/31/1996         $9,920          $10,096           $9,930          $10,041
6/30/1996        $10,099          $10,549           $9,987          $10,168
9/30/1996        $10,316          $10,875          $10,171          $10,298
12/31/1996       $10,644          $11,781          $10,476          $10,426
3/31/1997        $10,509          $12,097          $10,418          $10,560
6/30/1997        $11,249          $14,210          $10,800          $10,694
9/30/1997        $11,909          $15,273          $11,159          $10,830
12/31/1997       $12,011          $15,712          $11,487          $10,969
3/31/1998        $12,720          $17,903          $11,666          $11,109
6/30/1998        $12,877          $18,494          $11,939          $11,248
9/30/1998        $12,498          $16,654          $12,444          $11,384
12/31/1998       $13,276          $20,201          $12,486          $11,506
3/31/1999        $13,207          $21,209          $12,424          $11,633
6/30/1999        $13,706          $22,707          $12,315          $11,764
9/30/1999        $13,490          $21,287          $12,398          $11,901
12/31/1999       $14,758          $24,455          $12,383          $12,052
3/31/2000        $15,190          $25,015          $12,657          $12,220
6/30/2000        $14,826          $24,350          $12,877          $12,396
9/30/2000        $15,299          $24,113          $13,265          $12,585
12/31/2000       $15,481          $22,228          $13,823          $12,776
3/31/2001        $15,104          $19,592          $14,244          $12,930
5/31/2001        $15,597          $21,255          $14,271          $13,010

$10,000 investment made 2/15/96*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Conservative's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                Strategic                     Lehman Aggregate      90-Day
               Conservative       S&P 500        Bond Index       T-Bill Index
DATE             RETURN           RETURN           RETURN           RETURN
5/31/96*          0.64%            5.04%           -1.45%            1.25%
5/31/97           9.16%           29.48%            8.32%            5.17%
5/31/98          15.99%           30.68%           10.91%            5.16%
5/31/99           5.74%           21.04%            4.35%            4.62%
5/31/00           8.88%           10.48%            2.11%            5.26%
5/31/01           6.32%          -10.55%           13.12%            5.45%

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which index data are available.


                                                 www.americancentury.com      5


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]   [photo of Brian Howell]

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2001?

     The portfolio's return generally reflected strength in bonds and weakness in stocks. The portfolio returned 3.76%* for the six months (see the previous page for more performance information).

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE SIX MONTHS?

     We tend to keep the asset mix close to the fund's neutral position of 45% bonds, 45% stocks, and 10% cash. We try to make modest adjustments where we think we can add value.

     We should point out that when we say "overweight" bonds and "underweight" stocks, we mean we held slightly more (overweight) or slightly less (underweight) of that slice compared with the fund's neutral asset mix. We also say over/underweight to refer to positions we've taken relative to the benchmark within each asset class.

     Going into November, we were concerned with the slowing economy and high equity valuations. As a result, we applied a cautious theme to asset allocation.

     That meant we underweighted the growth and international equity categories and maintained an overweight in bonds and value-oriented stocks for much of the period. Those decisions worked well for our shareholders because bonds and value-oriented stocks were two of the better-performing asset classes during the six months, while growth and international stocks fell far and fast. In addition, diversification in small- and mid-cap stocks helped the fund's return, as smaller-cap stocks outperformed large-caps.

     Within the fixed-income portfolio, we shifted from high-quality bonds in defensive industries to higher-yielding securities after the Fed cut rates.

WHY DID YOU OVERWEIGHT BONDS?

     Because of the economy's rapid deterioration in the last quarter of 2000. Slow economic growth, relatively low inflation, and interest rate cuts by the Federal Reserve created nearly ideal conditions for bonds. In addition, demand for U.S. bonds normally increases when uncertainty rises, as nervous investors seek a hiding place from the stock market's volatility. Bonds posted big gains amid all the uncertainty, so we took some profits at the end of February and trimmed our overweight position. The decision to overweight bonds boosted the portfolio's performance as bonds generally outperformed stocks for the six months.

LET'S TALK A LITTLE MORE ABOUT THE BOND PORTFOLIO. WHAT DID YOU DO THERE?

     The bond portfolio had an overweight position in spread product (corporates, mortgages, and asset-backed securities) throughout the six months. That worked well during the period, as those sectors far outperformed Treasurys.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE MAINTAINED AN OVERWEIGHT IN BONDS AND VALUE-ORIENTED STOCKS."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                          AS OF MAY 31, 2001
U.S. BONDS                         45%
U.S. STOCKS                        36%
MONEY MARKET SECURITIES            13%
FOREIGN STOCKS                      6%

See page 72 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 73-74.


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Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY OTHER CHANGES?

     Yes. In the fourth quarter of 2000, the economy deteriorated significantly, raising concerns about declining credit quality and corporate loan defaults. We responded to the changing environment by trimming our overweight in corporate holdings and adding some Treasurys. That trade gave the portfolio a more conservative stance and greater liquidity going into the uncertain environment.

     Corporate bonds significantly outperformed Treasurys at the beginning of 2001, when the Federal Reserve surprised the markets by aggressively cutting interest rates. The Fed's action increased investors' hopes of a future economic rebound. The fund benefited from that rally because it was still overweight corporates, though our conservative trade in the fourth quarter of 2000 (coporates for Treasurys) dampened the portfolio's return.

WHAT ELSE CAN YOU TELL US ABOUT THE FUND'S CORPORATE BONDS?

     We did an excellent job of avoiding downgrades and defaults in our corporate holdings at a time when defaults were occurring at a record pace. We increased the bond portfolio's credit quality by selling a number of lower-quality bonds, such as those issued by firms that we believed were vulnerable to an economic downturn.

     We replaced them with high-quality bonds in defensive industries, such as financial services, healthcare, and utilities. Then, as the Fed cut rates at the beginning of the year, we relaxed our defensive posture somewhat, selectively moving back into securities that would add yield to the portfolio.

WHAT CAN YOU TELL US ABOUT YOUR MORTGAGE- AND ASSET-BACKED HOLDINGS?

     It's important to point out that the asset-backed holdings included commercial mortgage-backed securities (CMBS). The CMBS position helped boost the portfolio's credit quality while maintaining relatively high yields. At the time we bought them, these high-quality AAA bonds had yields similar to single-A industrial (corporate) bonds.

     CMBS also helped reduce our exposure to prepayments that affected other mortgage securities--CMBS are less susceptible to mortgage refinancing waves because they're secured by loans on properties such as office buildings, not homes.

LET'S MOVE TO THE EQUITY PORTION OF THE PORTFOLIO. WHY DID YOU OVERWEIGHT VALUE AND UNDERWEIGHT GROWTH STOCKS?

     With the economy slowing, we determined that there was better return potential and less risk in undervalued shares with stable earnings. We were seeking a hiding place from volatility because we thought growth sectors had become extraordinarily overpriced, especially in the context of an economic slowdown.

     One of the main drivers of economic growth over the last few years was business investment, particularly in technology. We saw signs that the capital expenditure cycle was reversing itself--most of the biggest purchasers of high-tech products were faced with lower earnings, overextended budgets, and slower demand. In that environment, we felt the risks of many growth names far outweighed their potential for positive returns.

[right margin]

"WE EXPECT THE FINANCIAL MARKETS TO REMAIN EXTREMELY VOLATILE IN THE COMING MONTHS."

FUND'S U.S. BONDS
                               AS OF MAY 31, 2001
NUMBER OF SECURITIES                    116
WEIGHTED AVERAGE MATURITY             7.8 YRS
AVERAGE DURATION                      5.0 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                    28%
MORTGAGE-BACKED SECURITIES              23%
U.S. GOVT. AGENCY SECURITIES            19%
U.S. TREASURY SECURITIES                17%
COLLATERALIZED MORTGAGE
   OBLIGATIONS                           8%
ASSET-BACKED SECURITIES                  5%

Investment terms are defined in the Glossary on pages 73-74.


                                                 www.americancentury.com      7


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     The financial markets responded in much the same way--value shares beat growth stocks by a wide margin. As a result, the portfolio saw some gains from the overweight in value-oriented shares, while the underweight in growth-oriented stocks limited the portfolio's downside.

DID YOU MAKE ANY OTHER ADJUSTMENTS?

     Yes. At the end of February, we traded a portion of our value stocks for growth shares because the risk/return potential of growth had improved somewhat with the Fed's rate cuts and growth stocks near their lows. We remained overweight value and underweight growth, just not as much as before. We also shifted some funds back into the international slice, but maintained a slight underweight position there. The fund booked profits on the trades and we are comfortable with the way they are playing out.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY?

     Historically, corporate profit growth has returned and financial markets have rebounded after the Fed cuts rates dramatically. The Fed's rate cuts have boosted investor confidence in the economy, though lower rates do little to change the supply and demand imbalances that exist in the tech, telecom, and energy sectors.

     In addition, the negative savings rate and the American consumer's record level of indebtedness are problematic for growth, as is the drop-off in business investment. With sufficient time, those structural problems should work their way out of the economy, but in our opinion, the eventual rebound will be slow and somewhat rocky.

WHAT'S IN STORE FOR STOCKS?

     We expect the financial markets to remain extremely volatile in the coming months, as investors react to economic and financial news. Stocks will probably respond positively to the first signs of a rebound in profits or the economy. By contrast, if inflation starts to accelerate, or if the economic rebound takes longer than expected, we think stock prices will fall further. We feel more comfortable maintaining our current defensive positioning, with a slight tilt toward value-oriented stocks and companies that demonstrate strong financial results.

WHAT'S AHEAD FOR BONDS?

     Given how much bonds have rallied and interest rates have fallen this year, we don't expect bonds to repeat the big price gains we saw in the last year or so. Going forward, we expect the biggest part of bond returns to come from income, not price appreciation. That's why we're currently favoring higher-yielding securities, such as mortgage-backed securities and corporate bonds.

WHAT DOES THAT MEAN FOR THE FUND'S  ASSET ALLOCATIONS?

     We intend to keep the fund's asset mix close to its neutral weighting. That said, within the stock slice we'll continue to slightly overweight value at the expense of growth, and underweight international. We'll also maintain our bond holdings at neutral.

[left margin]

FUND'S U.S. STOCKS
                               AS OF MAY 31, 2001
NUMBER OF COMPANIES                    393
DIVIDEND YIELD                         1.5%
PRICE/EARNINGS RATIO                   24.0

TOP 5 U.S. STOCKS
                             % OF FUND'S      % OF
                             U.S. STOCKS      FUND
EXXON MOBIL CORP.               2.7%          1.0%
CITIGROUP INC.                  2.4%          0.9%
VERIZON COMMUNICATIONS          2.2%          0.8%
MICROSOFT CORP.                 1.7%          0.6%
GENERAL ELECTRIC CO.            1.4%          0.5%

FUND'S FOREIGN STOCKS
                               AS OF MAY 31, 2001
NUMBER OF COMPANIES                    130
DIVIDEND YIELD                         1.5%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S      % OF
                              FOREIGN         FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES         11.0%          0.7%
NOVARTIS AG                     3.0%          0.2%
ING GROEP N.V.                  2.6%          0.2%
NTT DOCOMO, INC.                2.5%          0.2%
NOVO NORDISK A/S CI B           2.3%          0.1%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                                  76%
ASIA/PACIFIC                            19%
AMERICAS (EXCLUDING U.S.)                5%


8      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS & WARRANTS -- 41.5%
AIRLINES(1)
                      500  Delta Air Lines Inc.                     $     23,810
                      100  Southwest Airlines Co.                          2,000
                                                                    ------------
                                                                          25,810
                                                                    ------------
ALCOHOL -- 0.2%
                    4,400  Anheuser-Busch Companies, Inc.                193,600
                    3,750  Heineken NV ORD                               151,496
                                                                    ------------
                                                                         345,096
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                      400  Gucci Group N.V. New York Shares               36,132
                    2,800  Liz Claiborne, Inc.                           144,956
                    1,500  Skechers U.S.A. Inc.(2)                        52,650
                    6,900  VF Corp.                                      285,384
                    2,800  Wolverine World Wide, Inc.                     47,600
                                                                    ------------
                                                                         566,722
                                                                    ------------
BANKS -- 3.2%
                    1,600  Banco Popular Espanol SA ORD                   52,523
                   11,100  Bank of America Corp.                         657,674
                    2,600  Bank of New York Co., Inc. (The)              141,986
                    7,100  Bank One Corp.                                281,160
                   37,600  Citigroup Inc.(3)                           1,926,999
                    1,500  Comerica Inc.                                  85,350
                    3,300  Den Danske Bank Group ORD                      52,076
                    1,300  Deutsche Bank AG ORD                           99,769
                      336  Dexia ORD                                      49,918
                    1,000  Fifth Third Bancorp                            58,865
                      900  First Tennessee National Corp.                 32,040
                   13,500  First Union Corp.                             435,375
                   14,100  First Virginia Banks, Inc.(3)                 649,164
                   14,900  Fleet Boston Financial Corp.                  619,691
                    1,600  Greater Bay Bancorp                            41,592
                   24,150  IntesaBCI S.p.A. ORD                           89,697
                    8,600  KeyCorp                                       204,508
                    5,700  Marshall & Ilsley Corp.                       291,270
                    2,110  National Australia Bank ORD                    34,615
                    7,600  National City Corp.                           222,680
                      422  Nordic Baltic Holding AB ORD                    2,349
                      500  Northern Trust Corp.                           33,063
                    5,200  Royal Bank of Scotland Group
                              plc ORD                                    119,461
                    1,000  Silicon Valley Bancshares(2)                   27,655
                      800  State Street Corp.                             43,976
                   11,000  Sumitomo Mitsui Banking Corp.
                              ORD                                         93,320
                      900  Synovus Financial Corp.                        27,342
                    2,500  TCF Financial Corp.                           104,725
                   12,299  U.S. Bancorp                                  274,268
                      458  UBS AG ORD                                     68,332
                    1,900  UnionBanCal Corp.                              60,990
                      900  Wells Fargo & Co.                              42,372
                                                                    ------------
                                                                       6,924,805
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
CHEMICALS -- 1.0%
                    2,400  Agrium Inc.                              $     28,728
                      602  Air Liquide ORD                                83,733
                    6,900  Air Products & Chemicals, Inc.                322,713
                    1,200  Engelhard Corp.                                33,312
                    3,100  FMC Corp.(2)                                  236,592
                    8,300  Minerals Technologies Inc.                    335,320
                    4,900  Minnesota Mining &
                              Manufacturing Co.                          581,042
                      400  Potash Corp. of Saskatchewan Inc.              24,420
                    5,500  Praxair, Inc.                                 276,595
                      700  Scotts Co. (The) Cl A(2)                       31,990
                   14,300  Sherwin-Williams Co.                          305,162
                                                                    ------------
                                                                       2,259,607
                                                                    ------------
CLOTHING STORES -- 0.2%
                      500  American Eagle Outfitters, Inc.(2)             18,373
                    3,000  Gap, Inc. (The)                                93,000
                   15,300  Intimate Brands, Inc.                         231,642
                    9,200  Limited, Inc. (The)                           149,960
                      700  Talbots, Inc.                                  25,200
                                                                    ------------
                                                                         518,175
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.5%
                   15,452  Advanced Digital Information
                              Corp.(2)                                   281,458
                    2,400  Apple Computer, Inc.(2)                        47,892
                    2,800  Avaya Inc.(2)                                  45,360
                    1,600  Avocent Corp.(2)                               35,000
                   18,600  Compaq Computer Corp.                         297,414
                    7,400  Dell Computer Corp.(2)                        180,375
                    6,000  EMC Corp. (Mass.)                             189,600
                   11,600  Hewlett-Packard Co.                           340,112
                    7,400  IKON Office Solutions Inc.                     59,940
                    9,600  International Business Machines
                              Corp.(3)                                 1,073,279
                    6,000  Lexmark International Group, Inc.
                              Cl A(2)                                    371,940
                    1,100  Mercury Computer Systems, Inc.(2)              52,476
                    3,600  Pitney Bowes, Inc.                            142,344
                    8,000  Sun Microsystems, Inc.(2)                     131,720
                    2,300  Tech Data Corp.(2)                             69,035
                    6,200  Xerox Corp.                                    61,442
                                                                    ------------
                                                                       3,379,387
                                                                    ------------
COMPUTER SOFTWARE -- 1.5%
                    1,500  Adobe Systems Inc.                             59,640
                    1,200  Amdocs Ltd.(2)                                 74,160
                    8,200  Aremissoft Corporation(2)                     105,001
                      800  Autodesk, Inc.                                 24,508
                      500  BEA Systems, Inc.(2)                           17,943
                    2,900  BMC Software Inc.(2)                           69,310
                    1,400  Cadence Design Systems, Inc.(2)                29,610
                      500  Cerner Corp.(2)                                21,003
                    4,000  Citrix Systems, Inc.(2)                        95,620


See Notes to Financial Statements                 www.americancentury.com      9


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   22,300  Computer Associates
                              International, Inc.                   $    632,427
                    5,400  Compuware Corp.(2)                             59,535
                    2,500  Mentor Graphics Corp.(2)                       65,763
                   20,100  Microsoft Corp.(2)(3)                       1,390,015
                   14,100  Network Associates Inc.(2)                    204,803
                   15,000  Oracle Corp.(2)                               229,499
                    1,200  Parametric Technology Corp.(2)                 14,286
                       13  Per-Se Technologies, Inc.
                              Warrants(2)                                      1
                      700  SAP AG ORD                                     99,430
                      600  Sybase, Inc.(2)                                 9,330
                    1,500  Synopsys, Inc.(2)                              85,335
                    2,400  THQ, Inc.(2)                                  116,304
                      300  Veritas Software Corp.(2)                      19,775
                                                                    ------------
                                                                       3,423,298
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.3%
                      700  Centex Corp.                                   26,096
                      900  Fluor Corporation                              52,488
                      700  Jacobs Engineering Group Inc.(2)               52,220
                      500  KB Home                                        12,705
                      869  Lafarge SA ORD                                 81,021
                    2,900  Lennar Corp.                                  107,300
                    4,200  Martin Marietta Materials, Inc.               207,354
                    1,700  Societe Generale d'Entreprises
                              SA ORD                                      98,738
                                                                    ------------
                                                                         637,922
                                                                    ------------
CONSUMER DURABLES -- 0.4%
                    5,100  Black & Decker Corporation                    202,215
                    2,900  Carlisle Companies, Inc.                      113,970
                      900  Nintendo Co., Ltd. ORD                        173,701
                    2,427  Philips Electronics N.V.
                              New York Shares                             67,228
                    4,000  Sharp Corp. ORD                                57,162
                       71  Swatch Group AG ORD(2)                         78,775
                    4,300  Whirlpool Corp.                               270,427
                                                                    ------------
                                                                         963,478
                                                                    ------------
DEFENSE/AEROSPACE -- 0.4%
                    6,300  Boeing Co.                                    396,207
                    3,400  Bombardier Inc. Cl B ORD                       52,347
                    2,300  Lockheed Martin Corp.                          88,067
                    4,300  Raytheon Company                              128,011
                    5,100  TRW Inc.                                      221,136
                                                                    ------------
                                                                         885,768
                                                                    ------------
DEPARTMENT STORES -- 1.1%
                   14,852  Coles Myer Limited ORD                         53,310
                   14,500  Dixons Group plc ORD                           48,990
                    1,100  Family Dollar Stores, Inc.                     30,580
                    3,200  Federated Department Stores, Inc.(2)          143,360
                    6,000  Great Universal Stores Plc ORD                 50,371
                    2,000  Ito-Yokado Co., Ltd. ORD                      104,557
                    3,000  JUSCO Co., Ltd. ORD                            66,460
                   19,700  Kmart Corp.(2)                                222,216

Shares                                                                 Value
--------------------------------------------------------------------------------

                    1,000  Kohl's Corp.(2)                          $     61,550
                    8,700  May Department Stores Co. (The)               284,490
                    5,800  Next plc ORD                                   80,440
                   20,611  Safeway Plc ORD                               112,091
                   10,900  Sears, Roebuck & Co.                          434,692
                    2,300  Target Corp.                                   86,940
                   24,529  Tesco plc ORD                                  86,614
                   13,000  Wal-Mart Stores, Inc.                         672,749
                                                                    ------------
                                                                       2,539,410
                                                                    ------------
DRUGS -- 3.5%
                    5,800  Abbott Laboratories                           301,484
                      700  Allergan, Inc.                                 62,790
                    3,400  American Home Products Corp.                  215,220
                      300  AmeriSource Health Corp.(2)                    17,313
                    2,600  Amgen Inc.(2)                                 172,601
                    4,100  Aventis SA ORD                                303,867
                    2,400  Baxter International, Inc.                    118,512
                   10,600  Bristol-Myers Squibb Co.                      574,944
                    1,000  Eisai Company, Ltd. ORD                        24,671
                    1,287  Elan Corp. plc ADR(2)                          74,273
                    2,100  Forest Laboratories, Inc. Cl A(2)             155,526
                      900  Genzyme Corp.(2)                               96,251
                    1,400  Glaxo Wellcome plc ADR                         76,566
                   11,550  IVAX Corp.(2)                                 389,235
                    5,400  Johnson & Johnson                             523,530
                    2,800  Lilly (Eli) & Co.                             237,160
                    9,500  Merck & Co., Inc.                             693,405
                    8,000  Mylan Laboratories Inc.                       254,480
                    3,800  NBTY, Inc.(2)                                  49,039
                   11,200  Novartis AG ORD                               425,541
                    8,094  Novo Nordisk A/S Cl B ORD                     325,295
                   25,200  Pfizer, Inc.                                1,080,827
                    7,100  Pharmacia Corp.                               344,776
                    9,800  Protein Design Labs, Inc.(2)                  728,384
                    1,788  Sanofi-Synthelabo S.A. ORD                    109,673
                    1,000  Takeda Chemical Industries, Ltd.
                              ORD                                         50,768
                                                                    ------------
                                                                       7,406,131
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.1%
                      922  Alstom ORD                                     26,881
                    1,500  Amphenol Corp. Cl A(2)                         75,945
                    1,000  Celestica Inc.(2)                              50,000
                   18,000  Cisco Systems Inc.(2)                         346,769
                      400  Comverse Technology, Inc.(2)                   23,202
                    1,300  Corning Inc.                                   24,596
                      900  Digital Lightwave, Inc.(2)                     41,927
                    8,138  Dover Corp.                                   344,969
                    7,100  Ericsson (L.M.) Telephone Co.
                              ADR                                         45,405
                    1,000  Flextronics International Ltd. ADR(2)          25,235
                    3,700  Jabil Circuit, Inc.(2)                        108,706
                      300  Keyence Corp. ORD                              65,453
                      700  L-3 Communications
                              Holdings, Inc.(2)                           61,950


10      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    8,600  Littelfuse, Inc.(2)                      $    241,273
                    9,800  Motorola, Inc.                                144,060
                    2,300  MRV Communications Inc.(2)                     22,322
                    8,000  NEC Corp. ORD                                 130,704
                      600  Oni Systems Corp.(2)                           18,615
                    3,400  Sanmina Corp.(2)                               92,021
                    2,100  Scientific-Atlanta, Inc.                      110,271
                      900  Solectron Corp.(2)                             19,413
                    1,700  Sony Corp. ORD                                130,813
                    2,300  Technitrol, Inc.                               57,500
                    2,400  Tektronix, Inc.(2)                             58,824
                   14,000  Toshiba Corp. ORD                              79,298
                                                                    ------------
                                                                       2,346,152
                                                                    ------------
ELECTRICAL UTILITIES -- 1.4%
                    1,000  American Electric Power                        50,200
                    4,100  Calpine Corp.(2)                              202,130
                    1,200  Constellation Energy Group                     56,760
                    5,100  DTE Energy Company                            228,072
                    1,100  Duke Energy Corp.                              50,292
                    2,700  Entergy Corp.                                 116,640
                    2,200  Exelon Corp.                                  149,204
                   14,500  FPL Group, Inc.                               844,625
                    1,900  Mirant Corp.(2)                                74,670
                   10,700  Niagara Mohawk Holdings Inc.(2)               187,250
                    5,900  PP&L Resources, Inc.                          352,289
                    2,000  Reliant Energy, Inc.                           92,160
                    1,700  Reliant Resources Inc.(2)                      58,480
                    1,386  Sempra Energy                                  37,838
                    6,100  TXU Corp.                                     300,974
                   14,800  Wisconsin Energy Corp.                        344,840
                                                                    ------------
                                                                       3,146,424
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.8%
                    1,639  Alberta Energy Co. Ltd. ORD                    74,543
                    3,700  Amerada Hess Corp.                            316,868
                    2,500  Burlington Resources, Inc.                    122,250
                    8,900  Chevron Corp.(3)                              854,845
                    1,100  Evergreen Resources, Inc.(2)                   49,500
                   23,912  Exxon Mobil Corp.                           2,122,248
                    4,400  Kerr-McGee Corp.                              306,548
                      700  Kinder Morgan Management LLC(2)                49,665
                    1,900  Kinder Morgan, Inc.                           104,975
                    1,200  Louis Dreyfus Natural Gas Corp.(2)             47,736
                    1,700  Mitchell Energy & Development
                              Corp.                                       91,902
                   16,500  Occidental Petroleum Corp.                    494,505
                      900  Patina Oil & Gas Corp.                         27,180
                    1,000  Phillips Petroleum Co.                         64,740
                    2,300  Pioneer Natural Resources Co.(2)               48,530
                   25,300  Royal Dutch Petroleum Co.
                              New York Shares                          1,542,794
                                                                    ------------
                                                                       6,318,829
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.1%
                    1,300  Carnival Corp. Cl A                      $     36,699
                    3,500  Premier Parks Inc.(2)                          78,750
                   24,400  TeleWest Communications plc
                              ORD(2)                                      41,781
                                                                    ------------
                                                                         157,230
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.2%
                   19,000  Waste Management, Inc.                        531,620
                                                                    ------------
FINANCIAL SERVICES -- 2.3%
                    3,800  Ambac Financial Group, Inc.                   212,990
                    3,300  American Express Co.                          138,996
                    6,100  AON Corp.                                     213,500
                    3,300  Barclays plc ORD                               98,976
                    4,200  Block (H & R), Inc.                           250,488
                    1,900  Countrywide Credit Industries, Inc.            73,587
                      600  Credit Suisse Group ORD                       108,556
                    9,900  Fannie Mae                                    816,157
                    2,900  Federal Home Loan Mortgage
                              Corporation                                191,980
                   22,600  General Electric Co.(3)                     1,107,401
                    4,200  Household International, Inc.                 275,772
                    5,701  ING Groep N.V. ORD                            371,396
                       30  Julius Baer Holding AG ORD                    123,754
                    2,017  Marschollek Lautenschlaeger und
                              Partner AG ORD                             208,020
                    8,000  MBIA Inc.                                     422,000
                    3,000  MGIC Investment Corp.                         211,110
                    1,100  Providian Financial Corp.                      62,436
                    1,600  Student Loan Corp. (The)                      107,040
                    2,900  USA Education Inc.                            203,319
                                                                    ------------
                                                                       5,197,478
                                                                    ------------
FOOD & BEVERAGE -- 1.3%
                    3,000  Ajinomoto Co. Inc. ORD                         32,726
                   15,884  Archer-Daniels-Midland Co.                    214,434
                    7,599  B.A.T. Industries plc ORD                      58,191
                    3,700  Campbell Soup Company                         109,298
                    1,700  Coca-Cola Company (The)                        80,580
                    5,600  Coca-Cola Enterprises Inc.                     93,408
                   12,400  ConAgra, Inc.                                 258,540
                   15,541  Diageo plc ORD                                167,494
                      200  Groupe Danone ORD(2)                           26,058
                   10,000  Heinz (H.J.) Co.                              433,100
                    2,000  Hormel Foods Corp.                             47,180
                    1,900  IBP, Inc.                                      35,720
                      153  Nestle S.A. ORD                               316,340
                   12,000  PepsiCo, Inc.                                 537,121
                    9,854  Reckitt Benckiser PLC ORD                     130,377
                    1,900  Smithfield Foods Inc.(2)                       69,255
                    1,300  Suiza Foods Corp.(2)                           67,535
                    1,500  SYSCO Corp.                                    44,595
                    2,102  Unilever N.V. ORD                             116,396
                    1,200  Unilever N.V. New York Shares                  66,708
                    1,200  Wrigley (Wm.) Jr. Company                      57,636
                                                                    ------------
                                                                       2,962,692
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      11


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.3%
                    3,600  Bemis Co., Inc.                          $    136,836
                      500  Bowater Inc.                                   24,100
                    5,114  CRH plc ORD                                    88,438
                    6,767  International Paper Co.                       258,838
                    1,000  Pactiv Corp.(2)                                13,750
                    4,500  Sonoco Products Co.                           114,075
                    3,637  Stora Enso Oyj ORD                             42,002
                    1,500  Weyerhaeuser Co.                               85,815
                                                                    ------------
                                                                         763,854
                                                                    ------------
GAS & WATER UTILITIES -- 0.6%
                   18,800  AGL Resources Inc.                            441,800
                   49,263  Centrica plc ORD                              170,633
                    1,500  E.On AG ORD                                    74,672
                   21,764  International Power Plc ORD(2)                 96,140
                      600  NICOR Inc.                                     23,274
                   11,694  Scottish Power Plc ORD                         84,740
                    6,000  Suez SA ORD                                   182,747
                   11,700  WGL Holdings Inc.                             327,483
                                                                    ------------
                                                                       1,401,489
                                                                    ------------
GROCERY STORES -- 0.3%
                    9,400  Albertson's Inc.                              269,780
                    9,894  Koninklijke Ahold NV ORD                      300,261
                    2,100  Safeway Inc.(2)                               106,365
                                                                    ------------
                                                                         676,406
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
                   12,700  Cooper Industries, Inc.                       482,981
                      300  Eaton Corp.                                    23,460
                    3,100  Emerson Electric Co.                          209,901
                                                                    ------------
                                                                         716,342
                                                                    ------------
HEAVY MACHINERY -- 0.1%
                    2,300  Deere & Co.                                    85,928
                   37,000  Mitsubishi Heavy Industries Ltd.
                              ORD                                        157,103
                                                                    ------------
                                                                         243,031
                                                                    ------------
HOME PRODUCTS -- 0.9%
                    4,700  Avon Products, Inc.                           205,672
                   16,000  Clorox Company                                554,240
                    3,000  Colgate-Palmolive Co.                         169,920
                    9,800  Fortune Brands, Inc.                          336,630
                    6,000  International Flavors & Fragrances
                              Inc.                                       157,500
                    2,000  KAO Corp. ORD                                  52,027
                    6,300  Procter & Gamble Co. (The)                    404,712
                    1,900  Tupperware Corp.                               43,434
                                                                    ------------
                                                                       1,924,135
                                                                    ------------
HOTELS(1)
                    2,500  Harrah's Entertainment, Inc.(2)                91,425
                                                                    ------------
INDUSTRIAL PARTS -- 0.9%
                    5,300  Grainger (W.W.), Inc.                         234,207
                      600  Ingersoll-Rand Co.                             29,610

Shares                                                                 Value
--------------------------------------------------------------------------------

                    5,000  ITT Industries, Inc.                     $    233,300
                    4,800  Parker-Hannifin Corp.                         231,888
                      870  Precision Drilling Corp. ORD(2)                35,862
                      900  Shaw Group Inc. (The)(2)                       52,902
                    6,800  Snap-on Inc.                                  195,840
                   13,250  Tyco International Ltd.                       761,213
                    6,600  York International Corp.                      232,650
                                                                    ------------
                                                                       2,007,472
                                                                    ------------
INDUSTRIAL SERVICES -- 0.3%
                    6,200  Capita Group plc ORD                           43,258
                   11,983  Compass Group Plc ORD(2)                       88,534
                    5,400  Hays plc ORD                                   24,122
                      700  ISS A/S ORD(2)                                 40,133
                    4,500  Securitas AB Cl B ORD                          81,420
                    5,800  XTRA Corp.(2)                                 296,496
                                                                    ------------
                                                                         573,963
                                                                    ------------
INFORMATION SERVICES -- 0.8%
                    2,500  ADVO, Inc.(2)                                  81,275
                    1,105  Altran Technologies SA ORD                     64,273
                    5,900  Autostrade Concessioni e
                              Costruzioni Autostrade SpA ORD              36,090
                      510  Cap Gemini SA ORD                              58,725
                    6,300  Computer Sciences Corp.(2)                    264,537
                    4,800  Electronic Data Systems Corp.                 294,000
                    2,800  First Data Corp.                              183,708
                    2,200  Galileo International, Inc.                    61,116
                    3,154  Logica plc ORD                                 39,583
                    4,600  Misys plc ORD                                  36,726
                    1,200  Omnicom Group Inc.                            111,696
                    4,000  Reynolds & Reynolds Co. Cl A                   89,800
                    1,700  StorageNetworks, Inc.(2)                       29,147
                      900  SunGard Data Systems Inc.(2)                   53,532
                    3,280  TNT Post Group NV ORD                          72,900
                    5,400  Valassis Communications, Inc.(2)              183,870
                      900  Viad Corp.                                     22,725
                    1,700  Vivendi Environnement ORD                      72,346
                                                                    ------------
                                                                       1,756,049
                                                                    ------------
INTERNET -- 0.2%
                    8,300  AOL Time Warner Inc.(2)                       433,509
                      100  Ticketmaster Cl B(2)                            1,405
                                                                    ------------
                                                                         434,914
                                                                    ------------
INVESTMENT TRUSTS -- 0.7%
                    6,800  iShares Russell 1000 Value
                              Index Fund                                 409,700
                    7,300  iShares S&P 500/BARRA Value
                              Index Fund                                 465,375
                    4,200  Nasdaq 100-Index Tracking Stock(2)            187,866
                    4,500  Standard and Poor's 500
                              Depositary Receipt                         566,775
                                                                    ------------
                                                                       1,629,716
                                                                    ------------
LEISURE -- 0.5%
                    5,800  Eastman Kodak Co.                             274,514
                    1,900  GTECH Holdings Corp.(2)                        70,889


12      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    8,900  International Game Technology(2)         $    546,905
                   11,500  Mattel, Inc.                                  204,700
                    2,400  WMS Industries Inc.(2)                         72,048
                                                                    ------------
                                                                       1,169,056
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.5%
                    5,900  Aflac Inc.                                    191,337
                      700  American General Corp.                         31,661
                    4,100  CIGNA Corp.                                   387,327
                    2,500  Lincoln National Corp.                        123,100
                    4,500  MetLife, Inc.                                 143,325
                    5,700  Torchmark Corp.                               216,144
                                                                    ------------
                                                                       1,092,894
                                                                    ------------
MEDIA -- 0.5%
                    3,800  Belo Corp. Cl A                                74,062
                    2,900  Charter Communications, Inc.(2)                64,830
                   12,400  Disney (Walt) Co.                             392,087
                    3,100  EchoStar Communications Corp.
                              Cl A(2)                                     94,814
                    8,485  Mondadori (Arnoldo) Editore SpA
                              ORD                                         69,562
                   20,500  Reed International PLC ORD                    177,624
                      600  Tribune Co.                                    25,758
                    1,400  Univision Communications Inc.
                              Cl A(2)                                     61,222
                    1,508  USA Networks Inc.(2)                           39,004
                    3,109  Viacom, Inc. Cl B(2)                          179,203
                                                                    ------------
                                                                       1,178,166
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
                    1,300  Beckman Coulter Inc.                           49,075
                   22,600  Becton Dickinson & Co.(3)                     775,858
                    3,600  Guidant Corp.(2)                              135,180
                    2,000  Medtronic, Inc.                                85,960
                    1,300  PerkinElmer, Inc.                              89,739
                    1,400  Schein (Henry), Inc.(2)                        52,941
                      500  St. Jude Medical, Inc.(2)                      30,760
                      100  Varian Medical Systems, Inc.(2)                 7,250
                                                                    ------------
                                                                       1,226,763
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.8%
                    1,200  AdvancePCS(2)                                  73,026
                    6,100  Covance Inc.(2)                               112,057
                    3,550  Coventry Health Care Inc.(2)                   59,995
                    7,700  First Health Group Corp.(2)                   386,155
                    7,900  HCA - The Healthcare Co.                      318,686
                    6,900  HCR Manor Care, Inc.(2)                       170,775
                    1,400  Health Net Inc.(2)                             26,950
                    4,100  HealthSouth Corp.(2)                           52,070
                    1,700  LabOne, Inc.(2)                                12,827
                    3,400  Mid Atlantic Medical Services, Inc.(2)         56,168
                    5,100  Omnicare, Inc.                                106,896
                    3,900  Oxford Health Plans, Inc.(2)                  107,016
                    5,900  Tenet Healthcare Corp.(2)                     268,391
                      800  Wellpoint Health Networks Inc.(2)              69,440
                                                                    ------------
                                                                       1,820,452
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.3%
                    3,239  Alcan Inc.                               $    145,107
                    3,500  Alcoa Inc.                                    151,025
                      500  Ball Corporation                               23,750
                    1,400  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(2)                          21,938
                    1,900  Inco Ltd.(2)                                   35,492
                    3,000  Nitto Denko Corp. ORD                          91,382
                    3,200  Nucor Corp.                                   163,904
                    2,700  Usinor SA ORD                                  34,471
                                                                    ------------
                                                                         667,069
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.6%
                    2,766  Bayerische Motoren Werke
                              (BMW) AG ORD                                93,841
                      300  Cummins Inc.                                   12,705
                   17,386  Ford Motor Co.                                423,349
                    4,400  General Motors Corp.                          250,360
                    3,000  Honda Motor Co., Ltd. ORD                     125,871
                    1,000  Johnson Controls, Inc.                         70,400
                    1,800  Navistar International Corp.(2)                52,362
                      400  PACCAR Inc.                                    19,210
                    2,800  Superior Industries International,
                              Inc.                                       110,712
                    3,500  Toyota Motor Corp. ORD                        123,353
                                                                    ------------
                                                                       1,282,163
                                                                    ------------
MULTI-INDUSTRY -- 0.2%
                    3,046  Canadian Pacific Ltd.                         125,800
                    1,800  Preussag AG ORD                                59,240
                    3,353  Vivendi ORD                                   213,612
                                                                    ------------
                                                                         398,652
                                                                    ------------
OIL REFINING -- 0.7%
                    9,200  Conoco Inc. Cl A                              284,464
                    5,900  Cross Timbers Oil Company                     174,050
                    7,100  Tosco Corp.                                   354,574
                    1,500  Total SA Cl B ORD                             218,154
                    1,800  Ultramar Diamond Shamrock Corp.                90,270
                    5,500  USX-Marathon Group                            177,925
                    4,000  Valero Energy Corp.                           176,360
                                                                    ------------
                                                                       1,475,797
                                                                    ------------
OIL SERVICES -- 1.1%
                    4,100  BJ Services Co.(2)                            307,500
                    7,800  BP Plc ORD                                     68,801
                   10,389  Broken Hill Proprietary Co. Ltd.
                              ORD                                        118,174
                   30,500  ENI S.p.A. ORD                                196,114
                    4,400  ENSCO International Inc.                      141,724
                    4,000  Global Marine Inc.(2)                         102,600
                      800  Helmerich & Payne, Inc.                        31,632
                    6,300  Nabors Industries, Inc.(2)                    320,354
                    4,000  Newpark Resources, Inc.(2)                     51,600
                    3,500  Noble Drilling Corp.(2)                       149,450
                    7,700  Patterson-UTI Energy Inc.(2)                  226,688
                    2,400  Petro-Canada ORD                               64,597


See Notes to Financial Statements                www.americancentury.com      13


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    5,100  Petroleum Geo-Services ASA
                              ADR(2)                                $     57,834
                    3,400  Pride International Inc.(2)                    90,542
                      800  Schlumberger Ltd.                              50,424
                    2,300  Suncor Energy, Inc. ORD                        62,130
                    1,741  Talisman Energy, Inc. ORD(2)                   70,771
                    2,200  Transocean Sedco Forex, Inc.                  117,590
                    2,000  Varco International, Inc.(2)                   48,180
                    4,100  Weatherford International, Inc.(2)            231,117
                                                                    ------------
                                                                       2,507,822
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.3%
                    1,400  AEGON N.V. ORD                                 37,157
                      296  Allianz AG ORD                                 82,692
                    9,500  Allstate Corp.                                427,690
                    5,449  American International Group, Inc.            441,369
                    2,200  Argonaut Group, Inc.                           39,765
                    5,600  Chubb Corp. (The)                             421,960
                      500  CNA Financial Corp.(2)                         19,915
                    1,700  Everest Reinsurance Holdings, Inc.            115,430
                    2,200  Fidelity National Financial, Inc.              50,160
                    6,500  Horace Mann Educators Corp.                   137,540
                    9,400  Loews Corp.                                   648,506
                      300  Markel Corp.(2)                                58,725
                      800  Old Republic International Corp.               22,584
                    3,900  Prudential Corp. plc ORD                       44,245
                    2,900  Riunione Adriatica di Sicurta SpA
                              ORD                                         36,214
                    4,600  St. Paul Companies, Inc.                      232,760
                    7,000  Tokio Marine & Fire Insurance
                              ORD                                         73,307
                                                                    ------------
                                                                       2,890,019
                                                                    ------------
PUBLISHING -- 0.6%
                    9,500  American Greetings Corp. Cl A                 119,130
                    1,900  Banta Corp.                                    53,200
                    7,900  Deluxe Corp.                                  218,909
                    4,600  Gannett Co., Inc.                             304,888
                      800  Knight-Ridder, Inc.                            43,952
                    6,600  New York Times Co. (The) Cl A                 277,794
                      800  Reader's Digest Association, Inc.
                              (The)                                       23,368
                    6,000  VNU N.V. ORD                                  235,033
                    2,560  Wolters Kluwer NV ORD                          65,756
                                                                    ------------
                                                                       1,342,030
                                                                    ------------
RAILROADS -- 0.1%
                    4,500  Burlington Northern Santa Fe Corp.            139,815
                    2,400  Union Pacific Corp.                           138,000
                                                                    ------------
                                                                         277,815
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                    6,234  Canary Wharf Group Plc ORD(2)                  47,031
                    4,000  Cheung Kong (Holdings) Ltd. ORD                43,591
                    5,000  Equity Residential Properties Trust           268,249
                    5,000  Sun Hung Kai Properties Ltd. ORD               46,636
                                                                    ------------
                                                                         405,507
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
RESTAURANTS -- 0.3%
                    1,300  Brinker International, Inc.(2)           $     31,915
                    9,400  McDonald's Corp.                              284,632
                    1,100  Tricon Global Restaurants, Inc.(2)             50,270
                   11,000  Wendy's International, Inc.                   271,150
                                                                    ------------
                                                                         637,967
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
                    3,900  Edwards (A.G.), Inc.                          165,828
                    2,900  Instinet Group Inc.(2)                         55,289
                    1,400  Lehman Brothers Holdings Inc.                 100,254
                    1,700  Merrill Lynch & Co., Inc.                     110,449
                    3,900  Morgan Stanley Dean Witter & Co.              253,538
                    7,000  Nomura Securities Co., Ltd. ORD               140,094
                      600  Raymond James Financial, Inc.                  17,460
                    2,500  T. Rowe Price Group Inc.                       91,713
                                                                    ------------
                                                                         934,625
                                                                    ------------
SEMICONDUCTOR -- 1.0%
                    2,700  Analog Devices, Inc.(2)                       120,285
                    3,400  Applied Materials, Inc.(2)                    169,745
                      800  Applied Micro Circuits Corp.(2)                14,460
                    6,247  ARM Holdings plc ORD(2)                        29,943
                    4,000  Canon, Inc. ORD                               158,093
                    1,700  Conexant Systems, Inc.(2)                      14,425
                      200  Electro Scientific Industries, Inc.(2)          7,351
                    1,063  Infineon Technologies AG ORD                   36,783
                    1,600  Integrated Device Technology, Inc.(2)          58,632
                   22,300  Intel Corp.                                   602,211
                    1,900  International Rectifier Corp.(2)              114,114
                      900  KLA-Tencor Corp.(2)                            46,454
                    3,000  Lam Research Corp.(2)                          82,875
                    3,800  Linear Technology Corp.                       182,305
                    1,500  Luminent Inc.(2)                                7,140
                    2,600  Maxim Integrated Products, Inc.(2)            132,639
                    2,800  Micron Technology, Inc.(2)                    105,000
                      600  National Semiconductor Corp.(2)                15,912
                    1,600  Novellus Systems, Inc.(2)                      76,624
                    1,752  STMicroelectronics N.V.
                              New York Shares                             62,284
                    2,300  Teradyne, Inc.(2)                              91,655
                    5,800  Texas Instruments Inc.                        197,896
                                                                    ------------
                                                                       2,326,826
                                                                    ------------
SPECIALTY STORES -- 0.4%
                      500  Best Buy Co., Inc.(2)                          26,575
                    1,209  Carrefour SA ORD                               65,975
                    4,100  Circuit City Stores-Circuit City
                              Group                                       61,541
                    1,300  CVS Corp.                                      71,370
                    8,600  Home Depot, Inc.                              423,894
                    1,100  PETsMART Inc.(2)                                5,891
                    1,600  RadioShack Corp.                               43,568
                   18,800  Rite Aid Corp.(2)                             157,356
                      300  Tiffany & Co.                                  10,374


14      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    2,300  Toys 'R' Us, Inc.(2)                     $     63,710
                    1,200  Zale Corp.(2)                                  39,024
                                                                    ------------
                                                                         969,278
                                                                    ------------
TELEPHONE -- 1.8%
                   18,200  AT&T Corp.                                    385,294
                   10,000  British Telecommunications plc
                              ORD                                         61,687
                    3,000  British Telecommunications plc
                              Rights ORD(2)                               18,506
                   10,000  CenturyTel Inc.                               284,400
                    4,541  Energis plc ORD(2)                             17,145
                    2,500  Global Crossing Ltd.(2)                        31,750
                    1,800  NTL Inc.(2)                                    38,682
                    4,200  Qwest Communications
                              International Inc.                         154,308
                    5,800  SBC Communications Inc.                       249,690
                   41,800  Sprint Corp.(3)                               848,958
                    6,951  Telecom Italia SpA ORD                         66,395
                    7,048  Telefonica S.A. ORD(2)                        103,577
                   32,686  Verizon Communications(3)                   1,792,827
                    1,300  WorldCom, Inc.(2)                              23,199
                                                                    ------------
                                                                       4,076,418
                                                                    ------------
THRIFTS -- 0.4%
                    4,800  Dime Bancorp, Inc.                            169,440
                    2,100  Dime Bancorp, Inc. Warrants(2)                    546
                    2,000  Golden West Financial Corp. (Del.)            127,500
                    1,600  GreenPoint Financial Corp.                     60,784
                    1,450  New York Community Bancorp Inc.                47,901
                   13,650  Washington Mutual, Inc.                       486,213
                                                                    ------------
                                                                         892,384
                                                                    ------------
TOBACCO -- 0.4%
                   12,000  Philip Morris Companies Inc.(4)               616,920
                    7,700  UST Inc.                                      224,532
                                                                    ------------
                                                                         841,452
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT (1)
                      200  FedEx Corporation(2)                            8,000
                      700  Offshore Logistics, Inc.(2)                    14,760
                                                                    ------------
                                                                          22,760
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.6%
                    6,600  BellSouth Corp.                               272,118
                    1,724  Deutsche Telekom ORD                           35,881
                      947  France Telecom S.A. ORD                        52,079
                        7  KDDI Corp. ORD                                 34,069
                    6,432  Nokia Corp. Cl A ADR                          188,072
                       18  NTT DoCoMo, Inc. ORD                          344,382
                    2,600  QUALCOMM Inc.(2)                              157,911
                    3,462  Royal KPN NV ORD                               32,307
                    2,200  UTStarcom Inc.(2)                              51,700
                   43,066  Vodafone Group plc ORD                        110,693
                                                                    ------------
                                                                       1,279,212
                                                                    ------------
TOTAL COMMON STOCKS, RIGHTS &
WARRANTS                                                              92,469,957
                                                                    ------------
   (Cost $84,242,357)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 12.8%
BANKS -- 0.9%
               $2,000,000  Citigroup Inc., 7.25%, 10/1/10           $  2,081,412
                                                                    ------------
DEFENSE/AEROSPACE -- 0.5%
                1,000,000  Raytheon Co., 8.20%, 3/1/06                 1,051,301
                                                                    ------------
DRUGS -- 0.4%
                  900,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                    911,870
                                                                    ------------
ELECTRICAL UTILITIES -- 1.7%
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09                735,769
                1,000,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                  1,009,534
                1,300,000  Georgia Power Company, Series F,
                              5.75%, 1/31/03                           1,315,151
                  900,000  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                     881,040
                                                                    ------------
                                                                       3,941,494
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.5%
                1,100,000  Duke Energy Field Services,
                              7.875%, 8/16/10                          1,157,321
                                                                    ------------
ENTERTAINMENT -- 0.3%
                  700,000  Viacom Inc., 6.625%, 5/15/11
                              (Acquired 5/10/01, Cost
                              $695,016)(5)                               688,916
                                                                    ------------
FINANCIAL SERVICES -- 1.5%
                1,000,000  CIT Group Inc., 5.625%, 5/17/04               995,873
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,045,386
                  400,000  General Motors Acceptance
                              Corporation, VRN, 4.35%,
                              7/27/01, resets quarterly off
                              the 3-month LIBOR plus
                              0.01% with no caps                         400,189
                  900,000  Household Finance Corp., 6.75%,
                              5/15/11                                    888,699
                                                                    ------------
                                                                       3,330,147
                                                                    ------------
GROCERY STORES -- 1.6%
                1,000,000  Delhaize America Inc., 7.375%,
                              4/15/06 (Acquired 5/31/01,
                              Cost $1,019,110)(5)                      1,018,283
                  800,000  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01,
                              Cost $824,976)(5)                          829,763
                  800,000  Delhaize America Inc., 9.00%,
                              4/15/31 (Acquired 4/12/01,
                              Cost $817,936)(5)                          858,621
                  800,000  Kroger Co., 7.65%, 4/15/07                    839,086
                                                                    ------------
                                                                       3,545,753
                                                                    ------------
HOTELS -- 0.4%
                  800,000  MGM Mirage, 8.50%, 9/15/10                    833,358
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      15


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
INTERNET -- 0.5%
               $1,000,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                               $  1,004,516
                                                                    ------------
MEDIA -- 0.4%
                  900,000  Comcast Cable Communications,
                              8.375%, 5/1/07                             980,245
                                                                    ------------
OIL SERVICES -- 1.2%
                1,100,000  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                  1,081,636
                  700,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                            645,497
                1,000,000  TransOcean Sedco Forex, 6.625%,
                              4/15/11 (Acquired 3/30/01,
                              Cost $994,770)(5)                          986,635
                                                                    ------------
                                                                       2,713,768
                                                                    ------------
RAILROADS -- 0.2%
                  500,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      457,837
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                  800,000  EOP Operating LP, 6.75%,
                              2/15/08                                    785,723
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.2%
                1,600,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                  1,651,739
                1,000,000  Morgan Stanley Dean Witter & Co.,
                              6.10%, 4/15/06                           1,000,498
                                                                    ------------
                                                                       2,652,237
                                                                    ------------
TELEPHONE -- 1.1%
                1,000,000  WorldCom Inc., 7.375%, 1/15/06
                              (Acquired 5/29/01,
                              Cost $1,010,510)(5)                      1,017,726
                  800,000  WorldCom Inc., 7.50%, 5/15/11                 792,073
                  600,000  WorldCom Inc., 8.25%, 5/15/31                 602,682
                                                                    ------------
                                                                       2,412,481
                                                                    ------------
TOTAL CORPORATE BONDS                                                 28,548,379
                                                                    ------------
   (Cost $28,144,612)

MORTGAGE-BACKED SECURITIES(6) -- 10.5%
                1,152,885  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                   1,195,524
                1,211,180  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                   1,223,490
                  930,353  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     952,733
                  331,853  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    335,938
                   50,498  FNMA Pool #250576, 7.00%,
                              6/1/26                                      51,182
                1,826,482  FNMA Pool #253112, 7.00%,
                              3/1/30                                   1,844,718
                  721,294  FNMA Pool #323980, 6.00%,
                              4/1/14                                     719,189
                  417,179  FNMA Pool #341477, 6.50%,
                              5/1/11                                     422,711

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $    22,691  FNMA Pool #343829, 6.50%,
                              4/1/11                                $     22,991
                  134,047  FNMA Pool #346400, 6.50%,
                              5/1/11                                     135,824
                  228,483  FNMA Pool #346779, 6.50%,
                              5/1/11                                     231,513
                  120,577  FNMA Pool #369034, 6.50%,
                              2/1/12                                     121,938
                  336,319  FNMA Pool #373510, 7.50%,
                              3/1/27                                     345,364
                  204,995  FNMA Pool #377181, 6.50%,
                              4/1/12                                     207,309
                  439,445  FNMA Pool #378039, 6.50%,
                              4/1/12                                     444,407
                1,746,362  FNMA Pool #412562, 6.50%,
                              1/1/28                                   1,729,578
                  954,797  FNMA Pool #448031, 6.50%,
                              6/1/29                                     944,836
                  384,628  FNMA Pool #503915, 7.00%,
                              7/1/29                                     388,468
                  897,835  FNMA Pool #504748, 7.00%,
                              7/1/29                                     907,629
                  637,278  FNMA Pool #527077, 7.50%,
                              6/1/15                                     657,706
                  341,150  FNMA Pool #537234, 7.00%,
                              5/1/30                                     344,406
                2,315,059  FNMA Pool #542599, 7.50%,
                              8/1/30                                   2,368,673
                   66,136  GNMA Pool #001991, 9.00%,
                              4/20/25                                     70,291
                   54,606  GNMA Pool #002273, 9.00%,
                              8/20/26                                     57,588
                   38,077  GNMA Pool #009297, 8.25%,
                              7/20/25                                     39,869
                  389,700  GNMA Pool #256771, 6.50%,
                              3/15/28                                    386,492
                  209,085  GNMA Pool #351417, 7.00%,
                              1/15/24                                    212,728
                  130,857  GNMA Pool #355903, 8.00%,
                              9/15/24                                    137,410
                   77,308  GNMA Pool #361446, 8.00%,
                              7/15/24                                     81,180
                   99,996  GNMA Pool #372335, 7.50%,
                              4/15/26                                    103,002
                  104,650  GNMA Pool #377238, 8.50%,
                              7/20/24                                    109,593
                   29,844  GNMA Pool #392995, 8.75%,
                              3/15/25                                     30,684
                   82,396  GNMA Pool #402680, 8.00%,
                              5/15/26                                     85,920
                   35,378  GNMA Pool #402682, 7.50%,
                              6/15/26                                     36,441
                  346,729  GNMA Pool #404303, 8.25%,
                              10/15/24                                   365,461
                  527,426  GNMA Pool #404525, 6.50%,
                              2/15/28                                    523,084
                  332,032  GNMA Pool #412177, 7.00%,
                              9/15/25                                    337,094
                  258,129  GNMA Pool #416856, 7.50%,
                              10/25/25                                   266,031


16      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  140,568  GNMA Pool #417068, 8.00%,
                              5/15/26                               $    146,582
                   18,970  GNMA Pool #417549, 6.00%,
                              4/15/26                                     18,470
                  134,508  GNMA Pool #422006, 7.50%,
                              5/15/26                                    138,552
                  145,965  GNMA Pool #425081, 7.50%,
                              2/15/26                                    150,354
                  545,257  GNMA Pool #431942, 8.25%,
                               7/15/26                                   571,853
                  390,234  GNMA Pool #433786, 6.00%,
                              5/15/28                                    379,104
                  412,154  GNMA Pool #436196, 6.50%,
                              2/15/28                                    408,761
                  375,667  GNMA Pool #456569, 7.50%,
                              11/15/27                                   386,736
                1,113,175  GNMA Pool #457351, 7.00%,
                              12/15/27                                 1,128,075
                  307,716  GNMA Pool #461658, 6.50%,
                              3/15/28                                    305,182
                  345,615  GNMA Pool #462615, 6.50%,
                              3/15/28                                    342,769
                   42,409  GNMA Pool #463081, 6.50%,
                              2/15/28                                     42,060
                  413,716  GNMA Pool #473140, 6.00%,
                              10/15/28                                   401,915
                   40,768  GNMA Pool #474216, 6.50%,
                               4/15/28                                    40,432
                  386,853  GNMA Pool #481773, 6.00%,
                              7/15/28                                    375,819
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      23,275,659
                                                                    ------------
   (Cost $22,725,401)

U.S. GOVERNMENT AGENCY SECURITIES -- 8.3%
                  900,000  FHLMC, 4.23%, 6/14/02(7)                      899,876
                2,600,000  FHLMC, 5.25%, 2/15/04                       2,627,009
                3,000,000  FHLMC, 6.50%, settlement date
                              6/13/01(7)                               2,966,250
                3,000,000  FHLMC, 7.00%, settlement date
                              6/13/01(7)                               3,027,187
                1,000,000  FHLMC, 6.50%, settlement date
                              6/18/01(7)                               1,007,500
                1,700,000  FNMA, 7.125%, 2/15/05                       1,804,672
                1,400,000  FNMA, 6.625%, 11/15/10                      1,451,442
                2,550,000  FNMA, Series B, 7.25%, 1/15/10              2,757,580
                2,000,000  SLMA MTN, VRN, 5.89%,
                              6/5/01, resets weekly at the
                              3-month T-Bill rate with a floor
                              of 5.89% and no caps                     1,998,930
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                            18,540,446
                                                                    ------------
   (Cost $18,342,790)

U.S. TREASURY SECURITIES -- 7.5%
                6,875,000  STRIPS - PRINCIPAL, 5.93%,
                              11/15/27(8)                              1,424,376

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  600,000  U.S. Treasury Bonds, 5.00%,
                              2/15/11                               $    582,047
                1,200,000  U.S. Treasury Bonds, 8.00%,
                              11/15/21                                 1,488,095
                  400,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                    423,288
                  900,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                    950,344
                2,429,544  U.S. Treasury Inflation Indexed
                              Bonds, 3.50%, 1/15/11                    2,475,858
                1,000,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                  1,006,948
                2,300,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                  2,454,712
                3,100,000  U.S. Treasury Notes, 5.75%,
                              11/15/05(3)                              3,197,039
                2,600,000  U.S. Treasury Notes, 5.625%,
                              2/15/06                                  2,675,676
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        16,678,383
                                                                    ------------
   (Cost $16,708,062)

COMMERCIAL PAPER(9) -- 5.2%
                  850,000  Abbott Laboratories, 3.99%,
                              6/22/01                                    847,912
                  900,000  Chevron U.K. Investment PLC,
                              4.69%, 6/14/01                             898,584
                  900,000  Chevron U.K. Investment PLC,
                              3.90%, 8/10/01                             893,071
                  900,000  Credit Suisse First Boston Inc.,
                              4.88%, 7/5/01 (Acquired
                              3/5/01, Cost $885,116)(5)                  896,512
                  950,000  Dakota Certificates (Citibank),
                              4.00%, 7/6/01                              946,213
                  900,000  Emerald Certificates, 4.05%,
                              7/17/01                                    895,352
                  900,000  Gannett Co. Inc., 4.00%, 6/12/01              898,784
                  950,000  Gannett Co. Inc., 3.95%, 7/17/01              945,093
                  900,000  Morgan Stanley Dean Witter & Co.,
                              4.59%, 7/16/01                             895,448
                  900,000  Newcastle Certificates, 4.20%,
                              8/2/01                                     893,831
                  900,000  Newell Rubbermaid Inc., 4.72%,
                              6/25/01                                    897,492
                  900,000  Receivables Capital Corp., 3.98%,
                              7/10/01                                    896,026
                  900,000  UBS Finance Holdings, 4.94%,
                              6/6/01                                     899,389
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                11,703,707
                                                                    ------------
   (Cost $11,702,274)

COLLATERALIZED MORTGAGE OBLIGATIONS(6) -- 3.6%
                2,000,000  Chase 2000 S-3A, 6.50%,
                              6/15/15(7)                               2,000,624
                  900,000  First Union National Bank-Bank of
                              America Commercial Mortgage
                              Trust, Series 2001 C1, Class A2
                              SEQ, 6.14%, 12/15/10                       874,661


See Notes to Financial Statements                www.americancentury.com      17


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  800,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                       $    811,453
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   707,081
                1,200,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,187,810
                  782,900  Morgan Stanley Capital I, Series
                              1998 WF1, Cl A1 SEQ, 6.25%,
                              7/15/07                                    795,414
                  586,373  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   589,110
                1,000,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                   997,366
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            7,963,519
                                                                    ------------
   (Cost $7,965,932)

ASSET-BACKED SECURITIES(6) -- 2.5%
                  600,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    620,628
                  900,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%,
                              8/25/26                                    907,449
                  768,181  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                                    807,078
                  500,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        511,226
                  900,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                             899,649
                1,700,000  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Cl AI2 SEQ, 7.08%, 9/25/20               1,724,878
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          5,470,908
                                                                    ------------
   (Cost $5,360,885)

CERTIFICATES OF DEPOSIT -- 0.5%
                1,000,000  Westdeutsche Landesbank,
                              4.46%, 4/29/02                           1,002,980
                                                                    ------------
   (Cost $1,000,000)

                                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- SEGREGATED FOR
FUTURES* -- 0.7%
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury obligations), in a joint trading account
    at 4.01%, dated 5/31/01, due 6/1/01
    (Delivery value $1,568,925)                                     $  1,568,750
                                                                    ------------
   (Cost $1,568,750)

TEMPORARY CASH INVESTMENTS -- 6.9%
   Repurchase Agreement, Deutsche Bank, (U.S.
    Treasury obligations), in a joint trading account
    at 3.98%, dated 5/31/01, due 6/1/01
    (Delivery value $6,400,708)                                        6,400,000
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury obligations), in a joint trading account
    at 4.01%, dated 5/31/01, due 6/1/01
    (Delivery value $8,932,245)                                        8,931,250
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS                                      15,331,250
                                                                    ------------
   (Cost $15,331,250)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $222,553,938
                                                                    ============
   (Cost $213,092,313)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts           Settlement                              Unrealized
       to Sell              Date                  Value             Loss
--------------------------------------------------------------------------------
   55,748,200  JPY         6/29/01              $469,142          $(5,805)
                                           ===================================
(Value on Settlement Date $463,337)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS*
                                                Underlying
                         Expiration            Face Amount       Unrealized
     Purchased              Date                at Value            Gain
--------------------------------------------------------------------------------
     5 S&P 500              June
      Futures               2001               $1,568,750          $37,943
                                           ===================================

* Equity futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.


18      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Category is less than 0.05% of total investment securities.

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities and/or forward commitments.

(4) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(5) Security was purchased under Rule 144A [or Section 4(2)] of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $6,296,456 which represented 3.0% of net assets.

(6) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(7) When-issued security or forward commitment.

(8) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(9) The rates for commercial paper are the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      19


Strategic Moderate--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                                 INVESTOR CLASS (INCEPTION 2/15/96)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                       MODERATE                     AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)             1.86%          -3.90%         5.14%          2.33%
1 YEAR                 -0.51%         -10.55%        13.12%          5.45%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 7.68%           6.15%         6.42%          5.11%
5 YEARS                10.74%          15.13%         7.68%          5.13%
LIFE OF FUND           10.77%          15.45%(2)      7.01%(2)       5.13%(2)

                                 ADVISOR CLASS (INCEPTION 10/2/96)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                       MODERATE                     AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)             1.59%          -3.90%         5.14%          2.33%
1 YEAR                 -0.89%         -10.55%        13.12%          5.45%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 7.41%           6.15%         6.42%          5.11%
5 YEARS                  --              --            --             --
LIFE OF FUND           10.56%          15.44%(3)      7.52%(3)       5.13%(3)

                              INSTITUTIONAL CLASS (INCEPTION 8/1/00)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                       MODERATE                     AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)             1.83%          -3.90%         5.14%          2.33%
1 YEAR                   --              --            --             --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                  --              --            --             --
5 YEARS                  --              --            --             --
LIFE OF FUND           -1.77%(1)      -11.32%(1)      9.81%(1)       4.42%(1)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

See pages 71-73 for information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/01
S&P 500                           $21,255
Strategic Moderate                $17,176
Lehman Aggregate Bond Index       $14,271
90-Day T-Bill Index               $13,010

                Strategic                     Lehman Aggregate      90-Day
                 Moderate         S&P 500        Bond Index       T-Bill Index
DATE              VALUE            VALUE            VALUE            VALUE
2/15/1996        $10,000          $10,000          $10,000          $10,000
3/31/1996        $10,000          $10,096           $9,930          $10,041
6/30/1996        $10,327          $10,549           $9,987          $10,168
9/30/1996        $10,565          $10,875          $10,171          $10,298
12/31/1996       $10,930          $11,781          $10,476          $10,426
3/31/1997        $10,737          $12,097          $10,418          $10,560
6/30/1997        $11,754          $14,210          $10,800          $10,694
9/30/1997        $12,607          $15,273          $11,159          $10,830
12/31/1997       $12,595          $15,712          $11,487          $10,969
3/31/1998        $13,706          $17,903          $11,666          $11,109
6/30/1998        $13,969          $18,494          $11,939          $11,248
9/30/1998        $12,908          $16,654          $12,444          $11,384
12/31/1998       $14,200          $20,201          $12,486          $11,506
3/31/1999        $14,195          $21,209          $12,424          $11,633
6/30/1999        $15,012          $22,707          $12,315          $11,764
9/30/1999        $14,793          $21,287          $12,398          $11,901
12/31/1999       $17,363          $24,455          $12,383          $12,052
3/31/2000        $18,345          $25,015          $12,657          $12,220
6/30/2000        $17,607          $24,350          $12,877          $12,396
9/30/2000        $17,883          $24,113          $13,265          $12,585
12/31/2000       $17,408          $22,228          $13,823          $12,776
3/31/2001        $16,369          $19,592          $14,244          $12,930
5/31/2001        $17,176          $21,255          $14,271          $13,010

$10,000 investment made 2/15/96*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                Strategic                     Lehman Aggregate      90-Day
                 Moderate         S&P 500        Bond Index       T-Bill Index
DATE             RETURN           RETURN           RETURN           RETURN
5/31/96*          3.11%            5.04%           -1.45%            1.25%
5/31/97          10.92%           29.48%            8.32%            5.17%
5/31/98          20.24%           30.68%           10.91%            5.16%
5/31/99           5.76%           21.04%            4.35%            4.62%
5/31/00          18.70%           10.48%            2.11%            5.26%
5/31/01          -0.51%          -10.55%           13.12%            5.45%

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which index data are available.


20      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell (pictured on page 6), portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2001?

     The portfolio's return generally reflected weakness in stocks, but was buoyed by strength in bonds. The portfolio returned 1.86%* for the six months (see the previous page for more performance information).

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE SIX MONTHS?

     We tend to keep the asset mix close to the fund's neutral position of 63% stocks, 31% bonds, and 6% cash. We try to make modest adjustments where we think we can add value.

     We should point out that when we say "overweight" bonds and "underweight" stocks, we mean we held slightly more (overweight) or slightly less (underweight) of that slice compared with the fund's neutral asset mix. We also say over/underweight to refer to positions we've taken relative to the benchmark within each asset class.

     Going into November, we were concerned with the slowing economy and high equity valuations. As a result, we applied a cautious theme to asset allocation.

     That meant we underweighted the growth and international equity categories and maintained an overweight in bonds and value-oriented stocks for much of the period. Those decisions worked well for our shareholders because bonds and value-oriented stocks were two of the better performing asset classes during the six months, while growth and international stocks fell far and fast. In addition, diversification in small- and mid-cap stocks helped the fund's return, as smaller-cap stocks outperformed large-caps.

WHY DID YOU OVERWEIGHT VALUE AND UNDERWEIGHT GROWTH STOCKS?

     With the economy slowing, we determined that there was better return potential and less risk in undervalued shares with stable earnings. We were seeking a hiding place from volatility because we thought growth sectors had become extraordinarily overpriced, especially in the context of an economic slowdown.

     One of the main drivers of economic growth over the last few years was business investment, particularly in technology. We saw signs that the capital expenditure cycle was reversing itself--most of the biggest purchasers of high-tech products were faced with lower earnings, overextended budgets, and slower demand. In that environment, we felt the risks of many growth names far outweighed their potential for positive returns.

     The financial markets responded in much the same way--value shares beat growth stocks by a wide margin. As a result, the portfolio saw some gains from the overweight in value-oriented shares, while the underweight in growth-oriented stocks limited the portfolio's downside.

CAN YOU TELL US ABOUT YOUR CAUTIOUS APPROACH TO INTERNATIONAL STOCKS?

     Underweighting international stocks proved to be a good decision. In addition, we invested more heavily in what we believed were the most resilient growth companies around the world.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE MAINTAINED AN OVERWEIGHT IN BONDS AND VALUE-ORIENTED STOCKS."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                          AS OF MAY 31, 2001
U.S. STOCKS                        46%
U.S. BONDS                         32%
FOREIGN STOCKS                     14%
MONEY MARKET SECURITIES             8%

See page 72 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 73-74.


                                                www.americancentury.com      21


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We generally scaled back our European exposure because we think growth will suffer unless the European Central Bank aggressively lowers interest rates. That said, we still think the most attractive investment opportunities are in Europe, so that's where the bulk of the fund's foreign investments are. Although we maintained our underweight position in the Far East, we found some opportunities in Japan and South Korea after their stock markets tumbled.

WHAT WERE SOME OF THE BIGGEST DECISIONS YOU MADE WITHIN THE LARGE-CAP PORTION OF THE PORTFOLIO?

     We try to outpace the S&P 500 index with the majority of the fund's large-cap holdings. We added value by focusing on defensive sectors like energy, utilities, and healthcare, while avoiding some of the market's highest-priced stocks, which were also the worst losers. Again, we're only talking about relatively minor adjustments to our asset mix, so we still held growth stocks, just fewer than usual. Similarly, when we talk about adding value shares, we mean just a little more than usual. Our decisions helped the main large-cap equity portfolio hold its value much better than the S&P 500.

DID YOU MAKE ANY OTHER ADJUSTMENTS?

     Yes. At the end of February, we traded a portion of our value stocks for growth shares because the risk/return potential of growth had improved somewhat with the Fed's rate cuts and growth stocks near their lows. We remained overweight value and underweight growth, just not as much as before. We also shifted some funds back into the international slice, but maintained a slight underweight position there. The fund booked profits on the trades and we are comfortable with the way they are playing out.

LET'S SWITCH GEARS AND TALK ABOUT THE BOND PORTFOLIO. YOU MENTIONED EARLIER THAT YOU OVERWEIGHTED BONDS. CAN YOU TELL US MORE ABOUT THAT?

     We made that decision because of the economy's rapid deterioration in the last quarter of 2000. Slow economic growth, relatively low inflation, and interest rate cuts by the Federal Reserve created nearly ideal conditions for bonds. In addition, demand for U.S. bonds normally increases when uncertainty rises, as nervous investors seek a hiding place from the stock market's volatility. Bonds posted big gains amid all the uncertainty, so we took some profits at the end of February and trimmed our overweight position. The decision to overweight bonds boosted the portfolio's performance as bonds generally outperformed stocks for the six months.

WHAT OTHER CHANGES DID YOU MAKE IN THE BOND PORTFOLIO?

     The bond portfolio had an overweight position in spread product (corporates, mortgages, and asset-backed securities) throughout the six months. That worked well during the period, as those sectors far outperformed Treasurys.

     Within the fixed-income portfolio, we favored high-quality bonds in defensive industries over high-yield bonds. Although high-yield outperformed high-quality, the risk in the high-yield market was much too great in our opinion, especially considering the sector's exposure to telecom debt.

WHAT ELSE CAN YOU TELL US ABOUT THE FUND'S CORPORATE BONDS?

     We did an excellent job of avoiding downgrades and defaults in our corporate holdings at a time when defaults were occurring at a record pace. We increased the bond portfolio's credit quality by selling a number of lower-quality bonds, such as those issued by firms that we believed were vulnerable to an economic downturn.

[left margin]

FUND'S U.S. STOCKS
                               AS OF MAY 31, 2001
NUMBER OF COMPANIES                    395
DIVIDEND YIELD                         1.3%
PRICE/EARNINGS RATIO                   25.3

TOP 5 U.S. STOCKS
                             % OF FUND'S      % OF
                             U.S. STOCKS      FUND
CITIGROUP INC.                  2.5%          1.2%
EXXON MOBIL CORP.               2.3%          1.0%
MICROSOFT CORP.                 2.1%          1.0%
VERIZON COMMUNICATIONS          1.9%          0.9%
GENERAL ELECTRIC CO.            1.8%          0.9%

FUND'S FOREIGN STOCKS
                               AS OF MAY 31, 2001
NUMBER OF COMPANIES                    267
DIVIDEND YIELD                         3.1%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S      % OF
                              FOREIGN         FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES          4.9%          0.7%
NOVARTIS AG                     2.0%          0.3%
NTT DOCOMO, INC.                1.7%          0.2%
ING GROEP N.V.                  1.7%          0.2%
NESTLE S.A.                     1.6%          0.2%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                                  51%
ASIA/PACIFIC                            34%
AMERICAS (EXCLUDING U.S.)               12%
AFRICA                                   3%


22      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We replaced them with high-quality bonds in defensive industries, such as financial services, healthcare, and utilities. Then, as the Fed cut rates at the beginning of the year, we relaxed our defensive posture somewhat, selectively moving back into securities that would add yield to the portfolio.

HOW ABOUT SOME COMMENTARY ON THE FUND'S MORTGAGE- AND ASSET-BACKED  HOLDINGS?

     It's important to point out that the asset-backed holdings included commercial mortgage-backed securities (CMBS). The CMBS position helped boost the portfolio's credit quality while maintaining relatively high yields. At the time we bought them, these high-quality AAA bonds had yields similar to single-A industrial (corporate) bonds.

     CMBS also helped reduce our exposure to prepayments that affected other mortgage securities--CMBS are less susceptible to mortgage refinancing waves because they're secured by loans on properties such as office buildings, not homes.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY?

     Historically, corporate profit growth has returned and financial markets have rebounded after the Fed cuts rates dramatically. The Fed's rate cuts have boosted investor confidence in the economy, though lower rates do little to change the supply and demand imbalances that exist in the tech, telecom, and energy sectors.

     In addition, the negative savings rate and the American consumer's record level of indebtedness are problematic for growth, as is the drop-off in business investment. With sufficient time, those structural problems should work their way out of the economy, but in our opinion, the eventual rebound will be slow and somewhat rocky.

WHAT'S IN STORE FOR STOCKS?

     We expect the financial markets to remain extremely volatile in the coming months, as investors react to economic and financial news. Stocks will probably respond positively to the first signs of a rebound in profits or the economy. By contrast, if inflation starts to accelerate, or if the economic rebound takes longer than expected, we think stock prices will fall further. We feel more comfortable maintaining our current defensive positioning, with a slight tilt toward value-oriented stocks and companies that demonstrate strong financial results.

WHAT'S AHEAD FOR BONDS?

     Given how much bonds have rallied and interest rates have fallen this year, we don't expect bonds to repeat the big price gains we saw in the last year or so. Going forward, we expect the biggest part of bond returns to come from income, not price appreciation. That's why we're currently favoring higher-yielding securities, such as mortgage-backed securities and corporate bonds.

WHAT DOES THAT MEAN FOR THE FUND'S  ASSET ALLOCATIONS?

     We intend to keep the fund's asset mix close to its neutral weighting. That said, within the stock slice we'll continue to slightly overweight value at the expense of growth, and underweight international. We're also considering reducing our bond holdings to neutral.

[right margin]

"WE EXPECT THE FINANCIAL MARKETS TO REMAIN EXTREMELY VOLATILE IN THE COMING MONTHS."

FUND'S U.S. BONDS
                               AS OF MAY 31, 2001
NUMBER OF SECURITIES                    183
WEIGHTED AVERAGE MATURITY             7.7 YRS
AVERAGE DURATION                      5.0 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                    33%
U.S. TREASURY SECURITIES                20%
MORTGAGE-BACKED SECURITIES              19%
U.S. GOVT. AGENCY SECURITIES            17%
COLLATERALIZED MORTGAGE
   OBLIGATIONS                           6%
ASSET-BACKED SECURITIES                  4%
OTHER                                    1%

Investment terms are defined in the Glossary on pages 73-74.


                                                www.americancentury.com      23


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS & WARRANTS -- 59.7%
AIRLINES(1)
                    2,400  Delta Air Lines Inc.                     $    114,288
                    5,000  Grupo Aeroportuario del Sureste
                              SA ADR(2)                                   93,000
                      800  Southwest Airlines Co.                         16,000
                                                                    ------------
                                                                         223,288
                                                                    ------------
ALCOHOL -- 0.3%
                   20,900  Anheuser-Busch Companies, Inc.                919,600
                    6,300  Hartwall Oyj Abp ORD                          106,602
                   16,250  Heineken NV ORD                               656,482
                                                                    ------------
                                                                       1,682,684
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                    1,500  Gucci Group N.V. New York
                              Shares                                     135,495
                    7,100  Liz Claiborne, Inc.                           367,567
                    9,100  Skechers U.S.A. Inc.(2)                       319,410
                   17,400  VF Corp.                                      719,664
                   14,600  Wolverine World Wide, Inc.                    248,200
                                                                    ------------
                                                                       1,790,336
                                                                    ------------
BANKS -- 4.4%
                  313,000  African Bank Investments Limited
                              ORD(2)                                     326,694
                   74,300  Amalgamated Banks of South
                              Africa ORD                                 325,063
                    6,600  Banco Popular Espanol SA ORD                  216,656
                   35,800  Bank of America Corp.                       2,121,150
                   13,200  Bank of New York Co., Inc. (The)              720,852
                   18,000  Bank One Corp.                                712,800
                   17,000  Bank Pekao S.A. ORD(2)                        307,772
                  241,000  Bank Sinopac ORD(2)                           108,770
                  144,633  Citigroup Inc.(3)                           7,412,453
                    8,200  Comerica Inc.                                 466,580
                   13,500  Den Danske Bank Group ORD                     213,039
                    5,300  Deutsche Bank AG ORD                          406,750
                    1,378  Dexia ORD                                     204,724
                    4,800  Fifth Third Bancorp                           282,552
                    4,600  First Tennessee National Corp.                163,760
                   34,700  First Union Corp.                           1,119,075
                   36,300  First Virginia Banks, Inc.                  1,671,252
                   60,700  Fleet Boston Financial Corp.                2,524,513
                    8,770  Greater Bay Bancorp                           227,976
                  750,000  Grupo Financiero Bancomer, S.A.
                              de C.V. Cl O ORD(2)                        695,386
                  224,000  Grupo Financiero Banorte S.A.
                              de C.V. Cl O ORD(2)                        484,933
                   11,000  Housing Development Finance
                              Corp. Ltd. ORD(2)                          154,772
                  598,000  International Bank of Taipei ORD              198,451
                   95,417  IntesaBCI S.p.A. ORD                          354,394
                   21,800  KeyCorp                                       518,404
                   33,100  Kookmin Bank ORD                              428,931
                   14,600  Marshall & Ilsley Corp.                       746,060

Shares                                                                 Value
--------------------------------------------------------------------------------

                    8,401  National Australia Bank ORD              $    137,819
                   19,600  National City Corp.                           574,280
                   16,700  Nedcor Limited ORD                            317,300
                    1,668  Nordic Baltic Holding AB ORD                    9,286
                    2,200  Northern Trust Corp.                          145,475
                    2,800  OTP Bank Rt. ORD(2)                           148,683
                   22,900  Royal Bank of Scotland Group
                              plc ORD                                    526,087
                  375,400  Siam Commercial Bank Ltd. ORD(2)              183,999
                    5,000  Silicon Valley Bancshares(2)                  138,275
                    3,800  State Street Corp.                            208,886
                   43,000  Sumitomo Mitsui Banking Corp.
                              ORD                                        364,798
                    4,300  Synovus Financial Corp.                       130,634
                   12,100  TCF Financial Corp.                           506,869
                   31,347  U.S. Bancorp                                  699,038
                    1,874  UBS AG ORD                                    279,593
                    9,600  UnionBanCal Corp.                             308,160
                    5,400  Wells Fargo & Co.                             254,232
                   10,000  Zagrebacka Banka GDR                          203,250
                                                                    ------------
                                                                      28,250,426
                                                                    ------------
CHEMICALS -- 1.1%
                   11,200  Agrium Inc.                                   134,064
                    2,462  Air Liquide ORD                               342,441
                   17,300  Air Products & Chemicals, Inc.                809,121
                    6,300  Engelhard Corp.                               174,888
                    9,200  FMC Corp.(2)                                  702,144
                    5,380  Hankuk Electric Glass ORD                     419,984
                   21,400  Minerals Technologies Inc.                    864,560
                   14,000  Minnesota Mining &
                              Manufacturing Co.                        1,660,120
                    2,200  Potash Corp. of Saskatchewan Inc.             134,310
                   14,000  Praxair, Inc.                                 704,060
                    4,000  Scotts Co. (The) Cl A(2)                      182,800
                   36,700  Sherwin-Williams Co.                          783,178
                   66,000  Unipetrol A.S. ORD(2)                          95,404
                                                                    ------------
                                                                       7,007,074
                                                                    ------------
CLOTHING STORES -- 0.3%
                    2,800  American Eagle Outfitters, Inc.(2)            102,886
                   13,700  Gap, Inc. (The)                               424,700
                   39,200  Intimate Brands, Inc.                         593,488
                   23,000  Limited, Inc. (The)                           374,900
                    3,400  Talbots, Inc.                                 122,400
                                                                    ------------
                                                                       1,618,374
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.3%
                   78,085  Advanced Digital Information
                              Corp.(2)                                 1,422,318
                   10,800  Apple Computer, Inc.(2)                       215,514
                   96,000  Asustek Computer Inc. ORD                     467,257
                   12,900  Avaya Inc.(2)                                 208,980
                    4,100  Avocent Corp.(2)                               89,688
                   54,200  Compaq Computer Corp.                         866,658
                   35,300  Dell Computer Corp.(2)                        860,438


24      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   30,400  EMC Corp. (Mass.)                        $    960,640
                   32,400  Hewlett-Packard Co.                           949,968
                   52,700  Hon Hai Precision Industry ORD                295,369
                   39,500  IKON Office Solutions Inc.                    319,950
                   38,000  International Business Machines
                              Corp.(3)                                 4,248,399
                   28,600  Lexmark International Group, Inc.
                              Cl A(2)                                  1,772,913
                    5,800  Mercury Computer Systems, Inc.(2)             276,689
                   11,800  Pitney Bowes, Inc.                            466,572
                   38,500  Sun Microsystems, Inc.(2)                     633,903
                   12,300  Tech Data Corp.(2)                            369,185
                   30,200  Xerox Corp.                                   299,282
                                                                    ------------
                                                                      14,723,723
                                                                    ------------
COMPUTER SOFTWARE -- 2.3%
                    7,900  Adobe Systems Inc.                            314,104
                    4,900  Amdocs Ltd.(2)                                302,820
                   40,600  Aremissoft Corporation(2)                     519,883
                    2,100  Autodesk, Inc.                                 64,334
                    2,500  BEA Systems, Inc.(2)                           89,713
                   13,800  BMC Software Inc.(2)                          329,820
                    6,700  Cadence Design Systems, Inc.(2)               141,705
                    5,200  Cerner Corp.(2)                               218,426
                    6,795  Check Point Software
                              Technologies Ltd.(2)                       365,979
                   19,400  Citrix Systems, Inc.(2)                       463,757
                   56,800  Computer Associates
                              International, Inc.                      1,610,847
                   23,400  Compuware Corp.(2)                            257,985
                   12,900  Mentor Graphics Corp.(2)                      339,335
                   91,900  Microsoft Corp.(2)(3)                       6,355,344
                   67,700  Network Associates Inc.(2)                    983,342
                   73,800  Oracle Corp.(2)                             1,129,139
                    5,700  Parametric Technology Corp.(2)                 67,859
                       62  Per-Se Technologies, Inc.
                              Warrants(2)                                      3
                    2,800  SAP AG ORD                                    397,721
                    7,000  Synopsys, Inc.(2)                             398,230
                   11,700  THQ, Inc.(2)                                  566,982
                    1,300  Veritas Software Corp.(2)                      85,690
                                                                    ------------
                                                                      15,003,018
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.5%
                  157,000  ARA, S.A. de C.V. ORD(2)                      251,482
                    5,700  Cemex SA ADR                                  150,993
                    3,500  Centex Corp.                                  130,480
                    5,100  Fluor Corporation                             297,432
                    3,600  Jacobs Engineering Group Inc.(2)              268,560
                    2,759  KB Home                                        70,106
                    3,532  Lafarge SA ORD                                329,305
                   14,600  Lennar Corp.                                  540,200
                   10,700  Martin Marietta Materials, Inc.               528,259
                    7,700  Societe Generale d'Entreprises
                              SA ORD                                     447,226
                                                                    ------------
                                                                       3,014,043
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.5%
                   13,100  Black & Decker Corporation               $    519,415
                    7,500  Carlisle Companies, Inc.                      294,750
                    3,900  Nintendo Co., Ltd. ORD                        752,706
                    9,942  Philips Electronics N.V.
                              New York Shares                            275,393
                   17,000  Sharp Corp. ORD                               242,939
                      290  Swatch Group AG ORD                           321,756
               78,000,000  Vestel Elektronik Sanayi(2)                   206,669
                   11,000  Whirlpool Corp.                               691,790
                                                                    ------------
                                                                       3,305,418
                                                                    ------------
DEFENSE/AEROSPACE -- 0.4%
                   24,500  Boeing Co.                                  1,540,805
                   13,900  Bombardier Inc. Cl B ORD                      214,006
                    5,900  Lockheed Martin Corp.                         225,911
                   10,600  Raytheon Company                              315,562
                   13,100  TRW Inc.                                      568,016
                                                                    ------------
                                                                       2,864,300
                                                                    ------------
DEPARTMENT STORES -- 1.8%
                   58,791  Coles Myer Limited ORD                        211,025
                   57,700  Dixons Group plc ORD                          194,947
                   35,840  Edgars Consolidated Stores ORD                111,104
                    5,200  Family Dollar Stores, Inc.                    144,560
                    9,600  Federated Department Stores,
                               Inc.(2)                                   430,080
                   24,500  Great Universal Stores Plc ORD                205,681
                    7,000  Ito-Yokado Co., Ltd. ORD                      365,948
                   11,000  JUSCO Co., Ltd. ORD                           243,685
                   50,500  Kmart Corp.(2)                                569,640
                    4,500  Kohl's Corp.(2)                               276,975
                    5,790  LG Home Shopping Inc. ORD(2)                  221,475
                   29,400  May Department Stores Co. (The)               961,380
                   22,700  Next plc ORD                                  314,827
                   83,700  Safeway Plc ORD                               455,195
                   37,400  Sears, Roebuck & Co.                        1,491,512
                    6,000  Shisegae Co. Ltd. ORD                         411,710
                  365,500  Super Group Limited ORD                       365,500
                   10,900  Target Corp.                                  412,020
                   97,638  Tesco plc ORD                                 344,767
                  236,000  Wal-Mart de Mexico SA de CV
                              Series V ORD                               627,028
                   64,500  Wal-Mart Stores, Inc.                       3,337,874
                                                                    ------------
                                                                      11,696,933
                                                                    ------------
DRUGS -- 5.4%
                   24,300  Abbott Laboratories                         1,263,114
                    3,500  Allergan, Inc.                                313,950
                   14,200  American Home Products Corp.                  898,860
                      100  AmeriSource Health Corp.(2)                     5,771
                   11,900  Amgen Inc.(2)                                 789,982
                   17,400  Aventis SA ORD                              1,289,583
                   11,400  Baxter International, Inc.                    562,932
                   38,800  Bio-Technology General Corp.(2)               461,526
                   35,900  Bristol-Myers Squibb Co.                    1,947,216
                   21,800  Cipla Limited ORD(2)                          513,390


See Notes to Financial Statements                www.americancentury.com      25


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    5,000  Eisai Company, Ltd. ORD                  $    123,353
                    5,101  Elan Corp. plc ADR(2)                         294,379
                    2,600  ESC Medical Systems Ltd.(2)                    70,915
                   10,800  Forest Laboratories, Inc. Cl A(2)             799,848
                    4,100  Genzyme Corp.(2)                              438,475
                    6,100  Glaxo Wellcome plc ADR                        333,609
                   57,725  IVAX Corp.(2)                               1,945,333
                   32,600  Johnson & Johnson                           3,160,570
                   13,500  Lilly (Eli) & Co.                           1,143,450
                   36,700  Merck & Co., Inc.                           2,678,733
                   36,500  Mylan Laboratories Inc.                     1,161,065
                   18,500  NBTY, Inc.(2)                                 238,743
                  686,500  Network Healthcare Holdings
                              ORD                                        138,158
                   48,000  Novartis AG ORD                             1,823,749
                   29,341  Novo Nordisk A/S Cl B ORD                   1,179,203
                  120,425  Pfizer, Inc.(3)                             5,165,027
                   36,000  Pharmacia Corp.(4)                          1,748,160
                   26,000  Pliva D.D. GDR                                276,900
                   49,400  Protein Design Labs, Inc.(2)                3,671,655
                    1,400  Przedsiebiorstwo Farmaceutyczne
                              JELFA S.A. ORD                              15,151
                    7,522  Sanofi-Synthelabo S.A. ORD                    461,389
                    5,000  Takeda Chemical Industries, Ltd.
                              ORD                                        253,839
                    4,100  Taro Pharmaceuticals Industries(2)            279,846
                                                                    ------------
                                                                      35,447,874
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.7%
                    3,775  Alstom ORD                                    110,060
                    8,000  Amphenol Corp. Cl A(2)                        405,040
                    4,200  Celestica Inc.(2)                             210,000
                   89,500  Cisco Systems Inc.(2)                       1,724,217
                    2,300  Comverse Technology, Inc.(2)                  133,412
                    6,700  Corning Inc.                                  126,764
                    4,600  Digital Lightwave, Inc.(2)                    214,291
                   20,592  Dover Corp.                                   872,894
                    6,900  DSP Group, Inc.(2)                            124,580
                   18,680  Duzon Digital Ware Co. Ltd. ORD(2)            504,550
                   28,100  Ericsson (L.M.) Telephone Co.
                              ADR                                        179,700
                    5,100  Flextronics International Ltd.
                              ADR(2)                                     128,699
                   17,000  Jabil Circuit, Inc.(2)                        499,460
                    1,800  Keyence Corp. ORD                             392,716
                    2,800  L-3 Communications Holdings,
                              Inc.(2)                                    247,800
                   22,500  Littelfuse, Inc.(2)                           631,237
                   24,900  Motorola, Inc.                                366,030
                    9,800  MRV Communications Inc.(2)                     95,109
                   32,000  NEC Corp. ORD                                 522,816
                    3,300  Oni Systems Corp.(2)                          102,383
                  238,000  Phoenixtec Power Co. Ltd. ORD(2)              192,366
                   16,300  Sanmina Corp.(2)                              441,160
                   10,800  Scientific-Atlanta, Inc.                      567,107
                    4,600  Solectron Corp.(2)                             99,222

Shares                                                                 Value
--------------------------------------------------------------------------------

                    6,800  Sony Corp. ORD                           $    523,252
                   24,300  SSI Ltd. ORD                                  271,281
                   12,100  Technitrol, Inc.                              302,500
                   12,400  Tektronix, Inc.(2)                            303,924
                   60,000  Toshiba Corp. ORD                             339,851
                                                                    ------------
                                                                      10,632,421
                                                                    ------------
ELECTRICAL UTILITIES -- 1.8%
                    4,600  American Electric Power                       230,920
                   20,400  Calpine Corp.(2)                            1,005,720
                    6,000  Constellation Energy Group                    283,800
                   12,800  DTE Energy Company                            572,416
                    5,400  Duke Energy Corp.                             246,888
                2,090,000  Empresa Paulista de Transmissao
                              de Energia SA ORD                           10,884
                   13,100  Entergy Corp.                                 565,920
                   11,700  Exelon Corp.                                  793,494
                   37,200  FPL Group, Inc.                             2,166,900
                   10,300  Mirant Corp.(2)                               404,790
                   27,200  Niagara Mohawk Holdings Inc.(2)               476,000
                   31,100  PP&L Resources, Inc.                        1,856,981
                   10,900  Reliant Energy, Inc.                          502,272
                    8,000  Reliant Resources Inc.(2)                     275,200
                    7,990  Sempra Energy                                 218,127
                   15,100  TXU Corp.                                     745,034
                   38,000  Wisconsin Energy Corp.                        885,400
                                                                    ------------
                                                                      11,240,746
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.3%
                    6,691  Alberta Energy Co. Ltd. ORD                   304,310
                   12,400  Amerada Hess Corp.                          1,061,936
                    6,300  Burlington Resources, Inc.                    308,070
                   28,100  Chevron Corp.                               2,699,005
                    5,300  Evergreen Resources, Inc.(2)                  238,500
                   75,600  Exxon Mobil Corp.(3)                        6,709,500
                   23,600  Kerr-McGee Corp.                            1,644,212
                    3,400  Kinder Morgan Management LLC(2)               241,230
                    8,800  Kinder Morgan, Inc.                           486,200
                    6,100  Louis Dreyfus Natural Gas Corp.(2)            242,658
                    8,600  Mitchell Energy & Development
                              Corp.                                      464,916
                   59,600  Occidental Petroleum Corp.                  1,786,212
                    4,600  Patina Oil & Gas Corp.                        138,920
                    5,100  Phillips Petroleum Co.                        330,174
                   11,300  Pioneer Natural Resources Co.(2)              238,430
                   71,149  Royal Dutch Petroleum Co.
                              New York Shares                          4,338,666
                                                                    ------------
                                                                      21,232,939
                                                                    ------------
ENTERTAINMENT -- 0.1%
                    7,100  Carnival Corp. Cl A                           200,433
                   18,500  Premier Parks Inc.(2)                         416,250
                   96,500  TeleWest Communications plc
                              ORD(2)                                     165,242
                                                                    ------------
                                                                         781,925
                                                                    ------------


26      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.2%
                   48,600  Waste Management, Inc.                   $  1,359,828
                                                                    ------------
FINANCIAL SERVICES -- 3.2%
                   18,800  Ambac Financial Group, Inc.                 1,053,740
                    8,300  American Express Co.                          349,596
                   15,600  AON Corp.                                     546,000
                   14,300  Barclays plc ORD                              428,897
                   12,900  Block (H & R), Inc.                           769,356
                  506,000  China Everbright Limited ORD                  515,741
                   10,500  Countrywide Credit Industries, Inc.           406,665
                   10,000  Credicorp Limited                              81,000
                    2,800  Credit Suisse Group ORD                       506,597
                   33,500  Fannie Mae                                  2,761,740
                   14,600  Federal Home Loan Mortgage
                              Corporation                                966,520
                  111,700  General Electric Co.                        5,473,299
                    7,600  Grupo Financiero Inbursa SA
                              ORD(2)                                      30,579
                   10,700  Household International, Inc.                 702,562
                   23,473  ING Groep N.V. ORD                          1,529,169
                      122  Julius Baer Holding AG ORD                    503,268
                    7,706  Marschollek Lautenschlaeger und
                              Partner AG ORD                             794,747
                   24,200  MBIA Inc.                                   1,276,550
                    7,700  MGIC Investment Corp.                         541,849
                  299,900  National Finance and Securities
                              Public Co., Ltd. Cl F ORD(2)                61,440
                  256,100  National Finance PLC ORD(2)                    49,082
                    5,600  Providian Financial Corp.                     317,856
                    4,000  Student Loan Corp. (The)                      267,600
                   10,500  USA Education Inc.                            736,155
                                                                    ------------
                                                                      20,670,008
                                                                    ------------
FOOD & BEVERAGE -- 2.1%
                   13,000  Ajinomoto Co. Inc. ORD                        141,814
                   52,845  Archer-Daniels-Midland Co.                    713,408
                   31,095  B.A.T. Industries plc ORD                     238,117
                    9,700  Campbell Soup Company                         286,538
                   10,000  Coca-Cola Company (The)                       474,000
                   14,300  Coca-Cola Enterprises Inc.                    238,524
                   21,900  Coca-Cola FEMSA, S.A. de C.V.
                              ADR                                        489,465
                   32,500  ConAgra, Inc.                                 677,625
                   63,440  Diageo plc ORD                                683,728
                    1,000  Groupe Danone ORD(2)                          130,292
                  107,800  Grupo Continental, S.A. ORD                   156,761
                  120,900  Grupo Modelo S.A. de C.V.
                              Series C ORD                               322,673
                   25,300  Heinz (H.J.) Co.                            1,095,743
                   66,500  Hindustan Lever Limited ORD                   279,795
                   10,800  Hormel Foods Corp.                            254,772
                    5,000  IBP, Inc.                                      94,000
                      673  Nestle S.A. ORD                             1,391,484
                   57,300  PepsiCo, Inc.                               2,564,748
                    1,000  Philip Morris ORD(2)                          145,990

Shares                                                                 Value
--------------------------------------------------------------------------------

                   40,391  Reckitt Benckiser PLC ORD                $    534,408
                    9,600  Smithfield Foods Inc.(2)                      349,920
                   11,000  South African Breweries Ltd. ORD               81,538
                    6,000  Suiza Foods Corp.(2)                          311,700
                   55,300  Sun Interbrew Ltd. GDR(2)                     188,711
                    7,600  SYSCO Corp.                                   225,948
                  101,700  Thai Union Frozen Products
                              Public Company Limited ORD(2)              161,304
                    8,604  Unilever N.V. ORD                             476,438
                    6,200  Unilever N.V. New York Shares                 344,658
                    5,600  Wrigley (Wm.) Jr. Company                     268,968
                                                                    ------------
                                                                      13,323,070
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.7%
                   17,800  Aracruz Celulose S.A. ADR                     308,118
                1,265,600  Bahia Sul Celulose S.A. ORD                   101,805
                    9,200  Bemis Co., Inc.                               349,692
                    1,900  Bowater Inc.                                   91,580
                   20,857  CRH plc ORD                                   360,686
                3,011,000  Duratex SA ORD                                 65,905
                   17,258  International Paper Co.                       660,119
                    4,300  Maderas y Sinteticos SA ADR                    67,510
               36,948,800  Menderes Tekstil Sanayi ve
                              Ticaret A.S.(2)                             70,266
                  281,000  Murray & Roberts Holdings ORD(2)              203,725
                    6,500  Pactiv Corp.(2)                                89,375
                   12,500  Pretoria Portland Cement Co.
                              ORD                                        103,906
                   67,200  Sappi Limited ORD                             662,759
                   11,500  Sonoco Products Co.                           291,525
                   14,832  Stora Enso Oyj ORD                            171,289
                   15,900  Votorantim Celulose e Papel SA
                              ADR                                        205,905
                    7,000  Weyerhaeuser Co.                              400,470
                                                                    ------------
                                                                       4,204,635
                                                                    ------------
GAS & WATER UTILITIES -- 0.8%
                   48,200  AGL Resources Inc.                          1,132,700
                  590,000  Beijing Datang Power Generation
                              Company Ltd. ORD (Acquired
                              5/10/01-5/18/01, Cost
                              $212,312)(5)                               219,363
                  196,090  Centrica plc ORD                              679,199
                   40,000  Czeske Energeticke Zavody a.s.
                              ORD(2)                                     107,812
                    6,200  E.On AG ORD                                   308,646
                   89,149  International Power Plc ORD                   393,805
                      900  Keyspan Energy Corp.                           35,928
                    2,600  NICOR Inc.                                    100,854
                   47,902  Scottish Power Plc ORD                        347,121
                   26,500  Suez SA ORD                                   807,132
                   35,000  Unified Energy Systems ADR                    367,500
                   30,000  WGL Holdings Inc.                             839,700
                                                                    ------------
                                                                       5,339,760
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      27


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
GROCERY STORES -- 0.4%
                   24,200  Albertson's Inc.                         $    694,540
                   42,636  Koninklijke Ahold NV ORD                    1,293,909
                   10,000  Safeway Inc.(2)                               506,500
                                                                    ------------
                                                                       2,494,949
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
                   32,500  Cooper Industries, Inc.                     1,235,975
                    1,400  Eaton Corp.                                   109,480
                    8,000  Emerson Electric Co.                          541,680
                                                                    ------------
                                                                       1,887,135
                                                                    ------------
HEAVY MACHINERY -- 0.2%
                    5,800  Deere & Co.                                   216,688
                    3,300  Hyundai Heavy Industries ORD                   68,396
                   18,800  Hyundai Mobis ORD(2)                          180,515
                  152,000  Mitsubishi Heavy Industries Ltd.
                              ORD                                        645,397
                  586,000  Qingling Motors Company ORD                   152,138
                                                                    ------------
                                                                       1,263,134
                                                                    ------------
HOME PRODUCTS -- 1.0%
                   15,100  Avon Products, Inc.                           660,776
                   41,000  Clorox Company                              1,420,240
                   15,500  Colgate-Palmolive Co.                         877,920
                   28,000  Fortune Brands, Inc.                          961,800
                   20,100  International Flavors &
                              Fragrances Inc.                            527,625
                    8,000  KAO Corp. ORD                                 208,106
                   19,400  Procter & Gamble Co. (The)                  1,246,256
                    9,500  Tupperware Corp.                              217,170
                                                                    ------------
                                                                       6,119,893
                                                                    ------------
HOTELS(1)
                    6,300  Harrah's Entertainment, Inc.(2)               230,391
                                                                    ------------
INDUSTRIAL PARTS -- 1.1%
                   13,500  Grainger (W.W.), Inc.                         596,565
                    2,700  Ingersoll-Rand Co.                            133,245
                   12,800  ITT Industries, Inc.                          597,248
                   12,200  Parker-Hannifin Corp.                         589,382
                    3,558  Precision Drilling Corp. ORD(2)               146,664
                    4,900  Shaw Group Inc. (The)(2)                      288,022
                   17,200  Snap-on Inc.                                  495,360
                   63,965  Tyco International Ltd.                     3,674,789
                   20,700  York International Corp.                      729,675
                                                                    ------------
                                                                       7,250,950
                                                                    ------------
INDUSTRIAL SERVICES -- 0.3%
                   25,200  Capita Group plc ORD                          175,822
                   51,262  Compass Group Plc ORD(2)                      378,739
                   22,400  Hays plc ORD                                  100,061
                    2,900  ISS A/S ORD(2)                                166,265
                   18,000  Securitas AB Cl B ORD                         325,682
                   14,700  XTRA Corp.(2)                                 751,463
                                                                    ------------
                                                                       1,898,032
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 1.1%
                    6,400  ADVO, Inc.(2)                            $    208,064
                    4,009  Altran Technologies SA ORD                    233,187
                   24,000  Autostrade Concessioni e
                              Costruzioni Autostrade SpA ORD             146,807
                    2,090  Cap Gemini SA ORD                             240,658
                   16,100  Computer Sciences Corp.(2)                    676,039
                   24,400  Digital Equipment India Ltd. ORD(2)           294,072
                   29,200  Dimension Data Holdings Ltd.
                              ORD(2)                                     137,423
                   16,400  Electronic Data Systems Corp.               1,004,499
                   14,300  First Data Corp.                              938,223
                    9,400  Galileo International, Inc.                   261,132
                   12,434  Logica plc ORD                                156,049
                   18,300  Misys plc ORD                                 146,105
                    3,454  NCSoft Corporation ORD(2)                     350,523
                    6,000  Omnicom Group Inc.                            558,480
                   10,200  Reynolds & Reynolds Co. Cl A                  228,990
                    7,700  StorageNetworks, Inc.(2)                      132,017
                    4,900  SunGard Data Systems Inc.(2)                  291,452
                   13,423  TNT Post Group NV ORD                         298,336
                   14,100  Valassis Communications, Inc.(2)              480,105
                    6,200  Viad Corp.                                    156,550
                    7,300  Vivendi Environnement ORD                     310,661
                                                                    ------------
                                                                       7,249,372
                                                                    ------------
INTERNET -- 0.4%
                   43,550  AOL Time Warner Inc.(2)                     2,274,616
                      500  Ticketmaster Cl B(2)                            7,023
                                                                    ------------
                                                                       2,281,639
                                                                    ------------
INVESTMENT TRUSTS -- 0.9%
                   18,600  iShares Russell 1000 Value
                              Index Fund                               1,120,650
                   20,100  iShares S&P 500/BARRA Value
                              Index Fund                               1,281,375
                   30,000  Nasdaq 100-Index Tracking
                              Stock(2)                                 1,341,900
                   14,800  Standard and Poor's 500
                              Depositary Receipt                       1,864,060
                                                                    ------------
                                                                       5,607,985
                                                                    ------------
LEISURE -- 0.8%
                   14,700  Eastman Kodak Co.                             695,751
                   10,700  GTECH Holdings Corp.(2)                       399,217
                   44,300  International Game Technology(2)            2,722,235
                   36,300  Mattel, Inc.                                  646,140
                   13,100  WMS Industries Inc.(2)                        393,262
                                                                    ------------
                                                                       4,856,605
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.6%
                   26,200  Aflac Inc.                                    849,666
                    3,400  American General Corp.                        153,782
                   13,600  CIGNA Corp.                                 1,284,792
                   13,300  Lincoln National Corp.                        654,892
                   11,400  MetLife, Inc.                                 363,090
                   14,600  Torchmark Corp.                               553,632
                                                                    ------------
                                                                       3,859,854
                                                                    ------------


28      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
MEDIA -- 0.9%
                   10,300  Belo Corp. Cl A                          $    200,747
                   13,700  Charter Communications, Inc.(2)               306,264
                   52,800  Disney (Walt) Co.                           1,669,536
                   15,400  EchoStar Communications Corp.
                              Cl A(2)                                    471,009
                    3,400  Grupo Televisa S.A. GDR(2)                    143,480
                    4,200  LG Ad Inc. ORD(2)                             153,770
                   36,047  Mondadori (Arnoldo) Editore SpA
                              ORD                                        295,521
                   81,100  Reed International PLC ORD                    702,698
                    2,500  Tribune Co.                                   107,325
                    7,400  Univision Communications Inc.
                              Cl A(2)                                    323,602
                    9,039  USA Networks Inc.(2)                          233,794
                   15,776  Viacom, Inc. Cl B(2)                          909,329
                                                                    ------------
                                                                       5,517,075
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
                    6,900  Beckman Coulter Inc.                          260,475
                   57,800  Becton Dickinson & Co.                      1,984,274
                    9,200  Guidant Corp.(2)                              345,460
                    2,000  Hoya Corp. ORD                                142,653
                    9,400  Medtronic, Inc.                               404,012
                    7,000  PerkinElmer, Inc.                             483,210
                    6,800  Schein (Henry), Inc.(2)                       257,142
                    2,200  St. Jude Medical, Inc.(2)                     135,344
                      100  Varian Medical Systems, Inc.(2)                 7,250
                                                                    ------------
                                                                       4,019,820
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 1.4%
                    4,600  AdvancePCS(2)                                 279,933
                   33,200  Covance Inc.(2)                               609,884
                   17,000  Coventry Health Care Inc.(2)                  287,300
                   37,400  First Health Group Corp.(2)                 1,875,610
                   20,200  HCA - The Healthcare Co.                      814,868
                   37,100  HCR Manor Care, Inc.(2)                       918,225
                    7,600  Health Net Inc.(2)                            146,300
                   20,400  HealthSouth Corp.(2)                          259,080
                    5,000  LabOne, Inc.(2)                                37,725
                   16,600  Mid Atlantic Medical Services, Inc.(2)        274,232
                   27,200  Omnicare, Inc.                                570,112
                   20,700  Oxford Health Plans, Inc.(2)                  568,008
                   29,700  Tenet Healthcare Corp.(2)                   1,351,053
                    8,200  Wellpoint Health Networks Inc.(2)             711,760
                                                                    ------------
                                                                       8,704,090
                                                                    ------------
MINING & METALS -- 0.7%
                   13,827  Alcan Inc.                                    619,449
                   16,500  Alcoa Inc.                                    711,974
                   42,600  Antofagasta Holdings plc ORD                  314,138
                   21,000  Arcadia Metal Industry C. Rokas
                              S.A. ORD                                   193,661
                    2,800  Ball Corporation                              133,000
                   20,500  Companhia Vale do Rio Doce
                              Cl A ORD(2)                                497,312

Shares                                                                 Value
--------------------------------------------------------------------------------

                    8,000  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(2)                    $    125,360
                   10,100  Inco Ltd.(2)                                  188,668
                   22,600  Industrias Penoles SA ORD(2)                   30,888
                    4,500  Minas Buenaventura ADR                         72,000
                   12,000  Nitto Denko Corp. ORD                         365,528
                   32,900  Norilsk Nickel ORD                            463,890
                    8,300  Nucor Corp.                                   425,126
                    6,400  Southern Peru Copper Corp.                     88,704
                   11,100  Usinor SA ORD                                 141,713
                                                                    ------------
                                                                       4,371,411
                                                                    ------------
MOTOR VEHICLES & PARTS -- 1.1%
                   11,225  Bayerische Motoren Werke
                              (BMW) AG ORD                               380,826
                    1,500  Cummins Inc.                                   63,525
                1,434,200  Denway Motors Ltd. ORD(2)                     528,642
                    8,600  Embraer Empresa Bras de
                              Aeronautica ADR                            356,040
                   53,883  Ford Motor Co.                              1,312,051
                   11,300  General Motors Corp.                          642,970
                   12,000  Honda Motor Co., Ltd. ORD                     503,482
                   48,390  Hyundai Motor Co. Ltd. ORD                    953,823
                    5,600  Johnson Controls, Inc.                        394,240
                    8,800  Navistar International Corp.(2)               255,992
                    4,785  North American Bus Industries Rt.
                              ORD(2)                                      59,767
                    2,300  PACCAR Inc.                                   110,458
                  102,800  Samsung Heavy Industries ORD(2)               429,336
                    6,800  Superior Industries International,
                              Inc.                                       268,872
                   14,600  Toyota Motor Corp. ORD                        514,559
                                                                    ------------
                                                                       6,774,583
                                                                    ------------
MULTI-INDUSTRY -- 0.4%
                   17,715  Canadian Pacific Ltd.                         731,629
                1,386,000  Celebi Hava Servisi(2)                         65,154
                    1,133  Companhia de Saneamento
                              Basico do Estado de Sao Paulo
                              ORD                                             80
                   47,000  Elektrim Spolka Akcyjna S.A.
                              ORD(2)                                     387,094
                    7,200  Preussag AG ORD                               236,962
                   13,726  Vivendi ORD                                   874,449
                                                                    ------------
                                                                       2,295,368
                                                                    ------------
OIL REFINING -- 0.9%
                   23,500  Conoco Inc. Cl A                              726,620
                   28,400  Cross Timbers Oil Company                     837,800
                   21,100  Tosco Corp.                                 1,053,734
                    6,000  Total SA Cl B ORD                             872,616
                    8,900  Ultramar Diamond Shamrock
                              Corp.                                      446,335
                   28,300  USX-Marathon Group                            915,505
                   19,700  Valero Energy Corp.                           868,573
                                                                    ------------
                                                                       5,721,183
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      29


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
OIL SERVICES -- 2.1%
                   20,900  BJ Services Co.(2)                       $  1,567,499
                   32,100  BP Plc ORD                                    283,141
                   42,411  Broken Hill Proprietary Co. Ltd.
                              ORD                                        482,420
                  302,000  CNOOC Ltd. ORD(2)                             300,070
                  131,000  ENI S.p.A. ORD                                842,327
                   21,400  ENSCO International Inc.                      689,294
                   19,900  Global Marine Inc.(2)                         510,435
                    4,600  Helmerich & Payne, Inc.                       181,884
                   15,600  Lukoil Holding ADR                            812,175
                   30,800  Nabors Industries, Inc.(2)                  1,566,180
                   20,200  Newpark Resources, Inc.(2)                    260,580
                   17,100  Noble Drilling Corp.(2)                       730,170
                   32,500  Patterson-UTI Energy Inc.(2)                  956,800
                    9,700  Petro-Canada ORD                              261,081
                3,205,200  Petrol Ofisi                                  119,168
                   24,900  Petroleum Geo-Services ASA
                              ADR(2)                                     282,366
                   17,000  Pride International Inc.(2)                   452,710
                    3,100  Schlumberger Ltd.                             195,393
                    9,300  Suncor Energy, Inc. ORD                       251,221
                    7,000  Surgutneftegaz ADR                             99,225
                    7,107  Talisman Energy, Inc. ORD(2)                  288,895
                    8,700  Transocean Sedco Forex, Inc.                  465,015
                    9,000  Varco International, Inc.(2)                  216,810
                   19,300  Weatherford International, Inc.(2)          1,087,941
                  725,000  Yanzhou Coal Mining Co. Ltd.
                              ORD                                        306,737
                  153,100  Yukos Oil Co. ORD                             496,121
                                                                    ------------
                                                                      13,705,658
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.8%
                    6,100  AEGON N.V. ORD                                161,898
                    1,173  Allianz AG ORD                                327,696
                   24,100  Allstate Corp.                              1,084,982
                   26,550  American International Group, Inc.          2,150,550
                    5,300  Argonaut Group, Inc.                           95,798
                   14,200  Chubb Corp. (The)                           1,069,970
                    2,900  CNA Financial Corp.(2)                        115,507
                    9,300  Everest Reinsurance Holdings, Inc.            631,470
                   18,500  Fidelity National Financial, Inc.             421,800
                   16,700  Horace Mann Educators Corp.                   353,372
                   34,200  Loews Corp.                                 2,359,457
                    1,500  Markel Corp.(2)                               293,625
                  159,462  Old Mutual Plc ORD                            354,803
                    1,200  Old Republic International Corp.               33,876
                   15,500  Prudential Corp. plc ORD                      175,844
                    3,400  Renaissancere Holdings Ltd.                   233,410
                   11,800  Riunione Adriatica di Sicurta SpA
                              ORD                                        147,355
                   22,200  St. Paul Companies, Inc.                    1,123,320
                   28,000  Tokio Marine & Fire Insurance
                              ORD                                        293,228
                                                                    ------------
                                                                      11,427,961
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
PUBLISHING -- 0.6%
                   23,800  American Greetings Corp. Cl A            $    298,452
                    5,500  Banta Corp.                                   154,000
                   22,700  Deluxe Corp.                                  629,017
                   12,500  Gannett Co., Inc.                             828,500
                    2,100  Knight-Ridder, Inc.                           115,374
                   17,100  New York Times Co. (The) Cl A                 719,739
                    3,900  Reader's Digest Association, Inc.
                              (The)                                      113,919
                   25,300  VNU N.V. ORD                                  991,055
                   10,136  Wolters Kluwer NV ORD                         260,354
                                                                    ------------
                                                                       4,110,410
                                                                    ------------
RAILROADS -- 0.1%
                   11,200  Burlington Northern Santa Fe
                              Corp.                                      347,984
                    7,700  Union Pacific Corp.                           442,750
                                                                    ------------
                                                                         790,734
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
                1,118,900  Beijing North Star Co. ORD                    275,427
                   24,822  Canary Wharf Group Plc ORD                    187,264
                    9,000  Cheung Kong (Holdings) Ltd.
                              ORD                                         98,079
                  790,000  China Resources Beijing Land
                              ORD                                        227,889
                  366,000  China Travel International
                              Investment HK Ltd. ORD                      72,732
                   43,600  China Travel International
                              Investment HK Ltd. Warrants
                              ORD(2)                                       1,845
                   12,700  Equity Residential Properties Trust           681,355
                   31,000  Henderson Land Development
                              Company Ltd. ORD                           144,669
                   54,000  Sun Hung Kai Properties Ltd.
                              ORD                                        503,664
                                                                    ------------
                                                                       2,192,924
                                                                    ------------
RESTAURANTS -- 0.3%
                    5,900  Brinker International, Inc.(2)                144,845
                   24,100  McDonald's Corp.                              729,748
                    5,600  Tricon Global Restaurants, Inc.(2)            255,920
                   28,100  Wendy's International, Inc.                   692,665
                                                                    ------------
                                                                       1,823,178
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.5%
                   10,000  Edwards (A.G.), Inc.                          425,200
                   13,900  Instinet Group Inc.(2)                        265,004
                    7,800  Lehman Brothers Holdings Inc.                 558,558
                    9,200  Merrill Lynch & Co., Inc.                     597,724
                   10,900  Morgan Stanley Dean Witter & Co.              708,608
                   29,000  Nomura Securities Co., Ltd. ORD               580,389
                    3,020  Raymond James Financial, Inc.                  87,882
                    6,500  T. Rowe Price Group Inc.                      238,453
                                                                    ------------
                                                                       3,461,818
                                                                    ------------


30      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 2.3%
                   14,100  Analog Devices, Inc.(2)                  $    628,155
                   16,000  Applied Materials, Inc.(2)                    798,800
                    4,000  Applied Micro Circuits Corp.(2)                72,300
                  162,000  Arima Computer Corp. ORD(2)                   157,699
                   25,588  ARM Holdings plc ORD(2)                       122,648
                    7,000  Camtek Limited(2)                              42,560
                   15,000  Canon, Inc. ORD                               592,851
                    8,100  Conexant Systems, Inc.(2)                      68,729
                    3,300  Electro Scientific Industries, Inc.(2)        121,292
                  394,700  Groupo Elektra S.A. ORD                       360,348
                  264,000  GVC Corp. ORD(2)                              121,487
                   27,000  Humax Co Ltd. ORD                             444,731
                    4,355  Infineon Technologies AG ORD                  150,698
                    8,200  Integrated Device Technology, Inc.(2)         300,489
                  107,000  Intel Corp.                                 2,889,535
                    9,700  International Rectifier Corp.(2)              582,582
                   52,000  Kingdee International Software
                              Group ORD(2)                                26,667
                    5,000  KLA-Tencor Corp.(2)                           258,075
                   13,500  Lam Research Corp.(2)                         372,938
                   18,800  Linear Technology Corp.                       901,930
                    7,100  Luminent Inc.(2)                               33,796
                   11,200  Maxim Integrated Products, Inc.(2)            571,368
                   13,100  Micron Technology, Inc.(2)                    491,250
                    3,600  National Semiconductor Corp.(2)                95,472
                    8,000  Novellus Systems, Inc.(2)                     383,120
                  405,000  Orient Semiconductor Electro
                              ORD(2)                                     152,323
                  349,200  Powerchip Semiconductor Corp.
                              ORD                                        210,138
                    2,010  Samsung Electro-Mechanics Co.
                              Ltd. ORD                                    80,180
                    4,420  Samsung Electronics ORD                       731,491
                   95,000  Silicon Integrated Systems Corp.
                              ORD(2)                                     142,920
                    7,155  STMicroelectronics N.V.
                              New York Shares                            254,360
                   43,000  Sunplus Technology Co. Ltd.
                              ORD(2)                                     210,560
                   57,000  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD(2)              150,487
                   10,300  Teradyne, Inc.(2)                             410,455
                   27,300  Texas Instruments Inc.                        931,476
               38,700,000  Tofas Turk Otomobil Fabrik(2)                 324,155
                  127,000  United Microelectronics Corp.
                              ORD(2)                                     194,808
                  394,350  Winbond Electronics Corp. ORD                 336,186
                                                                    ------------
                                                                      14,719,059
                                                                    ------------
SPECIALTY STORES -- 0.8%
                    2,900  Best Buy Co., Inc.(2)                         154,135
                    4,935  Carrefour SA ORD                              269,304
                   21,600  Circuit City Stores-Circuit City
                              Group                                      324,216
                    6,400  CVS Corp.                                     351,360
                    9,500  Folli-Follie Abee ORD                         168,465

Shares                                                                 Value
--------------------------------------------------------------------------------

                  263,100  Foschini Limited ORD                     $    192,392
                   41,400  Home Depot, Inc.                            2,040,606
                    5,500  PETsMART Inc.(2)                               29,453
                    8,200  RadioShack Corp.                              223,286
                   86,400  Rite Aid Corp.(2)                             723,168
                    1,700  Tiffany & Co.                                  58,786
                   10,100  Toys 'R' Us, Inc.(2)                          279,770
                    4,800  Zale Corp.(2)                                 156,096
                                                                    ------------
                                                                       4,971,037
                                                                    ------------
TELEPHONE -- 2.1%
                   46,700  AT&T Corp.                                    988,639
                   39,500  British Telecommunications
                              plc ORD                                    243,665
                   11,850  British Telecommunications
                              plc Rights ORD(2)                           73,100
                   25,800  CenturyTel Inc.                               733,752
                   18,523  Energis plc ORD(2)                             69,937
                   13,200  Global Crossing Ltd.(2)                       167,640
                    8,100  NTL Inc.(2)                                   174,069
                   40,900  Orascom Telecom Holding S.A.E
                              GDR(2)                                     153,375
                   21,600  Qwest Communications
                              International Inc.                         793,584
                   31,700  SBC Communications Inc.                     1,364,685
                  107,200  Sprint Corp.                                2,177,232
                   28,472  Telecom Italia SpA ORD                        271,962
                   28,857  Telefonica S.A. ORD(2)                        424,079
                   12,600  Telefonos de Mexico, S.A. Cl L
                              ADR                                        434,574
                  101,262  Verizon Communications(3)                   5,554,220
                    6,700  WorldCom, Inc.(2)                             119,562
                                                                    ------------
                                                                      13,744,075
                                                                    ------------
THRIFTS -- 0.6%
                   23,800  Dime Bancorp, Inc.                            840,140
                    9,300  Dime Bancorp, Inc. Warrants(2)                  2,418
                    8,800  Golden West Financial Corp. (Del.)            561,000
                    7,100  GreenPoint Financial Corp.                    269,729
                    8,300  New York Community Bancorp Inc.               274,191
                   48,000  Washington Mutual, Inc.                     1,709,760
                                                                    ------------
                                                                       3,657,238
                                                                    ------------
TOBACCO -- 0.4%
                   34,800  Philip Morris Companies Inc.                1,789,068
                   19,500  UST Inc.                                      568,620
                                                                    ------------
                                                                       2,357,688
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT(1)
                      900  FedEx Corporation(2)                           36,000
                    3,400  Offshore Logistics, Inc.(2)                    71,689
                                                                    ------------
                                                                         107,689
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.2%
                   16,400  Advanced Info Service Public Co.
                              Limited ORD                                175,579
                   22,500  America Movil ADR, Series L(2)                458,775
                   35,200  BellSouth Corp.                             1,451,295


See Notes to Financial Statements                www.americancentury.com      31


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

                  235,000  Compal Electronics Inc. ORD              $    314,027
                  104,000  D-Link Corp. ORD                              152,472
                    7,061  Deutsche Telekom ORD                          146,959
                    3,879  France Telecom S.A. ORD                       213,319
                   49,000  Hanaro Telecom Inc. ORD(2)                    156,831
                       31  KDDI Corp. ORD                                150,877
                    6,534  Korea Telecom Freetel ORD(2)                  204,538
                   28,061  Nokia Corp. Cl A ADR                          820,503
                       80  NTT DoCoMo, Inc. ORD                        1,530,586
                   12,900  QUALCOMM Inc.(2)                              783,482
                   14,147  Royal KPN NV ORD                              132,019
                    3,800  Tele Leste Celular Participacoes
                              S.A. ADR(2)                                159,600
                    3,700  Telesp Celular Participacoes S.A.
                              ADR                                         64,602
                   11,100  UTStarcom Inc.(2)                             260,850
                    9,600  Vimpel-Communications ADR(2)                  165,792
                  176,403  Vodafone Group plc ORD                        453,410
                                                                    ------------
                                                                       7,795,516
                                                                    ------------
TOTAL COMMON STOCKS, RIGHTS &
WARRANTS                                                             382,681,277
                                                                    ------------
   (Cost $353,998,817)

PREFERRED STOCK -- 0.1%
GAS & WATER UTILITIES(1)
               21,000,000  Companhia Paranaense de
                              Energia-Copel, Series B ORD                142,252
                                                                    ------------
MINING & METALS(1)
                1,160,000  Caemi Mineracao e Metalurgica
                              ORD(2)                                     145,859
                                                                    ------------
TELEPHONE(1)
                      285  XO Communications Inc., Series E,
                              PIK, Convertible Preferred,
                              13.50%, 6/1/10                              42,038
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.1%
              113,600,000  Tele Celular Sul Participacoes
                              S.A. ORD                                   233,260
                                                                    ------------
TOTAL PREFERRED STOCK                                                    563,409
                                                                    ------------
   (Cost $828,147)

CORPORATE BONDS -- 10.3%
AIRLINES(1)
             $    250,000  Atlas Air Worldwide Holdings,
                              10.75%, 8/1/05                             257,500
                                                                    ------------
APPAREL & TEXTILES(1)
                  250,000  Supreme International Corp.,
                              12.25%, 4/1/06                             235,000
                                                                    ------------
BANKS -- 0.4%
                2,500,000  Citigroup Inc., 7.25%, 10/1/10              2,601,765
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CHEMICALS -- 0.1%
             $  1,000,000  Huntsman ICI Chemicals, 12.49%,
                              12/31/09(6)                           $    315,000
                  750,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             619,688
                                                                    ------------
                                                                         934,688
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                  500,000  Integrated Electric Services,
                              9.375%, 2/1/09                             499,375
                                                                    ------------
CONSUMER DURABLES -- 0.1%
                  500,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             440,000
                  500,000  Salton Inc., 12.25%, 4/15/08
                              (Acquired 4/18/01, Cost
                              $494,280)(5)                               515,000
                                                                    ------------
                                                                         955,000
                                                                    ------------
DEFENSE/AEROSPACE -- 0.3%
                1,700,000  Raytheon Co., 8.20%, 3/1/06                 1,787,212
                                                                    ------------
DRUGS -- 0.3%
                1,700,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                  1,722,421
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.1%
                  500,000  Fisher Scientific International,
                              9.00%, 2/1/08                              500,000
                                                                    ------------
ELECTRICAL UTILITIES -- 1.1%
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09                735,769
                2,100,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                  2,120,021
                2,400,000  Georgia Power Company, Series F,
                              5.75%, 1/31/03                           2,427,969
                1,700,000  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                   1,664,186
                                                                    ------------
                                                                       6,947,945
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.4%
                  250,000  Belco Oil & Gas Corp., 8.875%,
                              9/15/07                                    250,000
                  250,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                             251,563
                1,600,000  Duke Energy Field Services,
                              7.875%, 8/16/10                          1,683,376
                  250,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    271,250
                                                                    ------------
                                                                       2,456,189
                                                                    ------------
ENTERTAINMENT -- 0.2%
                1,100,000  Viacom Inc., 6.625%, 5/15/11
                              (Acquired 5/10/01, Cost
                              $1,092,168)(5)                           1,082,583
                                                                    ------------
FINANCIAL SERVICES -- 1.0%
                1,800,000  CIT Group Inc., 5.625%, 5/17/04             1,792,571
                  250,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    273,750
                1,450,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,515,810


32      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,000,000  General Motors Acceptance
                              Corporation, VRN, 4.35%,
                              7/27/01, resets quarterly off
                              the 3-month LIBOR plus
                              0.01% with no caps                    $  1,000,473
                1,750,000  Household Finance Corp., 6.75%,
                              5/15/11                                  1,728,025
                                                                    ------------
                                                                       6,310,629
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.1%
                  250,000  Graham Packaging Co., Series B,
                              12.92%, 1/15/03(7)                         112,188
                  250,000  Riverwood International, 10.875%,
                              4/1/08                                     245,625
                  500,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                    523,125
                                                                    ------------
                                                                         880,938
                                                                    ------------
GAS & WATER UTILITIES -- 0.1%
                  500,000  Azurix Corp., 10.75%, 2/15/10                 520,000
                                                                    ------------
GROCERY STORES -- 0.9%
                1,850,000  Delhaize America Inc., 7.375%,
                              4/15/06 (Acquired 5/31/01,
                              Cost $1,885,354)(5)                      1,883,823
                1,200,000  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01,
                              Cost $1,237,464)(5)                      1,244,645
                1,200,000  Delhaize America Inc., 9.00%,
                              4/15/31 (Acquired 4/12/01,
                              Cost $1,226,904)(5)                      1,287,931
                1,400,000  Kroger Co., 7.65%, 4/15/07                  1,468,401
                                                                    ------------
                                                                       5,884,800
                                                                    ------------
HOME PRODUCTS -- 0.1%
                  500,000  Omega Cabinets, 10.50%,
                              6/15/07                                    517,500
                                                                    ------------
HOTELS -- 0.5%
                1,000,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                   1,080,000
                  250,000  Hollywood Casino Shreveport,
                              13.00%, 8/1/06                             267,500
                1,400,000  MGM Mirage, 8.50%, 9/15/10                  1,458,377
                  500,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                    535,000
                                                                    ------------
                                                                       3,340,877
                                                                    ------------
INDUSTRIAL PARTS -- 0.1%
                  500,000  Briggs & Stratton, 8.875%,
                              3/15/11 (Acquired 5/9/01,
                              Cost $500,625)(5)                          501,250
                                                                    ------------
INDUSTRIAL SERVICES -- 0.1%
                  500,000  Building One Services, 10.50%,
                              5/1/09 (Acquired 12/13/00,
                              Cost $291,250)(5)                          488,750
                                                                    ------------
INFORMATION SERVICES -- 0.1%
                  400,000  KPNQwest B.V., 8.125%, 6/1/09                 336,000
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
INTERNET -- 0.3%
             $  1,700,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                               $  1,707,677
                  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                           325,000
                  500,000  PSINet Inc., Series B, 0%,
                              2/15/05(8)                                  50,000
                                                                    ------------
                                                                       2,082,677
                                                                    ------------
LEISURE -- 0.1%
                  250,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     243,750
                  250,000  Imax Corp., 7.875%, 12/1/05                   131,250
                                                                    ------------
                                                                         375,000
                                                                    ------------
MEDIA -- 0.7%
                  250,000  Adelphia Communications Corp.,
                              9.25%, 10/1/02                             253,125
                  500,000  Charter Communications Holdings
                              LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(5)                               480,000
                2,000,000  Comcast Cable Communications,
                              8.375%, 5/1/07                           2,178,322
                1,600,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                  1,460,450
                                                                    ------------
                                                                       4,371,897
                                                                    ------------
MEDICAL PROVIDERS & SERVICES(1)
                  250,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    273,267
                                                                    ------------
MINING & METALS(1)
                  250,000  Bethlehem Steel Corp., 10.375%,
                              9/1/03                                     145,938
                  250,000  Metallurg Holdings Inc., Series B,
                              18.75%, 7/15/03(7)                         116,250
                                                                    ------------
                                                                         262,188
                                                                    ------------
OIL SERVICES -- 0.8%
                1,800,000  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                  1,769,950
                  500,000  Newpark Resources, 8.625%,
                              12/15/07                                   500,000
                1,200,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                          1,106,566
                1,500,000  TransOcean Sedco Forex, 6.625%,
                              4/15/11 (Acquired 3/30/01,
                              Cost $1,492,155)(5)                      1,479,953
                                                                    ------------
                                                                       4,856,469
                                                                    ------------
RAILROADS -- 0.1%
                  800,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      732,539
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                1,200,000  EOP Operating LP, 6.75%,
                              2/15/08                                  1,178,585
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      33


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.7%
             $  2,500,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                               $  2,580,842
                1,700,000  Morgan Stanley Dean Witter & Co.,
                              6.10%, 4/15/06                           1,700,847
                                                                    ------------
                                                                       4,281,689
                                                                    ------------
TELEPHONE -- 1.0%
                  750,000  Covad Communications Group,
                              Series B, 12.00%, 2/15/10                  101,250
                  250,000  Innova S. de R.L., 12.875%,
                              4/1/07                                     234,375
                  500,000  Intermedia Communications Inc.,
                              9.44%, 7/15/02(7)                          445,000
                  250,000  McLeodUSA Inc., 12.00%,
                              7/15/08                                    198,750
                1,000,000  NTL Inc., 11.50%, 2/1/06(7)                   830,000
                  500,000  RCN Corp., 10.076%, 10/15/02(7)               157,500
                  750,000  Viatel, Inc., 0%, 4/15/08(8)                   71,250
                  250,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                     136,250
                1,800,000  WorldCom Inc., 7.375%,
                              1/15/06 (Acquired 5/29/01,
                              Cost $1,818,918)(5)                      1,831,906
                1,500,000  WorldCom Inc., 7.50%, 5/15/11               1,485,136
                1,000,000  WorldCom Inc., 8.25%, 5/15/31               1,004,470
                                                                    ------------
                                                                       6,495,887
                                                                    ------------
THRIFTS(1)
                  250,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    216,875
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT(1)
                  250,000  Eletson Holdings, 9.25%,
                              11/15/03                                   252,500
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                  500,000  Asia Global Crossing, 13.375%,
                              10/15/10                                   490,000
                  250,000  AT&T Canada Inc., 8.57%,
                              6/15/03(7)                                 208,645
                  750,000  Nextel Communications, Inc.,
                              9.375%, 11/15/09                           609,375
                  250,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    215,625
                  250,000  Rogers Cantel Inc., 9.375%,
                              6/1/08                                     253,750
                                                                    ------------
                                                                       1,777,395
                                                                    ------------
TOTAL CORPORATE BONDS                                                 65,917,390
                                                                    ------------
   (Cost $67,270,787)

U.S. TREASURY SECURITIES -- 6.3%
               13,100,000  STRIPS - PRINCIPAL, 5.89%,
                              11/15/27(6)                              2,714,084
                1,100,000  U.S. Treasury Bonds, 5.00%,
                              2/15/11                                  1,067,087
                2,200,000  U.S. Treasury Bonds, 8.00%,
                              11/15/21                                 2,728,174

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,900,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                               $  2,006,282
                3,543,085  U.S. Treasury Inflation Indexed
                              Bonds, 3.50%, 1/15/11                    3,610,627
                  750,000  U.S. Treasury Notes, 6.375%,
                              1/31/02                                    763,109
                4,100,000  U.S. Treasury Notes, 5.125%,
                              12/31/02                                 4,162,726
                2,350,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                  2,366,328
                5,000,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                  5,336,329
               14,650,000  U.S. Treasury Notes, 5.75%,
                              11/15/05                                15,108,588
                  650,000  U.S. Treasury Notes, 5.375%,
                              2/15/31                                    613,540
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        40,476,874
                                                                    ------------
   (Cost $40,641,001)

MORTGAGE-BACKED SECURITIES(9) -- 6.1%
                   33,266  FHLMC Pool #C00465, 8.00%,
                              6/1/26                                      34,787
                3,818,931  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                   3,960,175
                2,098,253  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                   2,147,100
                  441,983  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     446,704
                4,084,016  FHLMC Pool #C42464, 7.00%,
                              9/1/30                                   4,125,526
                  153,509  FHLMC Pool #D72306, 8.00%,
                              6/1/26                                     160,527
                   60,310  FHLMC Pool #D72431, 8.00%,
                              6/1/26                                      63,067
                   76,258  FHLMC Pool #D72499, 8.00%,
                              7/1/26                                      79,744
                  620,236  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     635,156
                  165,927  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    167,969
                  101,389  FNMA Pool #125477, 6.50%,
                              4/1/12                                     102,534
                  201,991  FNMA Pool #250576, 7.00%,
                              6/1/26                                     204,727
                1,930,984  FNMA Pool #252645, 6.50%,
                              8/1/29                                   1,910,840
                2,739,723  FNMA Pool #253112, 7.00%,
                              3/1/30                                   2,767,076
                1,803,235  FNMA Pool #323980, 6.00%,
                              4/1/14                                   1,797,973
                  127,195  FNMA Pool #341078, 7.00%,
                              5/1/26                                     128,918
                  485,567  FNMA Pool #369085, 6.50%,
                              4/1/12                                     491,050
                  336,319  FNMA Pool #373510, 7.50%,
                              3/1/27                                     345,364
                  557,465  FNMA Pool #373899, 6.50%,
                              3/1/12                                     563,759


34      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $      25,517  FNMA Pool #377181, 6.50%,
                              4/1/12                                $     25,805
                  252,064  FNMA Pool #377379, 6.50%,
                              4/1/12                                     254,911
                  835,217  FNMA Pool #412562, 6.50%,
                              1/1/28                                     827,190
                  954,797  FNMA Pool #448031, 6.50%,
                              6/1/29                                     944,836
                  663,916  FNMA Pool #453124, 6.00%,
                              12/1/13                                    661,979
                1,009,174  FNMA Pool #484974, 6.50%,
                              6/1/29                                     998,647
                  884,125  FNMA Pool #492315, 6.50%,
                              4/1/29                                     874,901
                3,290,044  FNMA Pool #492740, 6.00%,
                              5/1/29                                   3,178,367
                  769,256  FNMA Pool #503915, 7.00%,
                              7/1/29                                     776,936
                  359,134  FNMA Pool #504748, 7.00%,
                              7/1/29                                     363,052
                1,911,835  FNMA Pool #527077, 7.50%,
                              6/1/15                                   1,973,117
                2,239,514  FNMA Pool #546716, 8.00%,
                              7/1/30                                   2,320,923
                   66,136  GNMA Pool #001991, 9.00%,
                              4/20/25                                     70,291
                   24,015  GNMA Pool #373704, 6.00%,
                              4/15/26                                     23,381
                   49,739  GNMA Pool #392995, 8.75%,
                              3/15/25                                     51,141
                   30,855  GNMA Pool #397233, 9.50%,
                              2/20/25                                     33,611
                  246,094  GNMA Pool #403868, 6.50%,
                              5/15/28                                    244,068
                   56,954  GNMA Pool #403912, 6.50%,
                              5/15/28                                     56,485
                  154,132  GNMA Pool #416761, 7.50%,
                              6/15/26                                    158,766
                  140,798  GNMA Pool #416856, 7.50%,
                              10/25/25                                   145,108
                  102,644  GNMA Pool #421254, 7.50%,
                              11/15/25                                   105,786
                   24,758  GNMA Pool #421388, 6.00%,
                              4/15/26                                     24,104
                  483,879  GNMA Pool #438917, 6.00%,
                              8/15/28                                    470,077
                  826,197  GNMA Pool #449491, 7.50%,
                              12/15/27                                   850,540
                  514,691  GNMA Pool #450628, 6.50%,
                              3/15/28                                    510,454
                  409,033  GNMA Pool #454559, 6.00%,
                              5/15/28                                    397,366
                  375,667  GNMA Pool #456569, 7.50%,
                              11/15/27                                   386,736
                  795,125  GNMA Pool #457351, 7.00%,
                              12/15/27                                   805,768
                  337,980  GNMA Pool #461623, 6.50%,
                              1/15/28                                    335,198
                   49,713  GNMA Pool #465798, 6.50%,
                              5/15/28                                     49,304

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $    375,018  GNMA Pool #474782, 6.00%,
                              5/15/28                               $    364,321
                  428,288  GNMA Pool #475802, 6.00%,
                              7/15/28                                    416,071
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      38,832,236
                                                                    ------------
   (Cost $37,544,664)

U.S. GOVERNMENT AGENCY SECURITIES -- 5.4%
                1,400,000  FHLMC, 4.23%, 6/14/02(10)                   1,399,807
                3,600,000  FHLMC, 5.25%, 2/15/04                       3,637,397
                5,000,000  FHLMC, 6.50%, settlement date
                              6/13/01(10)                              4,943,750
                6,000,000  FHLMC, 6.50%, settlement date
                              6/18/01(10)                              6,044,999
                1,300,000  FNMA, 7.125%, 2/15/05                       1,380,044
                4,000,000  FNMA, 6.625%, 11/15/10                      4,146,976
                1,000,000  FNMA, 7.00%, 6/1/31(10)                     1,008,438
                5,000,000  FNMA, Series B, 7.25%,
                              1/15/10                                  5,407,019
                4,000,000  GNMA, 7.00%, settlement date
                              6/20/01                                  4,050,000
                3,000,000  SLMA MTN, VRN, 5.89%,
                              6/5/01, resets weekly at the
                              3-month T-Bill rate with a floor
                              of 5.89% and no caps                     2,998,395
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                            35,016,825
                                                                    ------------
   (Cost $34,802,222)

COMMERCIAL PAPER(11) -- 2.9%
                1,600,000  Abbott Laboratories, 3.99%,
                              6/22/01                                  1,596,069
                1,100,000  Chevron U.K. Investment PLC,
                              4.69%, 6/14/01                           1,098,270
                1,400,000  Chevron U.K. Investment PLC,
                              3.90%, 8/10/01                           1,389,221
                1,100,000  Credit Suisse First Boston Inc.,
                              4.88%, 7/5/01 (Acquired
                              3/5/01, Cost $1,081,808)(5)              1,095,736
                1,600,000  Dakota Certificates (Citibank),
                              4.00%, 7/6/01                            1,593,624
                1,300,000  Emerald Certificates, 4.05%,
                              7/17/01                                  1,293,286
                1,400,000  Gannett Co. Inc., 4.00%, 6/12/01            1,398,109
                1,600,000  Gannett Co. Inc., 3.95%, 7/17/01            1,591,736
                1,400,000  Morgan Stanley Dean Witter & Co.,
                              4.59%, 7/16/01                           1,392,919
                1,000,000  Newcastle Certificates, 4.11%,
                              6/14/01                                    998,427
                1,300,000  Newcastle Certificates, 4.20%,
                              8/2/01                                   1,291,090
                1,100,000  Newell Rubbermaid Inc., 4.72%,
                              6/25/01                                  1,096,934
                1,600,000  Receivables Capital Corp., 3.98%,
                              7/10/01                                  1,592,934


See Notes to Financial Statements                www.americancentury.com      35


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,100,000  UBS Finance Holdings, 4.94%,
                               6/6/01                               $  1,099,253
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                18,527,608
                                                                    ------------
   (Cost $18,525,955)

COLLATERALIZED MORTGAGE OBLIGATIONS(9) -- 1.8%
                3,000,000  Chase 2000 S-3A, 6.50%,
                              6/15/15(10)                              3,000,937
                1,600,000  First Union National Bank-Bank of
                              America Commercial Mortgage
                              Trust, Series 2001 C1, Class A2
                              SEQ, 6.14%, 12/15/10                     1,554,952
                1,800,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                          1,825,769
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   707,081
                1,400,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,385,779
                  469,740  Morgan Stanley Capital I, Series
                              1998 WF1, Cl A1 SEQ, 6.25%,
                              7/15/07                                    477,248
                  335,070  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   336,634
                2,100,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                 2,094,469
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                           11,382,869
                                                                    ------------
   (Cost $11,355,369)

ASSET-BACKED SECURITIES(9) -- 1.3%
                  900,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    930,942
                1,500,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3,  6.10%, 8/25/26               1,512,416
                1,440,340  Delta Air Lines Inc., Series 2000-1,
                              Class A1, 7.38%, 5/18/10                 1,513,271
                  300,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        306,736
                1,550,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                           1,549,396
                2,600,000  Residential Asset Securities
                              Corporation, Series 1999 KS3,
                              Cl AI2 SEQ, 7.08%, 9/25/20               2,638,047
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          8,450,808
                                                                    ------------
   (Cost $8,295,047)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES -- 0.3%
             $  2,000,000  Province of Quebec, 5.50%,
                              4/11/06                               $  1,973,374
                                                                    ------------
   (Cost $1,997,920)

CERTIFICATES OF DEPOSIT -- 0.2%
                1,500,000  Westdeutsche Landesbank,
                              4.46%, 4/29/02                           1,504,470
                                                                    ------------
   (Cost $1,500,000)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 0.6%
   Repurchase Agreement, Deutsche Bank, (U.S.
    Treasury obligations), in a joint trading account
    at 3.98%, dated 5/31/01, due 6/1/01
    (Delivery value $4,219,716)                                        4,219,250
                                                                    ------------
   (Cost $4,219,250)

TEMPORARY CASH INVESTMENTS -- 5.0%
   Repurchase Agreement, Deutsche Bank, (U.S.
    Treasury obligations), in a joint trading account
    at 3.98%, dated 5/31/01, due 6/1/01
    (Delivery value $1,080,869)                                        1,080,750
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury obligations), in a joint trading account
    at 4.01%, dated 5/31/01, due 6/1/01
    (Delivery value $30,803,431)                                      30,800,000
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS                                      31,880,750
                                                                    ------------
   (Cost $31,880,750)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $641,427,140
                                                                    ============
   (Cost $612,859,929)


36      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Contracts          Settlement                            Unrealized
        to Sell             Date                 Value            Loss
--------------------------------------------------------------------------------
   233,614,400  JPY        6/29/01            $1,965,955        $(24,327)
                                          ====================================
(Value on Settlement Date $1,941,628)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS*
                                              Underlying
                         Expiration           Face Amount      Unrealized
       Purchased            Dates              at Value           Gain
--------------------------------------------------------------------------------
    1  Russell 2000
       Futures            June 2001           $  248,000        $  3,230
    2  S&P MidCap
       400 Futures        June 2001              520,000           4,523
   11  S&P 500
       Futures            June 2001            3,451,250         115,378
                                          ------------------------------------
                                              $4,219,250        $123,131
                                          ====================================

* Equity futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1)  Category is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities and/or forward commitments.

(4) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(5) Security was purchased under Rule 144A [or Section 4(2)] of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $12,110,940 which represented 2.0% of net assets.

(6) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(7) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(8)  Security is in default.

(9) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(10) When-issued security or forward commitment.

(11) The rates for commercial paper are the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      37


Strategic Aggressive--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                                 INVESTOR CLASS (INCEPTION 2/15/96)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                     AGGRESSIVE                     AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)           -0.41%           -3.90%         5.14%          2.33%
1 YEAR                -5.55%          -10.55%        13.12%          5.45%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                8.69%            6.15%         6.42%          5.11%
5 YEARS               11.74%           15.13%         7.68%          5.13%
LIFE OF FUND          12.01%           15.45%(2)      7.01%(2)       5.13%(2)

                                 ADVISOR CLASS (INCEPTION 10/2/96)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                     AGGRESSIVE                     AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)           -0.43%           -3.90%         5.14%          2.33%
1 YEAR                -5.82%          -10.55%        13.12%          5.45%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                8.38%            6.15%         6.42%          5.11%
5 YEARS                 --               --            --             --
LIFE OF FUND          11.73%           15.44%(3)      7.52%(3)       5.13%(3)

                              INSTITUTIONAL CLASS (INCEPTION 8/1/00)

                      STRATEGIC        S&P 500        LEHMAN        90-DAY
                     AGGRESSIVE                     AGGREGATE       T-BILL
                                                    BOND INDEX       INDEX
================================================================================
6 MONTHS(1)           -0.20%           -3.90%         5.14%          2.33%
1 YEAR                   --              --            --             --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                  --              --            --             --
5 YEARS                  --              --            --             --
LIFE OF FUND          -7.36%(1)       -11.32%(1)      9.81%(1)       4.42%(1)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

See pages 71-73 for information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/01
S&P 500                           $21,255
Strategic Aggressive              $18,217
Lehman Aggregate Bond Index       $14,271
90-Day T-Bill Index               $13,010

                Strategic                     Lehman Aggregate      90-Day
                Aggressive        S&P 500        Bond Index       T-Bill Index
DATE              VALUE            VALUE            VALUE            VALUE
2/15/1996        $10,000          $10,000          $10,000          $10,000
3/31/1996        $10,020          $10,096           $9,930          $10,041
6/30/1996        $10,440          $10,549           $9,987          $10,168
9/30/1996        $10,680          $10,875          $10,171          $10,298
12/31/1996       $10,979          $11,781          $10,476          $10,426
3/31/1997        $10,717          $12,097          $10,418          $10,560
6/30/1997        $11,965          $14,210          $10,800          $10,694
9/30/1997        $12,973          $15,273          $11,159          $10,830
12/31/1997       $12,761          $15,712          $11,487          $10,969
3/31/1998        $14,179          $17,903          $11,666          $11,109
6/30/1998        $14,496          $18,494          $11,939          $11,248
9/30/1998        $12,889          $16,654          $12,444          $11,384
12/31/1998       $14,523          $20,201          $12,486          $11,506
3/31/1999        $14,626          $21,209          $12,424          $11,633
6/30/1999        $15,638          $22,707          $12,315          $11,764
9/30/1999        $15,507          $21,287          $12,398          $11,901
12/31/1999       $19,436          $24,455          $12,383          $12,052
3/31/2000        $21,052          $25,015          $12,657          $12,220
6/30/2000        $19,938          $24,350          $12,877          $12,396
9/30/2000        $20,147          $24,113          $13,265          $12,585
12/31/2000       $18,951          $22,228          $13,823          $12,776
3/31/2001        $17,200          $19,592          $14,244          $12,930
5/31/2001        $18,217          $21,255          $14,271          $13,010

$10,000 investment made 2/15/96*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                Strategic                     Lehman Aggregate      90-Day
                Aggressive        S&P 500        Bond Index       T-Bill Index
DATE             RETURN           RETURN           RETURN           RETURN
5/31/96*          4.60%            5.04%           -1.45%            1.25%
5/31/97          10.55%           29.48%            8.32%            5.17%
5/31/98          22.62%           30.68%           10.91%            5.16%
5/31/99           5.32%           21.04%            4.35%            4.62%
5/31/00          29.16%           10.48%            2.11%            5.26%
5/31/01          -5.55%          -10.55%           13.12%            5.45%

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which index data are available.


38      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell (pictured on page 6), portfolio managers on the American Century Strategic Allocation funds management team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2001?

     The portfolio's return generally reflected weakness in stocks, but was helped by strength in bonds. The portfolio returned -0.41%* for the six months (see the previous page for more performance information).

HOW DID THE FUND'S ASSET MIX CHANGE DURING THE SIX MONTHS?

     We tend to keep the asset mix close to the fund's neutral position of 78% stocks, 20% bonds, and 2% cash. We try to make modest adjustments where we think we can add value.

     We should point out that when we say "overweight" bonds and "underweight" stocks, we mean we held slightly more (overweight) or slightly less (underweight) of that slice compared with the fund's neutral asset mix. We also say over/underweight to refer to positions we've taken relative to the benchmark within each asset class.

     Going into November, we were concerned with the slowing economy and high equity valuations. As a result, we applied a cautious theme to asset allocation.

     That meant we underweighted the growth and international equity categories and maintained an overweight in bonds and value-oriented stocks for much of the period. Those decisions worked well for our shareholders because bonds and value-oriented stocks were two of the better-performing asset classes during the six months, while growth and international stocks fell far and fast. In addition, diversification in small- and mid-cap stocks helped the fund's return, as smaller-cap stocks outperformed large-caps.

WHY DID YOU OVERWEIGHT VALUE AND UNDERWEIGHT GROWTH STOCKS?

     With the economy slowing, we determined that there was better return potential and less risk in undervalued shares with stable earnings. We were seeking a hiding place from volatility because we thought growth sectors had become extraordinarily overpriced, especially in the context of an economic slowdown.

     One of the main drivers of economic growth over the last few years was business investment, particularly in technology. We saw signs that the capital expenditure cycle was reversing itself--most of the biggest purchasers of high-tech products were faced with lower earnings, overextended budgets, and slower demand. In that environment, we felt the risks of many growth names far outweighed their potential for positive returns.

     The financial markets responded in much the same way--value shares beat growth stocks by a wide margin. As a result, the portfolio saw some gains from the overweight in value-oriented shares, while the underweight in growth-oriented stocks limited the portfolio's downside.

CAN YOU TELL US ABOUT YOUR CAUTIOUS APPROACH TO INTERNATIONAL STOCKS?

     Underweighting international stocks proved to be a good decision. In addition, we invested more heavily in what we believed were the most resilient growth companies around the world.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE MAINTAINED AN OVERWEIGHT IN BONDS AND VALUE-ORIENTED STOCKS."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                          AS OF MAY 31, 2001
U.S. STOCKS                        57%
U.S. BONDS                         21%
FOREIGN STOCKS                     19%
MONEY MARKET SECURITIES             3%

See page 72 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 73-74.


                                                www.americancentury.com      39


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We generally scaled back our European exposure because we think growth will suffer unless the European Central Bank aggressively lowers interest rates. That said, we still think the most attractive investment opportunities are in Europe, so that's where the bulk of the fund's foreign investments are. Although we maintained our underweight position in the Far East, we found some opportunities in Japan and South Korea after their stock markets tumbled.

WHAT WERE SOME OF THE BIGGEST DECISIONS YOU MADE WITHIN THE LARGE-CAP PORTION OF THE PORTFOLIO?

     We try to outpace the S&P 500 index with the majority of the fund's large-cap holdings. We added value by focusing on defensive sectors like energy, utilities, and healthcare, while avoiding some of the market's highest-priced stocks, which were also the worst losers. Again, we're only talking about relatively minor adjustments to our asset mix, so we still held growth stocks, just fewer than usual. Similarly, when we talk about adding value shares, we mean just a little more than usual. Our decisions helped the main large-cap equity portfolio hold its value much better than the S&P 500.

DID YOU MAKE ANY OTHER ADJUSTMENTS?

     Yes. At the end of February, we traded a portion of our value stocks for growth shares because the risk/return potential of growth had improved somewhat with the Fed's rate cuts and growth stocks near their lows. We remained overweight value and underweight growth, just not as much as before. We also shifted some funds back into the international slice, but maintained a slight underweight position there. The fund booked profits on the trades and we are comfortable with the way they are playing out.

LET'S SWITCH GEARS AND TALK ABOUT THE BOND PORTFOLIO. YOU MENTIONED EARLIER THAT YOU OVERWEIGHTED BONDS. CAN YOU TELL US MORE ABOUT THAT?

     We made that decision because of the economy's rapid deterioration in the last quarter of 2000. Slow economic growth, relatively low inflation, and interest rate cuts by the Federal Reserve created nearly ideal conditions for bonds. In addition, demand for U.S. bonds normally increases when uncertainty rises, as nervous investors seek a hiding place from the stock market's volatility. Bonds posted big gains amid all the uncertainty, so we took some profits at the end of February and trimmed our overweight position. The decision to overweight bonds boosted the portfolio's performance as bonds generally outperformed stocks for the six months.

WHAT OTHER CHANGES DID YOU MAKE IN THE BOND PORTFOLIO?

     The bond portfolio had an overweight position in spread product (corporates, mortgages, and asset-backed securities) throughout the six months. That worked well during the period, as those sectors far outperformed Treasurys.

     Within the fixed-income portfolio, we favored high quality bonds in defensive industries over high-yield bonds. Although high yield outperformed high quality, the risk in the high-yield market was much too great in our opinion, especially considering the sector's exposure to telecom debt.

WHAT ELSE CAN YOU TELL US ABOUT THE FUND'S CORPORATE BONDS?

     We did an excellent job of avoiding downgrades and defaults in our corporate holdings at a time when defaults were occurring at a record pace. We increased the bond portfolio's credit quality by selling a number of lower-quality bonds, such as those issued by firms that we believed were vulnerable to an economic downturn.

[left margin]

FUND'S U.S. STOCKS
                                 AS OF MAY 31, 2001
NUMBER OF COMPANIES                     404
DIVIDEND YIELD                          1.1%
PRICE/EARNINGS RATIO                    26.8

TOP 5 U.S. STOCKS
                             % OF FUND'S      % OF
                             U.S. STOCKS      FUND
MICROSOFT CORP.                 2.4%          1.3%
CITIGROUP INC.                  2.1%          1.2%
PFIZER, INC.                    2.0%          1.1%
PROTEIN DESIGN LABS INC.        1.9%          1.1%
EXXON MOBIL CORP.               1.7%          1.0%

FUND'S FOREIGN STOCKS
                                AS OF MAY 31, 2001
NUMBER OF COMPANIES                     265
DIVIDEND YIELD                          3.0%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S      % OF
                              FOREIGN         FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES          3.6%          0.7%
NOVARTIS AG                     2.5%          0.5%
NTT DOCOMO, INC.                2.1%          0.4%
NESTLE S.A.                     1.8%          0.3%
ING GROEP N.V.                  1.7%          0.3%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                                  49%
ASIA/PACIFIC                            35%
AMERICAS (EXCLUDING U.S.)               12%
AFRICA                                   4%


40      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We replaced them with high-quality bonds in defensive industries, such as financial services, healthcare, and utilities. Then, as the Fed cut rates at the beginning of the year, we relaxed our defensive posture somewhat, selectively moving back into securities that would add yield to the portfolio.

HOW ABOUT SOME COMMENTARY ON THE FUND'S MORTGAGE- AND ASSET-BACKED HOLDINGS?

     It's important to point out that the asset-backed holdings included commercial mortgage-backed securities (CMBS). The CMBS position helped boost the portfolio's credit quality while maintaining relatively high yields. At the time we bought them, these high-quality AAA bonds had yields similar to single-A industrial (corporate) bonds.

     CMBS also helped reduce our exposure to prepayments that affected other mortgage securities--CMBS are less susceptible to mortgage refinancing waves because they're secured by loans on properties such as office buildings, not homes.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY?

     Historically, corporate profit growth has returned and financial markets have rebounded after the Fed cuts rates dramatically. The Fed's rate cuts have boosted investor confidence in the economy, though lower rates do little to change the supply and demand imbalances that exist in the tech, telecom, and energy sectors.

     In addition, the negative savings rate and the American consumer's record level of indebtedness are problematic for growth, as is the drop-off in business investment. With sufficient time, those structural problems should work their way out of the economy, but in our opinion, the eventual rebound will be slow and somewhat rocky.

WHAT'S IN STORE FOR STOCKS?

     We expect the financial markets to remain extremely volatile in the coming months, as investors react to economic and financial news. Stocks will probably respond positively to the first signs of a rebound in profits or the economy. By contrast, if inflation starts to accelerate, or if the economic rebound takes longer than expected, we think stock prices will fall further. We feel more comfortable maintaining our current defensive positioning, with a slight tilt toward value-oriented stocks and companies that demonstrate strong financial results.

WHAT'S AHEAD FOR BONDS?

     Given how much bonds have rallied and interest rates have fallen this year, we don't expect bonds to repeat the big price gains we saw in the last year or so. Going forward, we expect the biggest part of bond returns to come from income, not price appreciation. That's why we're currently favoring higher-yielding securities, such as mortgage-backed securities and corporate bonds.

WHAT DOES THAT MEAN FOR THE FUND'S  ASSET ALLOCATIONS?

     We intend to keep the fund's asset mix close to its neutral weighting. That said, within the stock slice we'll continue to slightly overweight value at the expense of growth, and underweight international. We're also considering reducing our bond holdings to neutral.

[right margin]

"WE EXPECT THE FINANCIAL MARKETS TO REMAIN EXTREMELY VOLATILE IN THE COMING MONTHS."

FUND'S U.S. BONDS
                               AS OF MAY 31, 2001
NUMBER OF SECURITIES                    138
WEIGHTED AVERAGE MATURITY             7.3 YRS
AVERAGE DURATION                      5.0 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                    45%
MORTGAGE-BACKED SECURITIES              21%
U.S. TREASURY SECURITIES                13%
U.S. GOVT. AGENCY SECURITIES            10%
COLLATERALIZED MORTGAGE
   OBLIGATIONS                           6%
ASSET-BACKED SECURITIES                  5%

Investment terms are defined in the Glossary on pages 73-74.


                                                www.americancentury.com      41


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS & WARRANTS -- 75.4%
AIRLINES(1)
                    1,300  Delta Air Lines Inc.                     $     61,906
                    5,000  Grupo Aeroportuario del Sureste
                              SA ADR(2)                                   93,000
                      300  Southwest Airlines Co.                          6,000
                                                                    ------------
                                                                         160,906
                                                                    ------------
ALCOHOL -- 0.4%
                   17,700  Anheuser-Busch Companies, Inc.                778,800
                    5,400  Hartwall Oyj Abp ORD                           91,373
                   19,375  Heineken NV ORD                               782,729
                                                                    ------------
                                                                       1,652,902
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                    1,200  Gucci Group N.V. New York Shares              108,396
                    4,000  Liz Claiborne, Inc.                           207,080
                    9,000  Skechers U.S.A. Inc.(2)                       315,900
                    9,700  VF Corp.                                      401,192
                   15,500  Wolverine World Wide, Inc.                    263,500
                                                                    ------------
                                                                       1,296,068
                                                                    ------------
BANKS -- 5.1%
                  274,000  African Bank Investments Limited
                              ORD(2)                                     285,988
                   63,600  Amalgamated Banks of South
                              Africa ORD                                 278,250
                    5,000  Banco Popular Espanol SA ORD                  164,134
                   19,500  Bank of America Corp.                       1,155,375
                    7,500  Bank of New York Co., Inc. (The)              409,575
                   10,100  Bank One Corp.                                399,960
                   14,800  Bank Pekao S.A. ORD(2)                        267,942
                  206,000  Bank Sinopac ORD(2)                            92,973
                   90,732  Citigroup Inc.                              4,650,014
                    4,400  Comerica Inc.                                 250,360
                   10,900  Den Danske Bank Group ORD                     172,009
                    4,400  Deutsche Bank AG ORD                          337,679
                    1,112  Dexia ORD                                     165,206
                    5,500  Fifth Third Bancorp                           323,758
                    2,500  First Tennessee National Corp.                 89,000
                   20,000  First Union Corp.                             645,000
                   22,400  First Virginia Banks, Inc.                  1,031,296
                   32,800  Fleet Boston Financial Corp.                1,364,151
                    4,400  Greater Bay Bancorp                           114,378
                  648,000  Grupo Financiero Bancomer, S.A.
                              de C.V. Cl O ORD(2)                        600,813
                  191,000  Grupo Financiero Banorte S.A.
                              de C.V. Cl O ORD(2)                        413,492
                   10,000  Housing Development Finance
                              Corp. Ltd. ORD(2)                          140,702
                  568,000  International Bank of Taipei ORD              188,496
                   78,360  IntesaBCI S.p.A. ORD                          291,042
                   12,100  KeyCorp                                       287,738
                   27,300  Kookmin Bank ORD                              353,770
                    9,000  Marshall & Ilsley Corp.                       459,900

Shares                                                                 Value
--------------------------------------------------------------------------------

                    6,901  National Australia Bank ORD              $    113,212
                   10,900  National City Corp.                           319,370
                   14,600  Nedcor Limited ORD                            277,400
                    1,368  Nordic Baltic Holding AB ORD                    7,616
                    2,500  Northern Trust Corp.                          165,313
                    2,400  OTP Bank Rt. ORD(2)                           127,442
                   16,300  Royal Bank of Scotland Group
                              plc ORD                                    374,463
                  325,200  Siam Commercial Bank Ltd. ORD(2)              159,394
                    2,800  Silicon Valley Bancshares(2)                   77,434
                    4,600  State Street Corp.                            252,862
                   35,000  Sumitomo Mitsui Banking Corp.
                              ORD                                        296,929
                    4,800  Synovus Financial Corp.                       145,824
                   13,900  TCF Financial Corp.                           582,271
                   17,533  U.S. Bancorp                                  390,986
                    1,507  UBS AG ORD                                    224,838
                    5,100  UnionBanCal Corp.                             163,710
                    4,900  Wells Fargo & Co.                             230,692
                    8,800  Zagrebacka Banka GDR                          178,860
                                                                    ------------
                                                                      19,021,617
                                                                    ------------
CHEMICALS -- 1.2%
                    6,500  Agrium Inc.                                    77,805
                    1,830  Air Liquide ORD                               254,536
                   10,900  Air Products & Chemicals, Inc.                509,793
                    3,400  Engelhard Corp.                                94,384
                    5,000  FMC Corp.(2)                                  381,600
                    4,610  Hankuk Electric Glass ORD                     359,875
                   13,200  Minerals Technologies Inc.                    533,280
                   10,200  Minnesota Mining &
                              Manufacturing Co.                        1,209,516
                    1,200  Potash Corp. of Saskatchewan Inc.              73,260
                    7,800  Praxair, Inc.                                 392,262
                    2,100  Scotts Co. (The) Cl A(2)                       95,970
                   21,000  Sherwin-Williams Co.                          448,140
                   56,000  Unipetrol A.S. ORD(2)                          80,949
                                                                    ------------
                                                                       4,511,370
                                                                    ------------
CLOTHING STORES -- 0.3%
                    1,400  American Eagle Outfitters, Inc.(2)             51,443
                   15,500  Gap, Inc. (The)                               480,500
                   24,300  Intimate Brands, Inc.                         367,902
                   13,000  Limited, Inc. (The)                           211,900
                    1,900  Talbots, Inc.                                  68,400
                                                                    ------------
                                                                       1,180,145
                                                                    ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.2%
                   84,256  Advanced Digital Information
                              Corp.(2)                                 1,534,723
                   12,400  Apple Computer, Inc.(2)                       247,442
                   83,000  Asustek Computer Inc. ORD                     403,982
                   14,900  Avaya Inc.(2)                                 241,380
                    2,500  Avocent Corp.(2)                               54,688
                   29,400  Compaq Computer Corp.                         470,106
                   31,800  Dell Computer Corp.(2)                        775,125


42      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   20,900  EMC Corp. (Mass.)                        $    660,440
                   21,400  Hewlett-Packard Co.                           627,448
                   45,900  Hon Hai Precision Industry ORD                257,257
                   38,000  IKON Office Solutions Inc.                    307,800
                   25,300  International Business Machines
                              Corp.                                    2,828,539
                   31,100  Lexmark International Group, Inc.
                              Cl A(2)                                  1,927,888
                    6,300  Mercury Computer Systems, Inc.(2)             300,542
                   10,400  Pitney Bowes, Inc.                            411,216
                   26,700  Sun Microsystems, Inc.(2)                     439,616
                    6,500  Tech Data Corp.(2)                            195,098
                   34,000  Xerox Corp.                                   336,940
                                                                    ------------
                                                                      12,020,230
                                                                    ------------
COMPUTER SOFTWARE -- 3.3%
                    4,200  Adobe Systems Inc.                            166,992
                    4,100  Amdocs Ltd.(2)                                253,380
                   44,800  Aremissoft Corporation(2)                     573,664
                    1,300  Autodesk, Inc.                                 39,826
                    2,900  BEA Systems, Inc.(2)                          104,067
                   14,100  BMC Software Inc.(2)                          336,990
                    7,700  Cadence Design Systems, Inc.(2)               162,855
                    1,700  Cerner Corp.(2)                                71,409
                    5,578  Check Point Software
                              Technologies Ltd.(2)                       300,431
                   22,200  Citrix Systems, Inc.(2)                       530,691
                   32,500  Computer Associates
                              International, Inc.                        921,700
                   27,200  Compuware Corp.(2)                            299,880
                    7,000  Mentor Graphics Corp.(2)                      184,135
                   74,000  Microsoft Corp.(2)(3)                       5,117,469
                   79,300  Network Associates Inc.(2)                  1,151,833
                   57,600  Oracle Corp.(2)                               881,280
                    6,200  Parametric Technology Corp.(2)                 73,811
                       75  Per-Se Technologies, Inc.
                              Warrants(2)                                      3
                    2,200  SAP AG ORD                                    312,495
                    1,800  Sybase, Inc.(2)                                27,990
                    8,000  Synopsys, Inc.(2)                             455,120
                   13,200  THQ, Inc.(2)                                  639,672
                    1,000  Veritas Software Corp.(2)                      65,915
                                                                    ------------
                                                                      12,671,608
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.6%
                  134,000  ARA, S.A. de C.V. ORD(2)                      214,640
                    4,900  Cemex SA ADR                                  129,801
                    2,000  Centex Corp.                                   74,560
                    5,400  Fluor Corporation                             314,928
                    4,400  Jacobs Engineering Group Inc.(2)              328,240
                    1,600  KB Home                                        40,656
                    2,845  Lafarge SA ORD                                265,253
                    8,100  Lennar Corp.                                  299,700
                    6,600  Martin Marietta Materials, Inc.               325,842
                    5,500  Societe Generale d'Entreprises
                              SA ORD                                     319,447
                                                                    ------------
                                                                       2,313,067
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.6%
                    7,200  Black & Decker Corporation               $    285,480
                    4,500  Carlisle Companies, Inc.                      176,850
                    3,200  Nintendo Co., Ltd. ORD                        617,604
                    8,025  Philips Electronics N.V.
                              New York Shares                            222,293
                   14,000  Sharp Corp. ORD                               200,067
                      232  Swatch Group AG ORD(2)                        257,405
               68,000,000  Vestel Elektronik Sanayi(2)                   180,173
                    6,300  Whirlpool Corp.                               396,207
                                                                    ------------
                                                                       2,336,079
                                                                    ------------
DEFENSE/AEROSPACE -- 0.4%
                   13,200  Boeing Co.                                    830,148
                   11,100  Bombardier Inc. Cl B ORD                      170,897
                    3,600  Lockheed Martin Corp.                         137,844
                    5,900  Raytheon Company                              175,643
                    7,100  TRW Inc.                                      307,856
                                                                    ------------
                                                                       1,622,388
                                                                    ------------
DEPARTMENT STORES -- 2.3%
                   48,380  Coles Myer Limited ORD                        173,655
                   47,300  Dixons Group plc ORD                          159,809
                   30,526  Edgars Consolidated Stores ORD                 94,631
                    5,900  Family Dollar Stores, Inc.                    164,020
                    5,600  Federated Department Stores, Inc.(2)          250,880
                   19,800  Great Universal Stores Plc ORD                166,224
                    6,000  Ito-Yokado Co., Ltd. ORD                      313,670
                    9,000  JUSCO Co., Ltd. ORD                           199,379
                   27,900  Kmart Corp.(2)                                314,712
                    2,500  Kohl's Corp.(2)                               153,875
                    4,960  LG Home Shopping Inc. ORD(2)                  189,727
                   16,400  May Department Stores Co. (The)               536,280
                   18,600  Next plc ORD                                  257,964
                   67,466  Safeway Plc ORD                               366,908
                   20,400  Sears, Roebuck & Co.                          813,552
                    5,000  Shisegae Co. Ltd. ORD                         343,091
                  276,100  Super Group Limited ORD                       276,100
                   12,400  Target Corp.                                  468,720
                   80,301  Tesco plc ORD                                 283,548
                  203,000  Wal-Mart de Mexico SA de CV
                              Series V ORD                               539,351
                   51,700  Wal-Mart Stores, Inc.                       2,675,474
                                                                    ------------
                                                                       8,741,570
                                                                    ------------
DRUGS -- 7.9%
                   29,600  Abbott Laboratories                         1,538,607
                    1,800  Allergan, Inc.                                161,460
                   16,500  American Home Products Corp.                1,044,450
                      900  AmeriSource Health Corp.(2)                    51,939
                   13,700  Amgen Inc.(2)                                 909,475
                   15,200  Aventis SA ORD                              1,126,533
                    9,600  Baxter International, Inc.                    474,048
                   33,900  Bio-Technology General Corp.(2)               403,241
                   20,400  Bristol-Myers Squibb Co.                    1,106,496
                   19,000  Cipla Limited ORD(2)                          447,450


See Notes to Financial Statements                www.americancentury.com      43


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    4,000  Eisai Company, Ltd. ORD                  $     98,683
                    4,194  Elan Corp., plc ADR(2)                        242,036
                    2,200  ESC Medical Systems Ltd.(2)                    60,005
                    5,800  Forest Laboratories, Inc. Cl A(2)             429,548
                    4,700  Genzyme Corp.(2)                              502,642
                    4,300  Glaxo Wellcome plc ADR                        235,167
                   50,075  IVAX Corp.(2)                               1,687,527
                   15,400  Johnson & Johnson                           1,493,030
                   11,300  Lilly (Eli) & Co.                             957,110
                   19,800  Merck & Co., Inc.                           1,445,202
                   38,600  Mylan Laboratories Inc.                     1,227,866
                   20,700  NBTY, Inc.(2)                                 267,134
                  598,100  Network Healthcare Holdings
                              ORD                                        120,368
                   47,720  Novartis AG ORD                             1,813,109
                   26,560  Novo Nordisk A/S Cl B ORD                   1,067,436
                  100,000  Pfizer, Inc.                                4,288,999
                   28,600  Pharmacia Corp.(4)                          1,388,816
                   22,000  Pliva D.D. GDR                                234,300
                   54,600  Protein Design Labs, Inc.(2)                4,058,144
                    1,200  Przedsiebiorstwo Farmaceutyczne
                              JELFA S.A. ORD                              12,987
                    7,056  Sanofi-Synthelabo S.A. ORD                    432,805
                    4,000  Takeda Chemical Industries, Ltd.
                              ORD                                        203,071
                    3,500  Taro Pharmaceuticals Industries(2)            238,893
                                                                    ------------
                                                                      29,768,577
                                                                    ------------
ELECTRICAL EQUIPMENT -- 2.1%
                    3,037  Alstom ORD                                     88,543
                    4,200  Amphenol Corp. Cl A(2)                        212,646
                    3,400  Celestica Inc.(2)                             170,000
                   68,500  Cisco Systems Inc.(2)                       1,319,652
                    1,200  Comverse Technology, Inc.(2)                   69,606
                    3,700  Corning Inc.                                   70,004
                    2,500  Digital Lightwave, Inc.(2)                    116,463
                   11,454  Dover Corp.                                   485,535
                    6,200  DSP Group, Inc.(2)                            111,941
                   15,980  Duzon Digital Ware Co. Ltd. ORD(2)            431,622
                   23,000  Ericsson (L.M.) Telephone Co. ADR             147,085
                    2,800  Flextronics International Ltd. ADR(2)          70,658
                   19,300  Jabil Circuit, Inc.(2)                        567,033
                    1,200  Keyence Corp. ORD                             261,811
                    3,200  L-3 Communications Holdings, Inc.(2)          283,200
                   13,800  Littelfuse, Inc.(2)                           387,159
                   13,800  Motorola, Inc.                                202,860
                   11,500  MRV Communications Inc.(2)                    111,608
                   26,000  NEC Corp. ORD                                 424,788
                    4,000  Oni Systems Corp.(2)                          124,100
                  207,000  Phoenixtec Power Co. Ltd. ORD(2)              167,310
                   14,100  Sanmina Corp.(2)                              381,617
                    5,800  Scientific-Atlanta, Inc.                      304,558
                    2,500  Solectron Corp.(2)                             53,925
                    5,600  Sony Corp. ORD                                430,914
                   21,200  SSI Ltd. ORD                                  236,673
                    6,500  Technitrol, Inc.                              162,500

Shares                                                                 Value
--------------------------------------------------------------------------------

                    6,700  Tektronix, Inc.(2)                       $    164,217
                   48,000  Toshiba Corp. ORD                             271,881
                                                                    ------------
                                                                       7,829,909
                                                                    ------------
ELECTRICAL UTILITIES -- 2.1%
                    5,400  American Electric Power                       271,080
                   22,700  Calpine Corp.(2)(3)                         1,119,110
                    7,000  Constellation Energy Group                    331,100
                    7,100  DTE Energy Company                            317,512
                    6,100  Duke Energy Corp.                             278,892
                    7,800  Entergy Corp.                                 336,960
                    6,300  Exelon Corp.                                  427,266
                   21,700  FPL Group, Inc.                             1,264,025
                   10,700  Mirant Corp.(2)                               420,510
                   16,700  Niagara Mohawk Holdings Inc.(2)               292,250
                   18,900  PP&L Resources, Inc.                        1,128,519
                   11,200  Reliant Energy, Inc.                          516,096
                    9,300  Reliant Resources Inc.(2)                     319,920
                    4,398  Sempra Energy                                 120,065
                    8,500  TXU Corp.                                     419,390
                   23,300  Wisconsin Energy Corp.                        542,890
                                                                    ------------
                                                                       8,105,585
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.6%
                    5,370  Alberta Energy Co. Ltd. ORD                   244,230
                    7,000  Amerada Hess Corp.                            599,480
                    3,900  Burlington Resources, Inc.                    190,710
                   16,000  Chevron Corp.                               1,536,800
                    6,000  Evergreen Resources, Inc.(2)                  270,000
                   41,956  Exxon Mobil Corp.(3)                        3,723,595
                   12,600  Kerr-McGee Corp.                              877,842
                    3,800  Kinder Morgan Management LLC(2)               269,610
                    9,400  Kinder Morgan, Inc.                           519,350
                    6,700  Louis Dreyfus Natural Gas Corp.(2)            266,526
                   10,300  Mitchell Energy & Development
                              Corp.                                      556,818
                   32,100  Occidental Petroleum Corp.                    962,037
                    5,200  Patina Oil & Gas Corp.                        157,040
                    2,500  Phillips Petroleum Co.                        161,850
                   12,500  Pioneer Natural Resources Co.(2)              263,750
                   43,100  Royal Dutch Petroleum Co.
                              New York Shares                          2,628,238
                                                                    ------------
                                                                      13,227,876
                                                                    ------------
ENTERTAINMENT -- 0.2%
                    3,600  Carnival Corp. Cl A                           101,628
                   20,500  Premier Parks Inc.(2)                         461,250
                   79,600  TeleWest Communications plc
                              ORD(2)                                     136,304
                                                                    ------------
                                                                         699,182
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.2%
                   28,200  Waste Management, Inc.                        789,036
                                                                    ------------
FINANCIAL SERVICES -- 3.9%
                   20,200  Ambac Financial Group, Inc.                 1,132,210
                    5,100  American Express Co.                          214,812
                    8,600  AON Corp.                                     301,000


44      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   10,200  Barclays plc ORD                         $    305,927
                    7,800  Block (H & R), Inc.                           465,192
                  434,000  China Everbright Limited ORD                  442,355
                    5,500  Countrywide Credit Industries, Inc.           213,015
                    8,600  Credicorp Limited                              69,660
                    2,200  Credit Suisse Group ORD                       398,040
                   19,600  Fannie Mae                                  1,615,823
                    9,500  Federal Home Loan Mortgage
                              Corporation                                628,900
                   75,000  General Electric Co.                        3,674,999
                    6,500  Grupo Financiero Inbursa SA
                              ORD(2)                                      26,154
                    5,900  Household International, Inc.                 387,394
                   18,939  ING Groep N.V. ORD                          1,233,797
                      100  Julius Baer Holding AG ORD                    412,515
                    5,861  Marschollek Lautenschlaeger und
                              Partner AG ORD                             604,465
                   17,725  MBIA Inc.                                     934,994
                    4,100  MGIC Investment Corp.                         288,517
                  237,400  National Finance and Securities
                              Public Co., Ltd. Cl F ORD(2)                48,636
                  247,600  National Finance PCL ORD(2)                    47,453
                    3,200  Providian Financial Corp.                     181,632
                    2,400  Student Loan Corp. (The)                      160,560
                    9,700  USA Education Inc.                            680,067
                                                                    ------------
                                                                      14,468,117
                                                                    ------------
FOOD & BEVERAGE -- 2.6%
                   10,000  Ajinomoto Co. Inc. ORD                        109,088
                   30,434  Archer-Daniels-Midland Co.                    410,859
                   25,017  B.A.T. Industries plc ORD                     191,574
                    6,000  Campbell Soup Company                         177,240
                    5,200  Coca-Cola Company (The)                       246,480
                    8,800  Coca-Cola Enterprises Inc.                    146,784
                   15,800  Coca-Cola FEMSA, S.A. de C.V.
                              ADR                                        353,130
                   18,100  ConAgra, Inc.                                 377,385
                   50,915  Diageo plc ORD                                548,739
                      800  Groupe Danone ORD(2)                          104,233
                   92,200  Grupo Continental, S.A. ORD                   134,076
                  103,400  Grupo Modelo S.A. de C.V.
                              Series C ORD                               275,967
                   14,600  Heinz (H.J.) Co.                              632,326
                   56,700  Hindustan Lever Limited ORD                   238,562
                    5,400  Hormel Foods Corp.                            127,386
                    3,100  IBP, Inc.                                      58,280
                      633  Nestle S.A. ORD                             1,308,780
                   51,200  PepsiCo, Inc.                               2,291,713
                      900  Philip Morris ORD(2)                          131,391
                   32,613  Reckitt Benckiser PLC ORD                     431,498
                    5,200  Smithfield Foods Inc.(2)                      189,540
                   10,000  South African Breweries Ltd. ORD               74,125
                    3,400  Suiza Foods Corp.(2)                          176,630
                   40,200  Sun Interbrew Ltd. GDR(2)                     137,183
                    4,300  SYSCO Corp.                                   127,839
                   88,700  Thai Union Frozen Products
                              Public Company Limited ORD(2)              140,685

Shares                                                                 Value
--------------------------------------------------------------------------------

                    6,922  Unilever N.V. ORD                        $    383,299
                    3,800  Unilever N.V. New York Shares                 211,242
                    6,500  Wrigley (Wm.) Jr. Company                     312,195
                                                                    ------------
                                                                      10,048,229
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.8%
                   15,600  Aracruz Celulose S.A. ADR                     270,036
                1,202,200  Bahia Sul Celulose S.A. ORD                    96,705
                    5,700  Bemis Co., Inc.                               216,657
                    1,500  Bowater Inc.                                   72,300
                   16,739  CRH plc ORD                                   289,472
                2,596,000  Duratex SA ORD                                 56,822
                    9,627  International Paper Co.                       368,233
                    3,700  Maderas y Sinteticos SA ADR                    58,090
               35,070,700  Menderes Tekstil Sanayi ve
                              Ticaret A.S.(2)                             66,694
                  243,000  Murray & Roberts Holdings ORD(2)              176,175
                    3,400  Pactiv Corp.(2)                                46,750
                   11,900  Pretoria Portland Cement Co.
                              ORD                                         98,919
                   53,500  Sappi Limited ORD                             527,644
                    7,000  Sonoco Products Co.                           177,450
                   11,897  Stora Enso Oyj ORD                            137,393
                   13,600  Votorantim Celulose e Papel SA
                              ADR                                        176,120
                    4,200  Weyerhaeuser Co.                              240,282
                                                                    ------------
                                                                       3,075,742
                                                                    ------------
GAS & WATER UTILITIES -- 1.0%
                   29,900  AGL Resources Inc.                            702,650
                  502,000  Beijing Datang Power Generation
                              Company Ltd. ORD (Acquired
                              5/10/01-5/18/01, Cost
                              $180,455)(5)                               186,645
                  161,272  Centrica plc ORD                              558,599
                   34,900  Czeske Energeticke Zavody a.s.
                              ORD(2)                                      94,066
                    5,000  E.On AG ORD                                   248,908
                   71,957  International Power Plc ORD(2)                317,862
                      500  Keyspan Energy Corp.                           19,960
                    1,400  NICOR Inc.                                     54,306
                   38,664  Scottish Power Plc ORD                        280,178
                   19,000  Suez SA ORD                                   578,698
                   30,200  Unified Energy Systems ADR                    317,100
                   18,400  WGL Holdings Inc.                             515,016
                                                                    ------------
                                                                       3,873,988
                                                                    ------------
GROCERY STORES -- 0.4%
                   13,400  Albertson's Inc.                              384,580
                   30,294  Koninklijke Ahold NV ORD                      919,357
                    7,000  Safeway Inc.(2)                               354,550
                                                                    ------------
                                                                       1,658,487
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
                   19,000  Cooper Industries, Inc.                       722,570
                    1,700  Eaton Corp.                                   132,940
                    4,400  Emerson Electric Co.                          297,924
                                                                    ------------
                                                                       1,153,434
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      45


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.3%
                    3,600  Deere & Co.                              $    134,496
                    2,800  Hyundai Heavy Industries ORD                   58,033
                   16,100  Hyundai Mobis ORD(2)                          154,590
                  122,000  Mitsubishi Heavy Industries Ltd.
                              ORD                                        518,016
                  500,000  Qingling Motors Company ORD                   129,810
                                                                    ------------
                                                                         994,945
                                                                    ------------
HOME PRODUCTS -- 1.0%
                    8,000  Avon Products, Inc.                           350,080
                   25,500  Clorox Company                                883,320
                    8,200  Colgate-Palmolive Co.                         464,448
                   15,600  Fortune Brands, Inc.                          535,860
                   17,000  International Flavors &
                              Fragrances Inc.                            446,250
                    6,000  KAO Corp. ORD                                 156,080
                   11,300  Procter & Gamble Co. (The)                    725,912
                    5,200  Tupperware Corp.                              118,872
                                                                    ------------
                                                                       3,680,822
                                                                    ------------
HOTELS(1)
                    3,900  Harrah's Entertainment, Inc.(2)               142,623
                                                                    ------------
INDUSTRIAL PARTS -- 1.2%
                    8,400  Grainger (W.W.), Inc.                         371,196
                    1,700  Ingersoll-Rand Co.                             83,895
                    7,100  ITT Industries, Inc.                          331,286
                    6,800  Parker-Hannifin Corp.                         328,508
                    2,855  Precision Drilling Corp. ORD(2)               117,685
                    4,700  Shaw Group Inc. (The)(2)                      276,266
                    9,600  Snap-on Inc.                                  276,480
                   39,239  Tyco International Ltd.                     2,254,281
                   16,800  York International Corp.                      592,200
                                                                    ------------
                                                                       4,631,797
                                                                    ------------
INDUSTRIAL SERVICES -- 0.4%
                   20,300  Capita Group plc ORD                          141,634
                   39,243  Compass Group Plc ORD(2)                      289,939
                   18,100  Hays plc ORD                                   80,853
                    2,300  ISS A/S ORD(2)                                131,865
                   14,750  Securitas AB Cl B ORD                         266,878
                    9,000  XTRA Corp.(2)                                 460,080
                                                                    ------------
                                                                       1,371,249
                                                                    ------------
INFORMATION SERVICES -- 1.3%
                    3,900  ADVO, Inc.(2)                                 126,789
                    3,620  Altran Technologies SA ORD                    210,561
                   19,300  Autostrade Concessioni e
                              Costruzioni Autostrade SpA ORD             118,057
                    1,680  Cap Gemini SA ORD                             193,448
                    9,900  Computer Sciences Corp.(2)                    415,701
                   21,100  Digital Equipment India Ltd. ORD(2)           254,300
                   25,000  Dimension Data Holdings Ltd.
                              ORD(2)                                     117,656
                    9,000  Electronic Data Systems Corp.                 551,249
                    7,900  First Data Corp.                              518,319
                   11,000  Galileo International, Inc.                   305,580

Shares                                                                 Value
--------------------------------------------------------------------------------

                   10,214  Logica plc ORD                           $    128,188
                   15,100  Misys plc ORD                                 120,557
                    2,953  NCSoft Corporation ORD(2)                     299,680
                    3,300  Omnicom Group Inc.                            307,164
                    6,100  Reynolds & Reynolds Co. Cl A                  136,945
                    8,700  StorageNetworks, Inc.(2)                      149,162
                    2,600  SunGard Data Systems Inc.(2)                  154,648
                   10,799  TNT Post Group NV ORD                         240,016
                    8,700  Valassis Communications, Inc.(2)              296,235
                    3,000  Viad Corp.                                     75,750
                    5,300  Vivendi Environnement ORD                     225,548
                                                                    ------------
                                                                       4,945,553
                                                                    ------------
INTERNET -- 0.3%
                   23,150  AOL Time Warner Inc.(2)                     1,209,125
                      600  Ticketmaster Cl B(2)                            8,427
                                                                    ------------
                                                                       1,217,552
                                                                    ------------
INVESTMENT TRUSTS -- 0.9%
                    9,600  iShares Russell 1000 Value
                              Index Fund                                 578,400
                   10,300  iShares S&P 500/BARRA Value
                              Index Fund                                 656,625
                   22,300  Nasdaq 100-Index Tracking
                              Stock(2)                                   997,479
                   10,400  Standard and Poor's 500
                              Depositary Receipt                       1,309,880
                                                                    ------------
                                                                       3,542,384
                                                                    ------------
LEISURE -- 1.1%
                    8,100  Eastman Kodak Co.                             383,373
                    9,200  GTECH Holdings Corp.(2)                       343,252
                   43,300  International Game Technology(2)            2,660,785
                   28,600  Mattel, Inc.                                  509,080
                   13,700  WMS Industries Inc.(2)                        411,274
                                                                    ------------
                                                                       4,307,764
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.6%
                   22,100  Aflac Inc.                                    716,703
                    3,800  American General Corp.                        171,874
                    7,500  CIGNA Corp.                                   708,525
                    6,800  Lincoln National Corp.                        334,832
                    7,000  MetLife, Inc.                                 222,950
                    8,100  Torchmark Corp.                               307,152
                                                                    ------------
                                                                       2,462,036
                                                                    ------------
MEDIA -- 1.1%
                    6,000  Belo Corp. Cl A                               116,940
                   15,500  Charter Communications, Inc.(2)               346,503
                   27,600  Disney (Walt) Co.                             872,711
                   17,000  EchoStar Communications Corp.
                              Cl A(2)                                    519,945
                    3,000  Grupo Televisa S.A. GDR(2)                    126,600
                    3,600  LG Ad Inc. ORD(2)                             131,803
                   28,304  Mondadori (Arnoldo) Editore SpA
                              ORD                                        232,043
                   66,700  Reed International PLC ORD                    577,928
                    1,500  Tribune Co.                                    64,395


46      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                    4,000  Univision Communications Inc.
                              Cl A(2)                               $    174,920
                    4,757  USA Networks Inc.(2)                          123,040
                   13,476  Viacom, Inc. Cl B(2)                          776,757
                                                                    ------------
                                                                       4,063,585
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
                    3,700  Beckman Coulter Inc.                          139,675
                   34,500  Becton Dickinson & Co.                      1,184,385
                    5,100  Guidant Corp.(2)                              191,505
                    2,000  Hoya Corp. ORD                                142,653
                   10,800  Medtronic, Inc.                               464,184
                    3,700  PerkinElmer, Inc.                             255,411
                    7,400  Schein (Henry), Inc.(2)                       279,831
                    2,500  St. Jude Medical, Inc.(2)                     153,800
                      300  Varian Medical Systems, Inc.(2)                21,750
                                                                    ------------
                                                                       2,833,194
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 2.1%
                    4,700  AdvancePCS(2)                                 286,019
                   32,300  Covance Inc.(2)                               593,351
                   19,000  Coventry Health Care Inc.(2)                  321,100
                   42,700  First Health Group Corp.(2)                 2,141,405
                   11,600  HCA - The Healthcare Co.                      467,944
                   39,600  HCR Manor Care, Inc.(2)                       980,100
                    4,200  Health Net Inc.(2)                             80,850
                   22,500  HealthSouth Corp.(2)                          285,750
                    3,400  LabOne, Inc.(2)                                25,653
                   18,700  Mid Atlantic Medical Services, Inc.(2)        308,924
                   26,700  Omnicare, Inc.                                559,632
                   10,900  Oxford Health Plans, Inc.(2)                  299,096
                   33,900  Tenet Healthcare Corp.(2)                   1,542,111
                    2,500  Wellpoint Health Networks Inc.(2)             217,000
                                                                    ------------
                                                                       8,108,935
                                                                    ------------
MINING & METALS -- 0.9%
                   12,804  Alcan Inc.                                    573,618
                   12,400  Alcoa Inc.                                    535,060
                   36,100  Antofagasta Holdings plc ORD                  266,206
                   18,000  Arcadia Metal Industry C. Rokas
                              S.A. ORD                                   165,995
                    1,600  Ball Corporation                               76,000
                  994,400  Caemi Mineracao e Metalurgica
                              ORD(2)                                     125,037
                   17,900  Companhia Vale do Rio Doce
                              Cl A ORD(2)                                434,238
                    3,900  Freeport-McMoRan Copper &
                              Gold, Inc. Cl B(2)                          61,113
                    5,200  Inco Ltd.(2)                                   97,136
                   19,300  Industrias Penoles SA ORD(2)                   26,378
                    3,900  Minas Buenaventura ADR                         62,400
                   10,000  Nitto Denko Corp. ORD                         304,607
                   26,200  Norilsk Nickel ORD                            369,420
                    4,600  Nucor Corp.                                   235,612
                    5,400  Southern Peru Copper Corp.                     74,844
                    8,900  Usinor SA ORD                                 113,625
                                                                    ------------
                                                                       3,521,289
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 1.3%
                    9,058  Bayerische Motoren Werke
                              (BMW) AG ORD                          $    307,307
                    1,900  Cummins Inc.                                   80,465
                1,229,000  Denway Motors Ltd. ORD(2)                     453,006
                    7,400  Embraer Empresa Bras de
                              Aeronautica ADR                            306,360
                   29,645  Ford Motor Co.                                721,855
                    6,300  General Motors Corp.                          358,470
                   10,000  Honda Motor Co., Ltd. ORD                     419,569
                   41,020  Hyundai Motor Co. Ltd. ORD                    808,551
                    2,900  Johnson Controls, Inc.                        204,160
                    9,700  Navistar International Corp.(2)               282,173
                    4,475  North American Bus Industries
                              Rt. ORD(2)                                  55,895
                    2,500  PACCAR Inc.                                   120,063
                   89,600  Samsung Heavy Industries ORD(2)               374,208
                    4,500  Superior Industries
                              International, Inc.                        177,930
                   11,800  Toyota Motor Corp. ORD                        415,876
                                                                    ------------
                                                                       5,085,888
                                                                    ------------
MULTI-INDUSTRY -- 0.4%
                    9,686  Canadian Pacific Ltd.                         400,032
                1,163,000  Celebi Hava Servisi(2)                         54,671
                    1,362  Companhia de Saneamento
                              Basico do Estado de Sao Paulo
                              ORD                                             96
                   40,000  Elektrim Spolka Akcyjna S.A.
                              ORD(2)                                     329,441
                    5,900  Preussag AG ORD                               194,177
                   11,035  Vivendi ORD                                   703,013
                                                                    ------------
                                                                       1,681,430
                                                                    ------------
OIL REFINING -- 1.3%
                   13,000  Conoco Inc. Cl A                              401,960
                   33,200  Cross Timbers Oil Company                     979,400
                   15,500  Tosco Corp.                                   774,070
                    4,900  Total SA Cl B ORD                             712,636
                   12,000  Ultramar Diamond Shamrock
                              Corp.                                      601,800
                   20,100  USX-Marathon Group                            650,235
                   21,800  Valero Energy Corp.                           961,162
                                                                    ------------
                                                                       5,081,263
                                                                    ------------
OIL SERVICES -- 3.6%
                   21,700  BJ Services Co.(2)                          1,627,499
                   25,900  BP Plc ORD                                    228,453
                   34,037  Broken Hill Proprietary Co. Ltd.
                              ORD                                        387,167
                  257,000  CNOOC Ltd. ORD(2)                             255,357
                   99,000  ENI S.p.A. ORD                                636,568
                   18,500  ENSCO International Inc.                      595,885
                   22,000  Global Marine Inc.(2)                         564,300
                    2,200  Helmerich & Payne, Inc.                        86,988
                   12,400  Lukoil Holding ADR                            645,575
                   34,200  Nabors Industries, Inc.(2)                  1,739,069


See Notes to Financial Statements                www.americancentury.com      47


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   22,400  Newpark Resources, Inc.(2)               $    288,960
                   18,900  Noble Drilling Corp.(2)                       807,030
                   36,700  Patterson-UTI Energy Inc.(2)                1,080,448
                    7,800  Petro-Canada ORD                              209,942
                2,742,600  Petrol Ofisi                                  101,969
                   27,600  Petroleum Geo-Services ASA
                              ADR(2)                                     312,984
                   18,800  Pride International Inc.(2)                   500,644
                    2,500  Schlumberger Ltd.                             157,575
                    6,900  Suncor Energy, Inc. ORD                       186,390
                    6,000  Surgutneftegaz ADR                             85,050
                    5,704  Talisman Energy, Inc. ORD(2)                  231,864
                    7,200  Transocean Sedco Forex, Inc.                  384,840
                   11,100  Varco International, Inc.(2)                  267,399
                   20,900  Weatherford International, Inc.(2)          1,178,133
                  620,500  Yanzhou Coal Mining Co. Ltd.
                              ORD                                        262,524
                  131,000  Yukos Oil Co. ORD                             424,506
                                                                    ------------
                                                                      13,247,119
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 2.2%
                    4,800  AEGON N.V. ORD                                127,395
                      966  Allianz AG ORD                                269,867
                   13,400  Allstate Corp.                                603,268
                   22,126  American International Group, Inc.          1,792,207
                    3,400  Argonaut Group, Inc.                           61,455
                    8,800  Chubb Corp. (The)                             663,080
                    1,300  CNA Financial Corp.(2)                         51,779
                   10,300  Everest Reinsurance Holdings, Inc.            699,370
                    6,400  Fidelity National Financial, Inc.             145,920
                   10,300  Horace Mann Educators Corp.                   217,948
                   18,500  Loews Corp.                                 1,276,315
                    1,300  Markel Corp.(2)                               254,475
                  143,524  Old Mutual Plc ORD                            319,341
                    2,700  Old Republic International Corp.               76,221
                   12,800  Prudential Corp. plc ORD                      145,213
                    3,900  Renaissancere Holdings Ltd.                   267,735
                    9,500  Riunione Adriatica di Sicurta SpA
                              ORD                                        118,633
                   23,800  St. Paul Companies, Inc.                    1,204,280
                   23,000  Tokio Marine & Fire Insurance
                              ORD                                        240,866
                                                                    ------------
                                                                       8,535,368
                                                                    ------------
PUBLISHING -- 0.7%
                   13,500  American Greetings Corp. Cl A                 169,290
                    2,900  Banta Corp.                                    81,200
                   12,600  Deluxe Corp.                                  349,146
                    7,000  Gannett Co., Inc.                             463,960
                    1,300  Knight-Ridder, Inc.                            71,422
                   10,500  New York Times Co. (The) Cl A                 441,945
                    2,100  Reader's Digest Association,
                              Inc. (The)                                  61,341
                   18,900  VNU N.V. ORD                                  740,353
                    8,343  Wolters Kluwer NV ORD                         214,299
                                                                    ------------
                                                                       2,592,956
                                                                    ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
RAILROADS -- 0.1%
                    6,300  Burlington Northern Santa Fe
                              Corp.                                 $    195,741
                    4,400  Union Pacific Corp.                           253,000
                                                                    ------------
                                                                         448,741
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                  959,100  Beijing North Star Co. ORD                    236,091
                   20,389  Canary Wharf Group Plc ORD(2)                 153,821
                   10,000  Cheung Kong (Holdings) Ltd.
                              ORD                                        108,976
                  676,000  China Resources Beijing Land
                              ORD                                        195,004
                  314,000  China Travel International
                              Investment HK Ltd. ORD                      62,399
                   37,200  China Travel International
                              Investment HK Ltd. Warrants
                              ORD(2)                                       1,574
                    6,900  Equity Residential Properties Trust           370,185
                   27,000  Henderson Land Development
                              Company Ltd. ORD                           126,002
                   46,000  Sun Hung Kai Properties Ltd.
                              ORD                                        429,046
                                                                    ------------
                                                                       1,683,098
                                                                    ------------
RESTAURANTS -- 0.3%
                    3,500  Brinker International, Inc.(2)                 85,925
                   13,300  McDonald's Corp.                              402,724
                    6,200  Tricon Global Restaurants, Inc.(2)            283,340
                   16,500  Wendy's International, Inc.                   406,725
                                                                    ------------
                                                                       1,178,714
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
                    6,200  Edwards (A.G.), Inc.                          263,624
                   17,100  Instinet Group Inc.(2)                        326,012
                    4,200  Lehman Brothers Holdings Inc.                 300,762
                    4,800  Merrill Lynch & Co., Inc.                     311,856
                    6,200  Morgan Stanley Dean Witter & Co.              403,062
                   24,000  Nomura Securities Co., Ltd. ORD               480,322
                    1,500  Raymond James Financial, Inc.                  43,650
                    4,000  T. Rowe Price Group Inc.                      146,740
                                                                    ------------
                                                                       2,276,028
                                                                    ------------
SEMICONDUCTOR -- 3.4%
                    7,400  Analog Devices, Inc.(2)                       329,670
                   16,200  Applied Materials, Inc.(2)                    808,785
                    4,600  Applied Micro Circuits Corp.(2)                83,145
                  139,000  Arima Computer Corp. ORD(2)                   135,310
                   20,654  ARM Holdings plc ORD(2)                        98,998
                    5,900  Camtek Limited(2)                              35,872
                   12,000  Canon, Inc. ORD                               474,280
                    9,300  Conexant Systems, Inc.(2)                      78,911
                    1,000  Electro Scientific Industries, Inc.(2)         36,755
                  344,100  Groupo Elektra S.A. ORD                       314,152
                  231,000  GVC Corp. ORD(2)                              106,301
                   23,000  Humax Co Ltd. ORD                             378,845
                    3,515  Infineon Technologies AG ORD                  121,631
                    4,300  Integrated Device Technology, Inc.(2)         157,574


48      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   87,000  Intel Corp.                              $  2,349,434
                    5,200  International Rectifier Corp.(2)              312,312
                   44,000  Kingdee International Software
                              Group ORD(2)                                22,565
                    2,600  KLA-Tencor Corp.(2)                           134,199
                   15,700  Lam Research Corp.(2)                         433,713
                   16,900  Linear Technology Corp.                       810,778
                    8,200  Luminent Inc.(2)                               39,032
                   11,500  Maxim Integrated Products, Inc.(2)            586,673
                   14,700  Micron Technology, Inc.(2)                    551,250
                    2,100  National Semiconductor Corp.(2)                55,692
                    7,700  Novellus Systems, Inc.(2)                     368,753
                  352,000  Orient Semiconductor Electro
                              ORD(2)                                     132,389
                  298,800  Powerchip Semiconductor Corp.
                              ORD                                        179,809
                    1,730  Samsung Electro-Mechanics Co.
                              Ltd. ORD                                    69,011
                    3,620  Samsung Electronics ORD                       599,094
                   83,000  Silicon Integrated Systems Corp.
                              ORD(2)                                     124,867
                    5,753  STMicroelectronics N.V.
                              New York Shares                            204,519
                   38,000  Sunplus Technology Co. Ltd.
                              ORD(2)                                     186,077
                   49,000  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD(2)              129,366
                   11,900  Teradyne, Inc.(2)                             474,215
                   31,000  Texas Instruments Inc.                      1,057,719
               33,100,000  Tofas Turk Otomobil Fabrik(2)                 277,249
                  108,000  United Microelectronics Corp.
                              ORD(2)                                     165,664
                  338,185  Winbond Electronics Corp. ORD                 288,305
                                                                    ------------
                                                                      12,712,914
                                                                    ------------
SPECIALTY STORES -- 1.2%
                    1,500  Best Buy Co., Inc.(2)                          79,725
                    3,961  Carrefour SA ORD                              216,153
                   11,500  Circuit City Stores-Circuit City
                              Group                                      172,615
                    3,700  CVS Corp.                                     203,130
                    8,130  Folli-Follie Abee ORD                         144,171
                  224,900  Foschini Limited ORD                          164,458
                   41,600  Home Depot, Inc.                            2,050,463
                    6,100  PETsMART Inc.(2)                               32,666
                    4,400  RadioShack Corp.                              119,812
                  102,900  Rite Aid Corp.(2)                             861,273
                    1,000  Tiffany & Co.                                  34,580
                   12,300  Toys 'R' Us, Inc.(2)                          340,710
                    3,600  Zale Corp.(2)                                 117,072
                                                                    ------------
                                                                       4,536,828
                                                                    ------------
TELEPHONE -- 2.2%
                   25,800  AT&T Corp.                                    546,186
                   32,400  British Telecommunications plc
                              ORD                                        199,867
                    9,720  British Telecommunications plc
                              Rights ORD(2)                               59,960

Shares                                                                 Value
--------------------------------------------------------------------------------

                   15,900  CenturyTel Inc.                          $    452,196
                   14,866  Energis plc ORD(2)                             56,129
                    7,200  Global Crossing Ltd.(2)                        91,440
                    5,900  NTL Inc.(2)                                   126,791
                   35,100  Orascom Telecom Holding S.A.E
                              GDR ORD(2)                                 131,625
                   11,500  Qwest Communications
                              nternational Inc.                          422,510
                   16,800  SBC Communications Inc.                       723,240
                   64,100  Sprint Corp.                                1,301,871
                   22,981  Telecom Italia SpA ORD                        219,512
                   23,229  Telefonica S.A. ORD(2)                        341,371
                   10,800  Telefonos de Mexico, S.A. Cl L
                              ADR                                        372,492
                   57,244  Verizon Communications                      3,139,834
                    3,600  WorldCom, Inc.(2)                              64,242
                                                                    ------------
                                                                       8,249,266
                                                                    ------------
THRIFTS -- 0.9%
                   27,200  Dime Bancorp, Inc.                            960,160
                   20,800  Dime Bancorp, Inc. Warrants(2)                  5,408
                    9,700  Golden West Financial Corp. (Del.)            618,375
                    7,900  GreenPoint Financial Corp.                    300,121
                    7,750  New York Community Bancorp Inc.               256,021
                   36,750  Washington Mutual, Inc.                     1,309,035
                                                                    ------------
                                                                       3,449,120
                                                                    ------------
TOBACCO -- 0.4%
                   19,500  Philip Morris Companies Inc.                1,002,495
                   12,000  UST Inc.                                      349,920
                                                                    ------------
                                                                       1,352,415
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT(1)
                      500  FedEx Corporation(2)                           20,000
                    3,700  Offshore Logistics, Inc.(2)                    78,015
                                                                    ------------
                                                                          98,015
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.7%
                   14,000  Advanced Info Service Public Co.
                              Limited ORD                                149,884
                   19,600  America Movil ADR, Series L(2)                399,644
                   18,600  BellSouth Corp.                               766,878
                  203,750  Compal Electronics Inc. ORD                   272,268
                   89,000  D-Link Corp. ORD                              130,481
                    5,700  Deutsche Telekom ORD                          118,633
                    3,131  France Telecom S.A. ORD                       172,184
                   43,000  Hanaro Telecom Inc. ORD(2)                    137,627
                       25  KDDI Corp. ORD                                121,675
                    5,676  Korea Telecom Freetel ORD(2)                  177,680
                   27,978  Nokia Corp. Cl A ADR                          818,077
                       80  NTT DoCoMo, Inc. ORD                        1,530,586
                   11,200  QUALCOMM Inc.(2)                              680,232
                   11,305  Royal KPN NV ORD                              105,497
                    3,300  Tele Leste Celular Participacoes
                              S.A. ADR(2)                                138,600
                    3,100  Telesp Celular Participacoes S.A.
                              ADR                                         54,126
                   12,700  UTStarcom Inc.(2)                             298,450


See Notes to Financial Statements                www.americancentury.com      49


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

                    8,300  Vimpel-Communications ADR(2)             $    143,341
                  142,386  Vodafone Group plc ORD                        365,976
                                                                    ------------
                                                                       6,581,839
                                                                    ------------
TOTAL COMMON STOCKS, RIGHTS &
WARRANTS                                                             286,840,842
                                                                    ------------
   (Cost $266,186,429)

PREFERRED STOCK -- 0.1%
GAS & WATER UTILITIES(1)
               18,000,000  Companhia Paranaense de
                              Energia-Copel, Series B ORD                121,931
                                                                    ------------
TELEPHONE(1)
                      285  XO Communications Inc., Series E,
                              PIK, Convertible Preferred,
                              13.50%, 6/1/10                              42,038
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.1%
               99,000,000  Tele Celular Sul Participacoes
                              S.A. ORD                                   203,280
                                                                    ------------
TOTAL PREFERRED STOCK                                                    367,249
                                                                    ------------
   (Cost $624,332)

CORPORATE BONDS -- 9.3%
AIRLINES -- 0.2%
               $  500,000  Atlas Air Worldwide Holdings,
                              10.75%, 8/1/05                             515,000
                  150,000  United Air Lines, 9.00%,
                              12/15/03                                   153,224
                                                                    ------------
                                                                         668,224
                                                                    ------------
APPAREL & TEXTILES -- 0.1%
                  500,000  Supreme International Corp.,
                              12.25%, 4/1/06                             470,000
                                                                    ------------
BANKS -- 0.3%
                1,200,000  Citigroup Inc., 7.25%, 10/1/10              1,248,847
                                                                    ------------
CHEMICALS -- 0.2%
                1,000,000  Huntsman ICI Chemicals, 12.49%,
                              12/31/09(6)                                315,000
                  500,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             413,125
                                                                    ------------
                                                                         728,125
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                  500,000  Integrated Electric Services,
                              9.375%, 2/1/09                             499,375
                                                                    ------------
CONSUMER DURABLES -- 0.2%
                  500,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             440,000
                  250,000  Salton Inc., 12.25%, 4/15/08
                              (Acquired 4/18/01, Cost
                              $247,140)(5)                               257,500
                                                                    ------------
                                                                         697,500
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.2%
               $  650,000  Raytheon Co., 8.20%, 3/1/06              $    683,346
                                                                    ------------
DRUGS -- 0.2%
                  700,000  Cardinal Health Inc., 6.75%,
                              2/15/11                                    709,232
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.1%
                  350,000  Anixter International Inc., 8.00%,
                              9/15/03                                    360,968
                                                                    ------------
ELECTRICAL UTILITIES -- 0.7%
                  150,000  Cilcorp, Inc., 8.70%, 10/15/09                157,665
                  900,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                    908,581
                  900,000  Georgia Power Company, Series F,
                              5.75%, 1/31/03                             910,488
                  650,000  Wisconsin Energy Corp., 6.50%,
                              4/1/11                                     636,306
                                                                    ------------
                                                                       2,613,040
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.4%
                  250,000  Belco Oil & Gas Corp., 8.875%,
                              9/15/07                                    250,000
                  250,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                             251,563
                  600,000  Duke Energy Field Services,
                              7.875%, 8/16/10                            631,266
                  500,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    542,500
                                                                    ------------
                                                                       1,675,329
                                                                    ------------
ENTERTAINMENT -- 0.1%
                  400,000  Viacom Inc., 6.625%, 5/15/11
                              (Acquired 5/10/01,
                              Cost $397,152)(5)                          393,666
                                                                    ------------
FINANCIAL SERVICES -- 0.6%
                  600,000  CIT Group Inc., 5.625%, 5/17/04               597,524
                  250,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    273,750
                  700,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                    731,770
                  100,000  General Motors Acceptance
                              Corporation, VRN, 4.35%,
                              7/27/01, resets quarterly off
                              the 3-month LIBOR plus
                              0.01% with no caps                         100,047
                  700,000  Household Finance Corp., 6.75%,
                              5/15/11                                    691,210
                                                                    ------------
                                                                       2,394,301
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.4%
                  500,000  Graham Packaging Co., Series B,
                              12.915%, 1/15/03(7)                        224,375
                  500,000  Riverwood International, 10.875%,
                              4/1/08                                     491,250
                  750,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                    784,688
                                                                    ------------
                                                                       1,500,313
                                                                    ------------


50      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
GROCERY STORES -- 0.5%
               $  600,000  Delhaize America Inc., 7.375%,
                              4/15/06 (Acquired 5/31/01,
                              Cost $611,466)(5)                     $    610,970
                  400,000  Delhaize America Inc., 8.125%,
                              4/15/11 (Acquired 5/1/01,
                              Cost $412,488)(5)                          414,882
                  400,000  Delhaize America Inc., 9.00%,
                              4/15/31 (Acquired 4/12/01,
                              Cost $408,968)(5)                          429,310
                  500,000  Kroger Co., 7.65%, 4/15/07                    524,429
                                                                    ------------
                                                                       1,979,591
                                                                    ------------
HOME PRODUCTS(1)
                  180,000  Omega Cabinets, 10.50%,
                              6/15/07                                    186,300
                                                                    ------------
HOTELS -- 0.7%
                1,250,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                   1,349,999
                  250,000  Hollywood Casino Shreveport,
                              13.00%, 8/1/06                             267,500
                  600,000  MGM Mirage, 8.50%, 9/15/10                    625,019
                  500,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                    535,000
                                                                    ------------
                                                                       2,777,518
                                                                    ------------
INDUSTRIAL PARTS -- 0.1%
                  250,000  Briggs & Stratton, 8.875%,
                              3/15/11 (Acquired 5/9/01,
                              Cost $250,313)(5)                          250,625
                                                                    ------------
INDUSTRIAL SERVICES -- 0.1%
                  500,000  Building One Services, 10.50%,
                              5/1/09 (Acquired 12/13/00-
                              4/26/01, Cost $366,875)(5)                 488,750
                                                                    ------------
INFORMATION SERVICES(1)
                  150,000  KPNQwest B.V., 8.125%, 6/1/09                 126,000
                                                                    ------------
INTERNET -- 0.3%
                  600,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    602,710
                  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                           325,000
                  500,000  PSINet Inc., Series B, 0%,
                              2/15/05(8)                                  50,000
                                                                    ------------
                                                                         977,710
                                                                    ------------
LEISURE -- 0.1%
                  250,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     243,750
                  500,000  Imax Corp., 7.875%, 12/1/05                   262,500
                                                                    ------------
                                                                         506,250
                                                                    ------------
MEDIA -- 0.7%
                  500,000  Adelphia Communications Corp.,
                              9.25%, 10/1/02                             506,250
                  250,000  AMFM Inc., 8.00%, 11/1/08                     259,688

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  500,000  Charter Communications Holdings
                              LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(5)                          $    480,000
                  750,000  Comcast Cable Communications,
                              8.375%, 5/1/07                             816,870
                  600,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                    547,669
                                                                    ------------
                                                                       2,610,477
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.1%
                  250,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    273,267
                                                                    ------------
MINING & METALS -- 0.1%
                  250,000  Bethlehem Steel Corp., 10.375%,
                              9/1/03                                     145,938
                  250,000  Metallurg Holdings Inc., Series B,
                              18.75%, 7/15/03(7)                         116,250
                                                                    ------------
                                                                         262,188
                                                                    ------------
OIL SERVICES -- 0.5%
                  600,000  Anderson Exploration Ltd., 6.75%,
                              3/15/11                                    589,983
                  500,000  Newpark Resources, 8.625%,
                              12/15/07                                   500,000
                  550,000  Petroleum Geo-Services ASA,
                              6.625%, 3/30/08                            507,176
                  500,000  TransOcean Sedco Forex, 6.625%,
                              4/15/11 (Acquired 3/30/01,
                              Cost $497,385)(5)                          493,318
                                                                    ------------
                                                                       2,090,477
                                                                    ------------
PROPERTY & CASUALTY INSURANCE(1)
                  250,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                             73,750
                                                                    ------------
RAILROADS -- 0.1%
                  300,000  Burlington Northern Santa Fe
                              Corp., 6.75%, 3/15/29                      274,702
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
                  400,000  EOP Operating LP, 6.75%,
                              2/15/08                                    392,862
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.5%
                1,200,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                  1,238,804
                  600,000  Morgan Stanley Dean Witter & Co.,
                              6.10%, 4/15/06                             600,299
                                                                    ------------
                                                                       1,839,103
                                                                    ------------
TELEPHONE -- 1.1%
                  500,000  Covad Communications Group Inc.,
                              12.50%, 2/15/09                             67,500
                  250,000  Innova S. de R.L., 12.875%,
                              4/1/07                                     234,375
                  500,000  Intermedia Communications Inc.,
                              9.44%, 7/15/02(7)                          445,000
                  500,000  McLeodUSA Inc., 12.00%,
                              7/15/08                                    397,500
                1,000,000  NTL Inc., 11.50%, 2/1/06(7)                   829,999


See Notes to Financial Statements                www.americancentury.com      51


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  500,000  RCN Corp., 10.076%, 10/15/02(7)          $    157,500
                  500,000  Viatel, Inc., 0%, 4/15/2008(8)                 47,500
                  250,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                     136,250
                  600,000  WorldCom Inc., 7.375%, 1/15/06
                              (Acquired 5/29/01, Cost
                              $606,306)(5)                               610,636
                  400,000  WorldCom Inc., 7.50%, 5/15/11                 396,036
                  300,000  WorldCom Inc., 8.25%, 5/15/31                 301,341
                                                                    ------------
                                                                       3,623,637
                                                                    ------------
THRIFTS -- 0.1%
                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    433,750
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                  250,000  Eletson Holdings, 9.25%,
                              11/15/03                                   252,500
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                  250,000  AT&T Canada Inc., 8.57%,
                              6/15/03(7)                                 208,645
                  500,000  Microcell Telecommunications Inc.,
                              10.216%, 12/1/01(7)                        410,000
                  250,000  Nextel Communications, Inc.,
                              9.375%, 11/15/09                           203,125
                  250,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    215,625
                  250,000  Rogers Cantel Inc., 9.375%,
                              6/1/08                                     253,750
                                                                    ------------
                                                                       1,291,145
                                                                    ------------
TOTAL CORPORATE BONDS                                                 35,352,868
                                                                    ------------
   (Cost $37,072,216)

MORTGAGE-BACKED SECURITIES(9) -- 4.3%
                2,521,936  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                   2,615,209
                  265,190  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                     268,023
                2,503,105  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                   2,528,545
                  387,647  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                     396,973
                   55,309  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                     55,990
                   50,498  FNMA Pool #250576, 7.00%,
                              6/1/26                                      51,182
                  688,585  FNMA Pool #252645, 6.50%,
                              8/1/29                                     681,402
                  973,971  FNMA Pool #252923, 6.50%,
                              12/1/29                                    963,810
                  913,241  FNMA Pool #253112, 7.00%,
                              3/1/30                                     922,359
                  721,294  FNMA Pool #323980, 6.00%,
                              4/1/14                                     719,189
                  336,319  FNMA Pool #373510, 7.50%,
                              3/1/27                                     345,364

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  157,146  FNMA Pool #377181, 6.50%,
                              4/1/12                                $    158,921
                  303,716  FNMA Pool #412562, 6.50%,
                              1/1/28                                     300,797
                  189,119  FNMA Pool #482459, 7.00%,
                              4/13/08                                    191,182
                  884,125  FNMA Pool #492315, 6.50%,
                              4/1/29                                     874,901
                1,442,069  FNMA Pool #498034, 6.00%,
                              5/1/29                                   1,393,120
                  955,917  FNMA Pool #527077, 7.50%,
                              6/1/15                                     986,558
                  341,150  FNMA Pool #537234, 7.00%,
                              5/1/30                                     344,406
                  746,505  FNMA Pool #546716, 8.00%,
                              7/1/30                                     773,641
                   79,997  GNMA Pool #372335, 7.50%,
                              4/15/26                                     82,402
                   19,896  GNMA Pool #392995, 8.75%,
                              3/15/25                                     20,456
                   12,296  GNMA Pool #397233, 9.50%,
                              2/20/25                                     13,394
                  221,756  GNMA Pool #398509, 6.00%,
                              3/15/26                                    215,904
                   53,066  GNMA Pool #402682, 7.50%,
                              6/15/26                                     54,662
                  161,831  GNMA Pool #403770, 6.50%,
                              3/15/28                                    160,499
                   70,399  GNMA Pool #416856, 7.50%,
                              10/25/25                                    72,554
                  299,344  GNMA Pool #436194, 6.50%,
                              2/15/28                                    296,879
                  238,537  GNMA Pool #457351, 7.00%,
                              12/15/27                                   241,730
                  168,512  GNMA Pool #477038, 7.50%,
                              5/15/30                                    173,194
                  528,706  GNMA Pool #507542, 7.00%,
                              8/15/29                                    535,684
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      16,438,930
                                                                    ------------
   (Cost $15,824,326)

U.S. TREASURY SECURITIES -- 2.8%
                5,400,000  STRIPS - PRINCIPAL, 5.98%,
                              11/15/27(6)                              1,118,783
                  300,000  U.S. Treasury Bonds, 5.00%,
                              2/15/11                                    291,024
                  700,000  U.S. Treasury Bonds, 8.00%,
                              11/15/21                                   868,055
                  400,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                    423,288
                  700,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                    739,157
                1,012,310  U.S. Treasury Inflation Indexed
                              Bonds, 3.50%, 1/15/11                    1,031,608
                  750,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                    755,211
                2,600,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                  2,774,891


52      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $2,400,000  U.S. Treasury Notes, 5.75%,
                              11/15/05                              $  2,475,127
                  150,000  U.S. Treasury Notes, 5.375%,
                              2/15/31                                    141,586
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        10,618,730
                                                                    ------------
   (Cost $10,588,579)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.0%
                  200,000  FHLMC, 4.23%, 6/14/02(10)                     199,972
                1,200,000  FHLMC, 5.25%, 2/15/04                       1,212,466
                1,600,000  FNMA, 7.125%, 2/15/05                       1,698,515
                  700,000  FNMA, 6.625%, 11/15/10                        725,721
                1,000,000  FNMA, Series B, 7.25%, 1/15/10              1,081,404
                1,500,000  GNMA, 7.00%, settlement date
                              6/20/01                                  1,518,750
                1,000,000  SLMA MTN, VRN, 5.89%, 6/5/01,
                              resets weekly at the 3-month
                              T-Bill rate with a floor of 5.89%
                              and no caps                                999,465
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                             7,436,293
                                                                    ------------
   (Cost $7,244,088)

COLLATERALIZED MORTGAGE OBLIGATIONS(9) -- 1.2%
                1,000,000  Chase 2000 S-3A, 6.50%,
                              6/15/15(10)                              1,000,312
                  600,000  First Union National Bank-Bank of
                              America Commercial Mortgage
                              Trust, Series 2001 C1, Class A2
                              SEQ, 6.14%, 12/15/10                       583,107
                  795,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                            806,381
                  150,000  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   151,517
                  600,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%, 5/15/33               593,905
                  156,580  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                             159,083
                   83,768  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                    84,159
                1,000,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                   997,366
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            4,375,830
                                                                    ------------
   (Cost $4,366,658)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(9) -- 1.0%
               $  400,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                               $    413,752
                  300,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%, 2/15/12               306,449
                  700,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                  705,794
                  672,159  Delta Air Lines Inc., Series 2000-1,
                              Class A1, 7.38%, 5/18/10                   706,193
                  200,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        204,490
                  700,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                             699,727
                  900,000  Residential Asset Securities Corp.,
                              Series 1999 KS3, Cl AI2 SEQ,
                              7.08%, 9/25/20                             913,172
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          3,949,577
                                                                    ------------
   (Cost $3,867,395)

COMMERCIAL PAPER(11) -- 0.8%
                  250,000  Abbott Laboratories, 3.99%,
                              6/22/01                                    249,386
                  200,000  Chevron U.K. Investment PLC,
                              3.90%, 8/10/01                             198,460
                  250,000  Dakota Certificates (Citibank),
                              4.00%, 7/6/01                              249,004
                  500,000  Diageo plc, 5.31%, 6/4/01
                              (Acquired 1/29/01, Cost
                              $490,781)(5)                               499,772
                  300,000  Emerald Certificates, 4.05%,
                              7/17/01                                    298,451
                  315,000  Falcon Asset Securities Corp.,
                              4.13%, 6/15/01                             314,470
                  200,000  Gannett Co. Inc., 4.00%, 6/12/01              199,730
                  250,000  Gannett Co. Inc., 3.95%, 7/17/01              248,709
                  300,000  Newcastle Certificates, 4.20%,
                              8/2/01                                     297,944
                  200,000  Receivables Capital Corp., 3.98%,
                              7/10/01                                    199,117
                  353,000  Sand Dollar Funding LLC, 4.00%,
                              7/9/01                                     351,478
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 3,106,521
                                                                    ------------
   (Cost $3,106,621)

SOVEREIGN GOVERNMENTS AND AGENCIES(1)
                  100,000  Province of Quebec, 8.80%,
                              4/15/03                                    107,134
                                                                    ------------
   (Cost $106,103)


See Notes to Financial Statements                www.americancentury.com      53


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

                                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- SEGREGATED FOR
FUTURES* -- 0.8%
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury obligations), in a joint trading account
    at 4.01%, dated 5/31/01, due 6/1/01
    (Delivery value $2,898,823)                                     $  2,898,500
                                                                    ------------
   (Cost $2,898,500)

TEMPORARY CASH INVESTMENTS -- 2.3%
   Repurchase Agreement, State Street Corp., (U.S.
    Treasury obligations), in a joint trading account
    at 4.01%, dated 5/31/01, due 6/1/01
    (Delivery value $8,902,492)                                        8,901,500
                                                                    ------------
   (Cost $8,901,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $380,393,974
                                                                    ============
   (Cost $360,786,747)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
      Contracts          Settlement                             Unrealized
        to Sell             Date                  Value            Loss
--------------------------------------------------------------------------------
   192,228,000  JPY        6/29/01             $1,617,672        $(20,017)
                                           ===================================
(Value on Settlement Date $1,597,655)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS*
                                              Underlying
                         Expiration           Face Amount       Unrealized
     Purchased              Dates              at Value            Gain
--------------------------------------------------------------------------------
   6 S&P 500
     Futures             June 2001            $1,882,500          $44,512
   2 Russell 2000
     Futures             June 2001               496,000            6,461
   2 S&P MidCap
     400 Futures         June 2001               520,000            4,522
                                            ----------------------------------
                                              $2,898,500          $55,495
                                            ==================================

* Equity futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1)  Category is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities and/or forward commitments.

(4) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(5) Security was purchased under Rule 144A [or Section 4(2)] of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $5,116,074 which represented 1.4% of net assets.

(6) Zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(7) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(8)  Security is in default.

(9) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(10) When-issued security or forward commitment.

(11) The rates for commercial paper are the yield to maturity at purchase.


54      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2001 (UNAUDITED)

                                       STRATEGIC      STRATEGIC      STRATEGIC
                                      CONSERVATIVE     MODERATE      AGGRESSIVE
ASSETS
Investment securities, at value
  (identified cost of $213,092,313,
  $612,859,929, and $360,786,747,
  respectively) (Note 3) ...........$ 222,553,938  $ 641,427,140  $ 380,393,974
Cash ...............................      182,692           --          341,741
Foreign currency holdings,
  at value (identified cost $0,
  $197,738 and $179,709,
  respectively) ....................         --          196,539        172,800
Receivable for investments sold ....    3,173,433     11,351,473      6,171,110
Receivable for capital shares sold .          353          4,066          4,495
Receivable for variation margin
  on futures contracts .............        5,839           --           10,600
Dividends and interest receivable ..    1,121,155      2,834,462      1,529,244
                                    -------------  -------------  -------------
                                      227,037,410    655,813,680    388,623,964
                                    -------------  -------------  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...........         --          283,891           --
Payable for investments purchased ..   13,795,277     34,261,545      9,730,939
Payable for forward foreign
  currency exchange contracts ......        5,805         24,327         20,017
Payable for variation margin
  on futures contracts .............         --          192,053           --
Accrued management fees (Note 2) ...      176,175        562,656        373,163
Distribution fees payable (Note 2)..        2,747          6,390          8,765
Service fees payable (Note 2) ......        2,747          6,390          8,765
Payable for directors' fees
  and expenses (Note 2) ............          201            570            388
                                    -------------  -------------  -------------
                                       13,982,952     35,337,822     10,142,037
                                    -------------  -------------  -------------
Net Assets .........................$ 213,054,458  $ 620,475,858  $ 378,481,927
                                    =============  =============  =============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) .................$ 202,656,242  $ 606,535,620  $ 378,917,054
Undistributed net
  investment income ................    1,183,020      2,712,379      2,339,885
Accumulated net realized loss
  on investment and foreign
  currency transactions ............     (276,150)   (17,422,933)   (22,397,567)
Net unrealized appreciation
  on investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ......    9,491,346     28,650,792     19,622,555
                                    -------------  -------------  -------------
                                    $ 213,054,458  $ 620,475,858  $ 378,481,927
                                    =============  =============  =============

Investor Class, $0.01 Par Value
Net assets .........................$ 190,675,194  $ 545,531,737  $ 317,628,506
Shares outstanding .................   35,542,417     88,197,103     45,565,574
Net asset value per share ..........$        5.36  $        6.19  $        6.97

Advisor Class, $0.01 Par Value
Net assets .........................$  12,889,136  $  30,934,187  $  41,306,752
Shares outstanding .................    2,403,749      5,005,894      5,933,618
Net asset value per share ..........$        5.36  $        6.18  $        6.96

Institutional Class, $0.01 Par Value
Net assets .........................$   9,490,128  $  44,009,934  $  19,546,669
Shares outstanding .................    1,768,720      7,114,318      2,800,821
Net asset value per share ..........$        5.37  $        6.19  $        6.98


See Notes to Financial Statements                www.americancentury.com      55


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED)

                                    STRATEGIC       STRATEGIC       STRATEGIC
                                   CONSERVATIVE      MODERATE       AGGRESSIVE
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $17,462,
  $103,268, and $89,194,
  respectively) ...................... $    646,970  $  2,396,367  $  1,786,857
Interest .............................    3,715,608     7,504,637     3,467,621
                                       ------------  ------------  ------------
                                          4,362,578     9,901,004     5,254,478
                                       ------------  ------------  ------------

Expenses (Note 2):
Management fees ......................      980,322     2,989,809     2,145,875
Distribution fees -- Advisor Class ...       15,754        30,627        50,540
Service fees -- Advisor Class ........       15,754        30,627        50,540
Directors' fees and expenses .........        1,010         3,506         2,005
                                       ------------  ------------  ------------
                                          1,012,840     3,054,569     2,248,960
                                       ------------  ------------  ------------
Net investment income ................    3,349,738     6,846,435     3,005,518
                                       ------------  ------------  ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investment transactions ..............    3,446,214    (3,878,923)   (9,640,053)
Foreign currency transactions ........      (23,117)      (91,002)      (86,928)
                                       ------------  ------------  ------------
                                          3,423,097    (3,969,925)   (9,726,981)
                                       ------------  ------------  ------------

Change in net unrealized
appreciation on:
Investments ..........................      467,376     7,951,434     4,882,255
Translation of assets and
  liabilities in
  foreign currencies .................       (7,487)      (15,620)      (19,805)
                                       ------------  ------------  ------------
                                            459,889     7,935,814     4,862,450
                                       ------------  ------------  ------------

Net realized and unrealized
  gain (loss) on investments
  and foreign currency ...............    3,882,986     3,965,889    (4,864,531)
                                       ------------  ------------  ------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations .................... $  7,232,724  $ 10,812,324  $ (1,859,013)
                                       ============  ============  ============


56      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2000

                                     STRATEGIC CONSERVATIVE             STRATEGIC MODERATE                STRATEGIC AGGRESSIVE
Increase in Net Assets                2001           2000              2001           2000                 2001           2000

OPERATIONS
Net investment income .......   $   3,349,738    $   5,974,378    $   6,846,435    $  10,287,558    $   3,005,518    $   3,790,097
Net realized gain (loss) on
  investment and foreign
  currency transactions .....       3,423,097       12,411,782       (3,969,925)      45,629,859       (9,726,981)      25,807,278
Change in net unrealized
  appreciation on investments
  and translation of assets
  and liabilities in
  foreign currencies ........         459,889       (6,920,247)       7,935,814      (38,345,261)       4,862,450      (31,858,649)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting
  from operations ...........       7,232,724       11,465,913       10,812,324       17,572,156       (1,859,013)      (2,261,274)
                                -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ............      (2,344,118)      (5,440,032)      (4,040,679)      (8,944,771)      (3,430,846)      (1,910,466)
  Advisor Class .............        (150,180)        (309,094)        (169,666)        (358,028)        (343,442)        (101,910)
  Institutional Class .......        (105,002)         (28,093)        (346,350)        (287,429)         (74,786)            --
From net realized gains on
  investment transactions:
  Investor Class ............     (13,559,370)      (5,383,840)     (51,371,025)      (9,774,558)     (32,321,234)      (8,806,308)
  Advisor Class .............        (973,353)        (281,261)      (2,538,551)        (417,334)      (4,255,040)        (602,407)
  Institutional Class .......        (302,735)            --         (2,780,950)            --           (664,703)            --
                                -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ........     (17,434,758)     (11,442,320)     (61,247,221)     (19,782,120)     (41,090,051)     (11,421,091)
                                -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase in net
  assets from capital
  share transactions ........      39,909,958        7,363,908      180,137,847      101,412,013       63,113,047      165,751,956
                                -------------    -------------    -------------    -------------    -------------    -------------

Net increase in net assets ..      29,707,924        7,387,501      129,702,950       99,202,049       20,163,983      152,069,591

NET ASSETS
Beginning of period .........     183,346,534      175,959,033      490,772,908      391,570,859      358,317,944      206,248,353
                                -------------    -------------    -------------    -------------    -------------    -------------
End of period ...............   $ 213,054,458    $ 183,346,534    $ 620,475,858    $ 490,772,908    $ 378,481,927    $ 358,317,944
                                =============    =============    =============    =============    =============    =============
Undistributed net
  investment income .........   $   1,183,020    $     432,582    $   2,712,379    $     422,639    $   2,339,885    $   3,183,441
                                =============    =============    =============    =============    =============    =============


See Notes to Financial Statements               www.americancentury.com      57


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 the (1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate Fund (Strategic Moderate) and Strategic Allocation: Aggressive Fund (Strategic Aggressive) (the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile. The funds seek to achieve this by diversifying investments among three asset classes -- equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. In addition, Strategic Moderate and Strategic Aggressive are authorized to issue the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class had not commenced as of May 31, 2001.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


58      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    WHEN ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations.The funds maintain segregrated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    Strategic Conservative, Strategic Moderate and Strategic Aggressive have elected to treat $169,093, $3,381,560 and $4,754,866, respectively, of net capital losses incurred in the one month period ended November 30, 2000, as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for each class of the funds is as follows:

                                    STRATEGIC CONSERVATIVE
                              INVESTOR    ADVISOR   INSTITUTIONAL
FUND AVERAGE NET ASSETS
Up to $1 billion               1.00%       0.75%       0.80%
$1 billion and over            0.90%       0.65%       0.70%

                                      STRATEGIC MODERATE
                              INVESTOR    ADVISOR   INSTITUTIONAL
FUND AVERAGE NET ASSETS
Up to $1 billion               1.10%       0.85%       0.90%
$1 billion and over            1.00%       0.75%       0.80%

                                    STRATEGIC AGGRESSIVE
                              INVESTOR    ADVISOR   INSTITUTIONAL
FUND AVERAGE NET ASSETS
Up to $1 billion               1.20%       0.95%       1.00%
$1 billion and over            1.10%       0.85%       0.90%

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan for the Advisor Class and a Master Distribution and Individual Shareholder Services Plan for the C Class (collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred by the funds under the plans during the six months ended May 31, 2001, were $31,508 in Strategic Conservative, $61,254 in Strategic Moderate, and $101,080 in Strategic Aggressive. No fees were incurred for the C Class because it had not commenced operations.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      59


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended May 31, 2001, were as follows:

                                       STRATEGIC      STRATEGIC      STRATEGIC
                                      CONSERVATIVE     MODERATE      AGGRESSIVE
PURCHASES
--------------------------------------------------------------------------------
Investment Securities other than
  U.S. Government &
  Agency Obligations ................ $128,000,929   $488,823,311   $344,396,658
U.S. Government &
  Agency Obligations ................  56,450,856     122,797,071    26,281,450

PROCEEDS FROM SALES
--------------------------------------------------------------------------------
Investment Securities other than
  U.S. Government &
  Agency Obligations ................ $107,643,404   $365,051,218   $302,547,740
U.S. Government &
  Agency Obligations ................   49,271,649    97,131,575     30,077,174

    On May 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                       STRATEGIC      STRATEGIC      STRATEGIC
                                      CONSERVATIVE     MODERATE      AGGRESSIVE

Appreciation ........................  $10,783,666    $39,822,075    $29,580,842
Depreciation ........................  (4,846,774)   (21,314,660)   (17,875,715)
                                      ------------   ------------   ------------
Net .................................  $5,936,892    $18,507,415     $11,705,127
                                      ============   ============   ============
Federal Tax Cost .................... $216,617,046   $622,919,725   $368,688,847
                                      ============   ============   ============

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                              STRATEGIC CONSERVATIVE         STRATEGIC MODERATE            STRATEGIC AGGRESSIVE
                              SHARES         AMOUNT        SHARES          AMOUNT         SHARES          AMOUNT
INVESTOR CLASS
Shares Authorized ......... 200,000,000                   200,000,000                    200,000,000
                            ===========                  ============                   ============
Six months ended
  May 31, 2001
Sold ......................  8,188,553     $43,695,296    27,165,891    $166,116,068      8,940,580     $63,053,424
Issued in reinvestment
  of distributions ........  2,953,599     15,545,515      8,875,661     54,900,086       4,993,495     35,455,445
Redeemed .................. (5,110,556)   (27,256,124)   (12,090,041)   (74,749,942)     (7,833,986)   (54,959,149)
                            -----------   ------------   ------------   -------------   ------------   -------------
Net increase ..............  6,031,596     $31,984,687    23,951,511    $146,266,212      6,100,089     $43,549,720
                            ===========   ============   ============   =============   ============   =============

Year ended
  November 30, 2000
Sold ...................... 14,405,701     $81,968,980    28,060,265    $203,412,076     27,459,918    $233,095,279
Issued in reinvestment
  of distributions ........  1,878,916     10,573,419      2,611,999     18,581,417       1,334,071     10,667,441
Redeemed .................. 16,112,408)   (91,613,738)   (20,944,222)   (151,705,628)   (13,715,753)   (114,532,013)
                            -----------   ------------   ------------   -------------   ------------   -------------
Net increase ..............   172,209       $928,661       9,728,042     $70,287,865     15,078,236    $129,230,707
                            ===========   ============   ============   =============   ============   =============


60      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows:

                              STRATEGIC CONSERVATIVE         STRATEGIC MODERATE            STRATEGIC AGGRESSIVE
                              SHARES         AMOUNT        SHARES          AMOUNT         SHARES          AMOUNT
ADVISOR CLASS
Shares Authorized ......... 50,000,000                    50,000,000                     50,000,000
                            ===========                  ============                   ============
Six months ended
  May 31, 2001
Sold ......................   453,831      $2,453,661      2,444,389     $14,954,964       857,676      $6,067,807
Issued in reinvestment
  of distributions ........   213,446       1,123,524       438,379       2,707,905        647,628       4,598,157
Redeemed ..................  (325,687)     (1,740,469)     (999,238)     (6,235,329)      (749,656)     (5,280,496)
                            -----------   ------------   ------------   -------------   ------------   -------------
Net increase ..............   341,590      $1,836,716      1,883,530     $11,427,540       755,648      $5,385,468
                            ===========   ============   ============   =============   ============   =============

Year ended
  November 30, 2000
Sold ......................   920,577      $5,267,745      1,797,068     $13,115,852      4,078,020     $34,613,146
Issued in reinvestment
  of distributions ........   104,773        590,146        108,898        774,347         88,051         703,761
Redeemed ..................  (522,190)     (2,993,114)    (1,104,308)    (8,060,131)      (688,872)     (5,828,265)
                            -----------   ------------   ------------   -------------   ------------   -------------
Net increase ..............   503,160      $2,864,777       801,658      $5,830,068       3,477,199     $29,488,642
                            ===========   ============   ============   =============   ============   =============

INSTITUTIONAL CLASS
Shares Authorized ......... 50,000,000                    50,000,000                     50,000,000
                            ===========                  ============                   ============
Six months ended
  May 31, 2001
Sold ......................  1,313,599     $7,015,584      3,637,115     $22,624,434      2,176,097     $15,437,709
Issued in reinvestment
  of distributions ........   77,608         407,733        507,281       3,127,294        104,153        739,484
Redeemed ..................  (249,938)     (1,334,762)     (536,966)     (3,307,633)      (290,984)     (1,999,334)
                            -----------   ------------   ------------   -------------   ------------   -------------
Net increase ..............  1,141,269     $6,088,555      3,607,430     $22,444,095      1,989,266     $14,177,859
                            ===========   ============   ============   =============   ============   =============

Period ended
  November 30, 2000(1)
Sold ......................   640,371      $3,645,540      6,281,900     $45,554,336       884,584      $7,663,338
Issued in reinvestment
  of distributions ........    4,852         28,093         39,159         287,429           --             --
Redeemed ..................  (17,772)       (103,163)     (2,814,171)   (20,547,685)      (73,029)       (630,731)
                            -----------   ------------   ------------   -------------   ------------   -------------
Net increase ..............   627,451      $3,570,470      3,506,888     $25,294,080       811,555      $7,032,607
                            ===========   ============   ============   =============   ============   =============

C CLASS
Shares Authorized .........                               50,000,000                     50,000,000
                                                         ============                   ============

(1) August 1, 2000 (commencement of sale) through November 30, 2000.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2001.


                                                www.americancentury.com      61


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                       Investor Class
                                      2001(1)           2000          1999          1998          1997          1996(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............$      5.69      $      5.69   $      5.59   $      5.55   $      5.26   $      5.00
                                   -----------      -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(3) ........       0.09             0.19          0.17          0.18          0.19          0.13
  Net Realized and Unrealized Gain
  on Investment Transactions ......       0.11             0.19          0.28          0.31          0.36          0.22
                                   -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations        0.20             0.38          0.45          0.49          0.55          0.35
                                   -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ......      (0.07)           (0.19)        (0.16)        (0.19)        (0.17)        (0.09)
  From Net Realized Gains on
  Investment Transactions .........      (0.46)           (0.19)        (0.19)        (0.26)        (0.09)         --
                                   -----------      -----------   -----------   -----------   -----------   -----------
  Total Distributions .............      (0.53)           (0.38)        (0.35)        (0.45)        (0.26)        (0.09)
                                   -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ....$      5.36      $      5.69   $      5.69   $      5.59   $      5.55   $      5.26
                                   ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(4) .................       3.76%            6.74%         8.47%         9.43%        10.87%         7.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........       1.00%(5)         1.00%         1.00%         1.00%         1.00%         1.01%(5)
Ratio of Net Investment Income
  to Average Net Assets ...........       3.34%(5)         3.32%         3.01%         3.35%         3.48%         3.67%(5)
Portfolio Turnover Rate ...........         91%             149%          105%          113%          124%           44%
Net Assets, End of Period
  (in thousands) ..................$   190,675      $   168,037   $   167,083   $   180,970   $   156,733   $    33,110

(1) Six months ended May 31, 2001 (unaudited).

(2) February 15, 1996 (inception) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.


62      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Advisor Class
                                      2001(1)         2000         1999        1998        1997        1996(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............$     5.69      $     5.69   $     5.59  $     5.56  $     5.26  $     5.09
                                   ----------      ----------   ----------  ----------  ----------  ----------
Income From Investment Operations
  Net Investment Income(3) ........      0.08            0.18         0.15        0.17        0.17        0.03
  Net Realized and Unrealized Gain
  on Investment Transactions ......      0.12            0.18         0.30        0.31        0.38        0.14
                                   ----------      ----------   ----------  ----------  ----------  ----------
  Total From Investment Operations       0.20            0.36         0.45        0.48        0.55        0.17
                                   ----------      ----------   ----------  ----------  ----------  ----------
Distributions
  From Net Investment Income ......     (0.07)          (0.17)       (0.16)      (0.19)      (0.16)       --
  From Net Realized Gains on
  Investment Transactions .........     (0.46)          (0.19)       (0.19)      (0.26)      (0.09)       --
                                   ----------      ----------   ----------  ----------  ----------  ----------
  Total Distributions .............     (0.53)          (0.36)       (0.35)      (0.45)      (0.25)       --
                                   ----------      ----------   ----------  ----------  ----------  ----------
Net Asset Value, End of Period ....$     5.36      $     5.69   $     5.69  $     5.59  $     5.56  $     5.26
                                   ==========      ==========   ==========  ==========  ==========  ==========
  Total Return(4) .................      3.63%           6.49%        8.32%       9.06%      10.77%       3.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........      1.25%(5)        1.25%        1.25%       1.25%       1.25%       1.25%(5)
Ratio of Net Investment Income
  to Average Net Assets ...........      3.09%(5)        3.07%        2.76%       3.10%       3.23%       3.25%(5)
Portfolio Turnover Rate ...........        91%            149%         105%        113%        124%         44%(6)
Net Assets, End of Period
  (in thousands) ..................$   12,889      $   11,737   $    8,876  $    6,596  $    4,253  $    3,973

(1) Six months ended May 31, 2001 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period February 15, 1996 (inception of fund) through November 30, 1996.


See Notes to Financial Statements                www.americancentury.com      63


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Institutional Class
                                                        2001(1)       2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............... $    5.69     $    5.68
                                                     ---------     ---------
Income From Investment Operations
  Net Investment Income(3) .........................      0.09          0.07
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .......................      0.13         (0.01)
                                                     ---------     ---------
  Total From Investment Operations .................      0.22          0.06
                                                     ---------     ---------
Distributions
  From Net Investment Income .......................     (0.08)        (0.05)
  From Net Realized Gains on
  Investment Transactions ..........................     (0.46)         --
                                                     ---------     ---------
  Total Distributions ..............................     (0.54)        (0.05)
                                                     ---------     ---------
Net Asset Value, End of Period ..................... $    5.37     $    5.69
                                                     =========     =========
  Total Return(4) ..................................      4.05%         1.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..      0.80%(5)      0.80%(5)
Ratio of Net Investment Income to Average Net Assets      3.54%(5)      3.70%(5)
Portfolio Turnover Rate ............................        91%          149%(6)
Net Assets, End of Period (in thousands) ........... $   9,490     $   3,573

(1) Six months ended May 31, 2001 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


64      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                       Investor Class
                                       2001(1)           2000          1999         1998          1997          1996(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............$      6.92      $      6.89   $      6.22   $      5.98   $      5.42   $      5.00
                                   -----------      -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income(3) ........       0.08             0.16          0.12          0.15          0.14          0.10
  Net Realized and Unrealized Gain
  on Investment Transactions ......       0.05             0.20          0.88          0.45          0.56          0.39
                                   -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations        0.13             0.36          1.00          0.60          0.70          0.49
                                   -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ......      (0.06)           (0.15)        (0.12)        (0.16)        (0.13)        (0.07)
  From Net Realized Gains on
  Investment Transactions .........      (0.80)           (0.18)        (0.21)        (0.20)        (0.01)         --
                                   -----------      -----------   -----------   -----------   -----------   -----------
  Total Distributions .............      (0.86)           (0.33)        (0.33)        (0.36)        (0.14)        (0.07)
                                   -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ....$      6.19      $      6.92   $      6.89   $      6.22   $      5.98   $      5.42
                                   ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(4) .................       1.86%            5.20%        16.97%        10.32%        13.02%         9.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...........       1.10%(5)         1.10%         1.10%         1.10%         1.10%         1.10%(5)
Ratio of Net Investment Income
  to Average Net Assets ...........       2.46%(5)         2.24%         1.92%         2.38%         2.43%         2.52%(5)
Portfolio Turnover Rate ...........         95%             153%          107%          127%          119%           78%
Net Assets, End of Period
  (in thousands) ..................$   545,532      $   444,882   $   375,592   $   261,721   $   201,384   $    57,836

(1) Six months ended May 31, 2001 (unaudited).

(2) February 15, 1996 (inception) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.


See Notes to Financial Statements                www.americancentury.com      65


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                Advisor Class
                                      2001(1)       2000       1999        1998       1997      1996(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............  $6.92        $6.89      $6.22       $5.98      $5.42      $5.24
                                     ----------   --------   ---------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ..........  0.07         0.15       0.11        0.13       0.12       0.02
  Net Realized and Unrealized Gain
  on Investment Transactions ........  0.04         0.20       0.88        0.45       0.56       0.16
                                     ----------   --------   ---------   --------   --------   --------
  Total From Investment Operations ..  0.11         0.35       0.99        0.58       0.68       0.18
                                     ----------   --------   ---------   --------   --------   --------
Distributions
  From Net Investment Income ........ (0.05)       (0.14)     (0.11)      (0.14)     (0.11)       --
  From Net Realized Gains on
  Investment Transactions ........... (0.80)       (0.18)     (0.21)      (0.20)     (0.01)       --
                                     ----------   --------   ---------   --------   --------   --------
  Total Distributions ............... (0.85)       (0.32)     (0.32)      (0.34)     (0.12)       --
                                     ----------   --------   ---------   --------   --------   --------
Net Asset Value, End of Period ......  $6.18        $6.92      $6.89       $6.22      $5.98      $5.42
                                     ==========   ========   =========   ========   ========   ========
  Total Return(4) ...................  1.59%        4.95%     16.66%      10.07%     12.72%      3.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............1.35%(5)       1.35%      1.35%       1.35%      1.35%    1.35%(5)
Ratio of Net Investment Income
  to Average Net Assets .............2.21%(5)       1.99%      1.67%       2.13%      2.18%    2.10%(5)
Portfolio Turnover Rate .............   95%         153%       107%        127%       119%      78%(6)
Net Assets, End of Period
  (in thousands) .................... $30,934      $21,605    $15,979     $13,251    $8,573     $7,566

(1) Six months ended May 31, 2001 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period February 15, 1996 (inception of fund) through November 30, 1996.


66      1-800-345-2021                         See Notes to Financial Statements


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                           Institutional Class
                                                          2001(1)      2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................  $6.93        $7.23
                                                         ----------   ----------
Income From Investment Operations
  Net Investment Income(3) ..............................  0.08         0.06
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ............................  0.04        (0.31)
                                                         ----------   ----------
  Total From Investment Operations ......................  0.12        (0.25)
                                                         ----------   ----------
Distributions
  From Net Investment Income ............................ (0.06)       (0.05)
  From Net Realized Gains on
  Investment Transactions ............................... (0.80)         --
                                                         ----------   ----------
  Total Distributions ................................... (0.86)       (0.05)
                                                         ----------   ----------
Net Asset Value, End of Period ..........................  $6.19        $6.93
                                                         ==========   ==========
  Total Return(4) .......................................  1.83%       (3.53)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .......0.90%(5)     0.90%(5)
Ratio of Net Investment Income to Average Net Assets ....2.66%(5)     2.67%(5)
Portfolio Turnover Rate .................................   95%        153%(6)
Net Assets, End of Period (in thousands) ................ $44,010      $24,285

(1) Six months ended May 31, 2001 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


See Notes to Financial Statements                www.americancentury.com      67


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                            Investor Class
                                       2001(1)       2000        1999       1998       1997       1996(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $7.89        $7.91       $6.54      $6.25      $5.53       $5.00
                                      ----------   ---------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income(3) ...........  0.06         0.11        0.07       0.10       0.09        0.07
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .. (0.07)        0.30        1.55       0.49       0.67        0.46
                                      ----------   ---------   --------   --------   ---------   --------
  Total From Investment Operations ... (0.01)        0.41        1.62       0.59       0.76        0.53
                                      ----------   ---------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ......... (0.09)       (0.08)      (0.08)     (0.09)     (0.04)        --
  From Net Realized Gains on
  Investment Transactions ............ (0.82)       (0.35)      (0.17)     (0.21)       --          --
                                      ----------   ---------   --------   --------   ---------   --------
  Total Distributions ................ (0.91)       (0.43)      (0.25)     (0.30)     (0.04)        --
                                      ----------   ---------   --------   --------   ---------   --------
Net Asset Value, End of Period .......  $6.97        $7.89       $7.91      $6.54      $6.25       $5.53
                                      ==========   =========   ========   ========   =========   ========
  Total Return(4) .................... (0.41)%       5.14%      25.69%      9.93%     13.84%      10.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............1.20%(5)       1.20%       1.20%      1.20%      1.20%     1.20%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............1.65%(5)       1.25%       1.02%      1.49%      1.58%     1.72%(5)
Portfolio Turnover Rate ..............   96%         149%        115%       134%       135%         64%
Net Assets, End of Period
  (in thousands) .....................$317,629     $311,193    $192,831   $145,125   $109,497     $46,276

(1) Six months ended May 31, 2001 (unaudited).

(2) February 15, 1996 (inception) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.


68      1-800-345-2021                         See Notes to Financial Statements


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                  Advisor Class
                                       2001(1)       2000        1999       1998       1997       1996(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $7.86        $7.89       $6.52      $6.23      $5.53       $5.37
                                      ----------   ---------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income(3) ...........  0.05         0.09        0.05       0.08       0.07        0.01
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .. (0.06)        0.29        1.55       0.49       0.67        0.15
                                      ----------   ---------   --------   --------   ---------   --------
  Total From Investment Operations ... (0.01)        0.38        1.60       0.57       0.74        0.16
                                      ----------   ---------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ......... (0.07)       (0.06)      (0.06)     (0.07)     (0.04)        --
  Net Realized and Unrealized Gains
  on Investment Transactions ......... (0.82)       (0.35)      (0.17)     (0.21)       --          --
                                      ----------   ---------   --------   --------   ---------   --------
  Total Distributions ................ (0.89)       (0.41)      (0.23)     (0.28)     (0.04)        --
                                      ----------   ---------   --------   --------   ---------   --------
Net Asset Value, End of Period .......  $6.96        $7.86       $7.89      $6.52      $6.23       $5.53
                                      ==========   =========   ========   ========   =========   ========
  Total Return(4) .................... (0.43)%       4.78%      25.46%      9.66%     13.43%       2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............1.45%(5)       1.45%       1.45%      1.45%      1.45%     1.45%(5)
Ratio of Net Investment Income
  to Average Net Assets ..............1.40%(5)       1.00%       0.77%      1.24%      1.33%     1.31%(5)
Portfolio Turnover Rate ..............   96%         149%        115%       134%       135%       64%(6)
Net Assets, End of Period
  (in thousands) ..................... $41,307      $40,721     $13,417    $10,228    $8,095      $5,872

(1) Six months ended May 31, 2001 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period February 15, 1996 (inception of fund) through November 30, 1996.


See Notes to Financial Statements                www.americancentury.com      69


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                          Institutional Class
                                                          2001(1)      2000(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................   $7.89        $8.50
                                                         ----------   ----------
Income From Investment Operations
  Net Investment Income(3) .............................   0.07         0.05
  Net Realized and Unrealized Loss
  on Investment Transactions ...........................  (0.07)       (0.66)
                                                         ----------   ----------
  Total From Investment Operations .....................    --         (0.61)
                                                         ----------   ----------
Distributions
  From Net Investment Income ...........................  (0.09)         --
  From Net Realized Gains on
  Investment Transactions ..............................  (0.82)         --
                                                         ----------   ----------
  Total Distributions ..................................  (0.91)         --
                                                         ----------   ----------
Net Asset Value, End of Period .........................   $6.98        $7.89
                                                         ==========   ==========
  Total Return(4) ......................................  (0.20)%      (7.18)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...... 1.00%(5)     1.00%(5)
Ratio of Net Investment Income to Average Net Assets ... 1.85%(5)     1.70%(5)
Portfolio Turnover Rate ................................    96%        149%(6)
Net Assets, End of Period (in thousands) ...............  $19,547      $6,404

(1) Six months ended May 31, 2001 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


70      1-800-345-2021                         See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the C class share is higher than the total expense ratio of Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      71


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such as political instability and currency fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and MORTGAGE-BACKED SECURITIES indices.

     The MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 countries (excluding the U.S.).

     The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
      JEFF TYLER
      BRIAN HOWELL

THE FUNDS' NEUTRAL ASSET MIXES*
                   CON      MOD      AGG
STOCKS             45%      63%      78%
BONDS              45%      31%      20%
CASH
(MONEY MARKET
   SECURITIES)     10%       6%       2%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

72      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 62-70.

STOCK PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) --a generic mortgage derivative. Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

* CORPORATE SECURITIES -- debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES --debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years), and bonds (maturing in more than ten years).


                                                 www.americancentury.com      73


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


74      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      75


Notes
--------------------------------------------------------------------------------


76      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0107                                 American Century Investment Services, Inc.
SH-SAN-25994                      (c)2001 American Century Services Corporation